NUVEEN
Municipal
Bond Funds


October 31, 1997

Semiannual Report

Dependable, tax-free income
to help you keep more of
what you earn.
[PHOTO APPEARS HERE]
National
National
Insured

                                   Contents



                     1  Dear Shareholder

                     3  Answering Your Questions

                     6  Municipal Bond
                        Performance Overview

                     8  Insured Municipal Bond
                        Performance Overview

                    11  Financial Section

                    62  Additional Investment Opportunities

                    63  Fund Information

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]
Timothy R. Schwertfeger
Chairman of the Board


Wealth takes a lifetime to build. Once achieved, it should be preserved.


Dear Shareholder

It's a pleasure to report to you on the performance of your Nuveen municipal bond fund. Over the past 12 months, the funds have performed well, rewarding investors with dependable tax-free income and attractive returns.

Dividend stability continues to be a hallmark of the Nuveen municipal bond funds. Both the Nuveen Municipal Bond Fund and the Nuveen Insured Municipal Bond Fund paid steady dividends throughout the year, including slight increases in February. As of October 31, 1997 , Class A shareholders in the Municipal Bond Fund were receiving a yield on net asset value of 4.37%, while Class A shareholders of the Insured Municipal Bond Fund received 4.17%. To match these yields, investors in the 31% federal tax bracket would have had to earn 6.33% and 6.04%, respectively, on taxable alternatives to match the yields of the Nuveen funds on an after-tax basis.

As 1997 draws to a close, it seems appropriate to take a moment to look back over what has been an exceptional time for the American economy, the financial markets--and the investors in those markets. The year has been distinguished by continued economic strength, the lowest unemployment rates in more than two decades, and progress on fiscal issues, including a reduction in the federal deficit. While much of investors' attention has remained focused on the stock market, the achievements of the bond market should not be overlooked. During 1997, the environment for bond performance has been enhanced by a substantial decline in interest rates, reflecting investors' confidence that infla-

"The funds have performed well, rewarding investors with dependable tax-free income and attractive returns."

tion can remain near its current annual rate of 2.2%, one of the lowest levels for the Consumer Price Index in 30 years.

The events of 1997 have also focused renewed attention on the need for diversification and asset allocation. Stock market volatility, especially in late October, provided a vivid illustration of the steadying effect that fixed-income investments can provide in a well-constructed investment portfolio. Nuveen mutual funds provide an excellent balance to other stock and bond investments, and their current yields make them very attractive.

You already know you can rely on Nuveen to provide the tax-advantaged investments you need to pursue your investment goals. Your financial adviser can introduce you to a variety of other Nuveen products and services to round out your investment portfolio, including the Nuveen Growth and Income Stock Fund and two new balanced stock and bond funds. We have also expanded our private asset management capabilities through the acquisition of Rittenhouse Financial Services, a well-respected growth investment manager. We encourage you to talk with your financial adviser about ways to complement your current Nuveen investment by taking advantage of these additional products and services.

We at Nuveen remain committed to providing you with quality investment solutions that withstand the test of time. We thank you for your confidence in us and our family of investments, and we look forward to our next report to you.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

December 15, 1997

                           Answering Your Questions


Ted Neild, managing director of Nuveen's portfolio management team, talks about the municipal bond market and offers insights into factors that affected the performance of th e funds over the past year.

What economic and market factors influenced the performance of municipal bonds over the past year?

Over the past 12 months, the performance of the municipal bond market was influenced by three major factors: the continued strength of the U.S. economy, minimal inflation (both of which are reflected in the steady-to-declining interest rates evident during the year), and volatility in the equity markets. During 1997, these factors contributed to a positive environment for fixed-income investments, including municipal issues.

Between November 1996 and October 1997, the yield on the 30-year Treasury bond dropped from 6.68% to 6.15%, and the municipal market followed suit, as the yield on the Bond Buyer 40 declined from 5.80% to 5.40%. The spread between tax-free municipal bonds and taxable Treasury bonds remained tight, making municipal bonds very attractive. The strong total returns produced in this environment were somewhat muted by a heavy supply of newly issued bonds that temporarily impacted bond prices. The increased supply worked to our advantage, however, as it expanded opportunities to find value in the marketplace.

How have these funds performed during this period?

The total return on net asset value for Class A shares of the Nuveen Municipal Bond Fund was 8.04% for the 12 months ended October 31, 1997. This compares with the one-year average return of 8.12% for the peer group of national municipal bond funds tracked by Lipper Analytical Services. The Insured Municipal Bond Fund had a total return of 7.69% for Class A shares, outpacing its Lipper peer group average for national insured municipal bond funds of 7.38%.

"Looking at the year ahead, we believe the overall market will continue to strike a good balance between supply and demand."

Over the past year, we have chosen to hold most bonds in these portfolios, with their emphasis on current income and price stability, rather than sell them and incur capital gains. In this way, we were able to maintain attractive yields, reduce price volatility, and limit capital gain distributions to shareholders, resulting in more tax-efficient funds.

What are your key strategies for the coming year?

We are currently pursuing several strategies aimed at enhancing the structure of the portfolios. Specifically, we will be focusing on upgrading the call protection of the funds. By selling bonds with shorter call protection to retail buyers, we can redeploy assets into the institutional and new issue markets, extending call protection while supporting the funds' dividend yields. We will also be exploring opportunities to purchase discount bonds, which offer the potential for price appreciation as well as longer duration and added income stability if interest rates continue to decline. As long as credit spreads are tight, we will continue to take advantage of opportunities to purchase bonds with high credit quality at yields that are similar to bonds with lower ratings. During the past year, as the yield differentials between AAA and BBB bonds narrowed, we were able to buy the more highly rated bonds without sacrificing much yield, thereby enhancing the credit quality of our portfolios. We believe that if credit spreads widen again, these high-quality issues will increase in value relative to lower-rated bonds.

As part of our value investing approach, we will also continue to look for bonds that offer good long-term value with the potential for appreciating returns. At Nuveen, our Research Department provides the in-depth expertise and practical knowledge--backed by a century of experience--that make the difference in uncovering bonds that perform well throughout market cycles.

We also plan to take advantage of the supply-and-demand opportunities created by new issues and explore bonds that may be overlooked in the secondary markets as attention focuses on new issues. Excess supply, particularly in New York and the Sunbelt states, should create buying opportunities. In New York, the supply of newly issued bonds rose 36% in the first nine months of 1997, compared with a 17% increase in municipal supply nationally. Typically, such heavy supply temporarily depresses bond prices, enabling us to inexpensively purchase longer-term bonds and enhance the call protection and relative performance of our funds.

What is your outlook for the municipal market?

Looking at the year ahead, we believe the overall market will continue to strike a good balance between supply and demand. We expect supply to increase as new issuers enter the market. A continued decline in yields could also cause new supply to come to market through refunding of current debt. On the demand side, volatility in the equity markets, plus the potential for a weakening of the economy, could spark increased interest in bonds of all types.

Over the past year, we have seen the number of advance refundings by bond issuers rise. If the lower interest rate environment continues, we can expect more issuers to follow their example. In an advance refunding, the proceeds of a new bond issue are invested in U.S. government or agency securities, with the bonds secured by project revenues or general tax receipts. The cash from the escrow account is used to pay off the debt on the original bond issue. Because the coupon rate of the original bond is typically higher than that of the new issue, which is now secured by the federal government and rated AAA, the refunded bonds will appreciate in value.

Overall, we expect the funds to continue to benefit from tight credit spreads, as we take advantage of opportunities to enhance the credit quality and structure of the portfolios.

Nuveen Municipal Bond Fund
Performance Overview
As of October 31, 1997

Morningstar Rating/1/
      *****

Fund Highlights
--------------------------------------------------------------------------------
Share Class                     A               B               C             R

Inception Date               6/95            2/97            6/95         11/76
 ................................................................................
Net Asset Value (NAV)       $9.47           $9.47           $9.46         $9.48
 ................................................................................
CUSIP                   67065Q202       67065Q103       67065Q301     67065Q400
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total Net Assets ($000)                                              $2,931,503
 ................................................................................
Average Weighted Maturity (Years)                                         21.00
 ................................................................................
Average Weighted Duration (Years)                                          7.19
--------------------------------------------------------------------------------


Annualized Total Return/2/
--------------------------------------------------------------------------------
Share Class             A(NAV)          A(Offer)           B        C         R

1-Year                   8.04%             3.50%       7.39%    7.32%     8.38%
 ................................................................................
5-Year                   6.80%             5.89%       6.08%    6.03%     7.08%
 ................................................................................
10-Year                  8.33%             7.87%       7.74%    7.54%     8.61%
--------------------------------------------------------------------------------

Tax-Free Yields
--------------------------------------------------------------------------------
Share Class             A(NAV)          A(Offer)           B        C         R

Dist Rate                4.94%             4.73%       4.18%    4.44%     5.13%
 ................................................................................
SEC 30-Day Yld           4.37%             4.19%       3.63%    3.83%     4.57%
 ................................................................................
Taxable Equiv Yld/3/     6.33%             6.07%       5.26%    5.55%     6.62%
--------------------------------------------------------------------------------


1 Overall rating for Class R shares within the municipal bond category for the period ended October 31, 1997. Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to change every month. Ratings are calculated from a fund's three-, five- and 10-year average annual returns in excess of 90-day Treasury bill returns, with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. The fund earned five stars for each of the three-, five-and 10-year periods ended October 31, 1997. In an investment category, 10% of funds receive five stars. For the period ending October 31, 1997, 1,448 municipal bond funds were rated for the three-year period, 676 for the five-year period, and 329 for the 10-year period.

2 Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum up-front sales charge. Class B shares have a contingent deferred sales charge (CDSC) that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class B shares convert automatically to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

3 Based on SEC yield and a federal income tax rate of 31%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

4 The fund paid shareholders a capital gains distribution in November of $0.0453 per share.

Credit Quality

[PIE GRAPH APPEARS HERE]

AAA/Pre-Refunded        39%
BBB/NR                   8%
A                       18%
AA                      35%

--------------------------------

Diversification

[PIE GRAPH APPEARS HERE]

Housing                 14%
Water & Sewer           10%
Escrowed Bonds          10%
Other                    9%
General Obligation       8%
Transportation           6%
Pollution Control        4%
Utilities               22%
Health Care             17%

--------------------------------

Dividend History (A Shares)/4/

[BAR GRAPH APPEARS HERE]

     Ex Div Date           Share Dividend

11/11/1996 12:00:00 AM         0.0455
12/10/1996 12:00:00 AM         0.0455
 1/10/1997 12:00:00 AM         0.0455
 2/14/1997 12:00:00 AM          0.046
 3/10/1997 12:00:00 AM          0.046
 4/10/1997 12:00:00 AM          0.046
 5/12/1997 12:00:00 AM          0.046
 6/10/1997 12:00:00 AM          0.046
 7/10/1997 12:00:00 AM          0.046
 8/11/1997 12:00:00 AM          0.046
 9/10/1997 12:00:00 AM          0.046
10/10/1997 12:00:00 AM          0.046

Nuveen Insured Municipal Bond
Fund Performance Overview
As of October 31, 1997

Fund Highlights
================================================================================
Share Class                    A               B               C               R
Inception Date              9/94            2/97            9/94           12/86
Net Asset Value (NAV)     $11.05          $11.05          $10.95          $11.01
CUSIP                  67065Q509       67065Q608       67065Q707       67065Q806
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Net Assets ($000)                                                 $823,102
Average Weighted Maturity (Years)                                          23.00
Average Weighted Duration (Years)                                           6.64
--------------------------------------------------------------------------------

Annualized Total Return/1/
================================================================================
Share Class           A(NAV)    A(Offer)        B          C          R
1-Year                7.69%      3.16%      6.91%      7.16%      7.91%
5-Year                7.53%      6.61%      6.71%      6.65%      7.73%
10-Year               9.05%      8.58%      8.41%      8.20%      9.29%
--------------------------------------------------------------------------------

Tax-Free Yields
================================================================================
Share Class           A(NAV)    A(Offer)        B          C          R
Dist Rate             5.00%      4.79%      4.24%      4.44%      5.18%
SEC 30-Day Yld        4.17%      3.99%      3.42%      3.62%      4.36%
Taxable Equiv Yld/2/  6.04%      5.78%      4.96%      5.25%      6.32%
--------------------------------------------------------------------------------

1 Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum up-front sales charge. Class B shares have a contingent deferred sales charge (CDSC) that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class B shares convert automatically to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

2 Based on SEC yield and a federal income tax rate of 31%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

3 The fund paid shareholders a capital gains distribution in November of $0.0376 per share.

Credit Quality
[PIE CHART APPEARS HERE]
Insured 76%

Escrowed 24%

-----------------------------------
Diversification
[PIE CHART APPEARS HERE]
General Obligation 15%
Health Care        17%
Escrowed Bonds     24%
Utilities           3%
Other               4%
Transportion        4%
Lease Rental        5%
Education           6%
Pollution Control   6%
Housing             8%
Water & Sewer       8%
-----------------------------------

Dividend History (A Shares)/3/

-----------------------------------

[BAR CHART APPEARS HERE]

     Ex Div Date           Share Dividend

11/11/1996 12:00:00 AM         0.0385
12/10/1996 12:00:00 AM         0.0385
 1/10/1997 12:00:00 AM         0.0385
 2/14/1997 12:00:00 AM          0.039
 3/10/1997 12:00:00 AM          0.039
 4/10/1997 12:00:00 AM          0.039
 5/12/1997 12:00:00 AM          0.039
 6/10/1997 12:00:00 AM          0.039
 7/10/1997 12:00:00 AM          0.039
 8/11/1997 12:00:00 AM          0.039
 9/10/1997 12:00:00 AM          0.039
10/10/1997 12:00:00 AM          0.039

    November 1996                                                  October 1997

                               Financial Section


                                   Contents


                    12  Portfolio of Investments
                    46  Statement of Net Assets
                    47  Statement of Operations
                    48  Statement of Changes in Net Assets
                    50  Notes to Financial Statements
                    57  Financial Highlights

                  Portfolio of Investments (Unaudited)
                  Municipal Bond

   Principal                                                            Optional Call                     Market
      Amount      Description                                             Provisions*  Ratings**           Value
----------------------------------------------------------------------------------------------------------------
                  Alaska - 0.4%
 $12,375,000      Alaska Housing Finance Corporation, Collateralized     12/03 at 102        Aaa     $12,477,218
                    Home Mortgage Bonds, Series A, 5.850%, 6/01/25
----------------------------------------------------------------------------------------------------------------
                  Arizona - 2.6%
   7,750,000      Arizona Board of Regents, Arizona State University,     7/02 at 101         AA       8,087,513
                    System Revenue Refunding Bonds Series 1992-A,
                  5.70%, 7/01/12

  20,350,000      Salt River Project Agricultural Improvement and         1/02 at 100         AA      20,393,346
                    Power District, Arizona, Salt River Project Electric
                    System Revenue Bonds, 1992 Series C, 5.500%, 1/01/28

   9,145,000      Salt River Project Agricultural Improvement and         1/98 at 100         AA       9,144,268
                    Power District, Arizona, Salt River Project Electric
                    System Revenue Bonds, 1973 Series A,
                    5.000%, 1/01/10

                  Salt River Project Agricultural Improvement and
                    Power District, Electric System Revenue
                    Refunding Bonds,1993 Series C:
   5,000,000          4.900%, 1/01/08                                     1/04 at 102         Aa       5,062,100
  36,820,000          4.750%, 1/01/17                                     1/04 at 100         Aa      34,272,792
----------------------------------------------------------------------------------------------------------------
                  Arkansas - 0.5%
   1,500,000      Arkansas Development Finance Authority Drivers'         6/07 at 100        Aaa       1,508,850
                    License Revenue Bonds (Arkansas State Police-
                    Headquarters and Wireless Data Equipment),
                    Series 1997, 5.400%, 6/01/18

  11,210,000      Jefferson County, Arkansas, Hospital Refunding          7/03 at 102          A      12,017,905
                    Revenue Bonds, Series 1993, 6.000%, 7/01/06
----------------------------------------------------------------------------------------------------------------
                  California - 14.8%
  21,220,000      California Health Facilities Financing Authority,       7/04 at 102        Aaa      20,795,600
                    Insured Health Facility Refunding Revenue Bonds
                    (Catholic Healthcare West), 1994 Series A,
                    5.000%, 7/01/14

  38,795,000      California Statewide Communities Development            7/03 at 102         AA      38,528,090
                    Authority, Certificates of Participation,
                    St. Joseph Health System Obligated Group,
                    5.500%, 7/01/23

  11,500,000      California Statewide Communities Development           10/03 at 102        Aaa      11,706,080
                    Authority, Insured Health Facilities Revenue,
                    Certificates of Participation (UniHealth America),
                    1993 Series A, 5.500%, 10/01/14

    Principal                                                           Optional Call                     Market
       Amount     Description                                             Provisions*  Ratings**           Value
----------------------------------------------------------------------------------------------------------------
                  California - continued

$12,000,000       State Public Works Board of the State of California    11/04 at 102        Aaa     $14,130,840
                    Lease Revenue Bonds (Department of Corrections),
                    1994 Series A (California State of Prison-Monterey
                    County (Soledad II)), 7.000%, 11/01/19
                    (Pre-refunded to 11/01/04)

                  State of California, Department of Water Resources,
                  Central Valley Project, Water System Revenue Bonds,
                  Series L:
 15,515,000         5.700%, 12/01/16                                  6/03 at 101 1/2         AA      16,061,904
  9,500,000         5.750%, 12/01/19                                 12/03 at 101 1/2         AA       9,749,280
 12,250,000         5.500%, 12/01/23                                 12/03 at 101 1/2         AA      12,249,388

 21,000,000       State of California, Department of Water Resources,    12/03 at 101         AA      19,280,940
                    Central Valley Project, Water System Revenue
                    Bonds, Series M, 4.875%, 12/01/27

 15,725,000       Central Joint Powers Health Financing Authority,        2/03 at 102       Baa1      15,321,339
                    Certificates of Participation, Series 1993
                    Community Hospitals of Central California),
                    5.250%, 2/01/13

  9,000,000       East Bay Municipal Utility District (Alameda and        6/03 at 102       Aaa        8,568,720
                    Contra Costa Counties, California), Water System
                    Subordinated Revenue Refunding Bonds,
                    Series 1993A, 5.000%, 6/01/21

                  Foothill/Eastern Transportation Corridor Agency,
                  Toll Road Revenue Bonds Series 1995A:
 45,000,000         0.000%, 1/01/23                                      No Opt. Call       Baa       10,871,100
 15,000,000         6.000%, 1/01/34                                       1/05 at 102       Baa       15,532,950

 17,040,000       Los Angeles Convention and Exhibition Center            8/03 at 102       Aaa       17,075,614
                    Authority, Lease Revenue Bonds, 1993 Refunding
                    Series A, The City of Los Angeles, California,
                    5.125%, 8/15/13

 17,575,000       Department of Water and Power of the City of            4/02 at 102        Aa       18,875,902
                    Los Angeles, California, Water Works Revenue
                    Bonds, Issue of 1992, 6.500%, 4/15/32

 16,000,000       The City of Los Angeles, California, Wastewater         6/03 at 102       Aaa       16,384,480
                    System Revenue Bonds, Series 1993-B,
                    5.700%, 6/01/23

 15,615,000       The City of Los Angeles, California, Wastewater        11/03 at 102       Aaa       15,259,290
                    System Revenue Bonds, Series 1993-D,
                    5.200%, 11/01/21

13

Portfolio of Investments (Unaudited)
Municipal Bond -- continued

   Principal                                                                     Optional Call                           Market
      Amount    Description                                                        Provisions*       Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                California -- continued
$ 15,000,000    The City of Los Angeles, California, Wastewater                   12/00 at 102             Aaa     $ 16,453,950
                  System Revenue Bonds, Series 1991-D,
                  6.700%, 12/01/21 (Pre-refunded to 12/01/00)

  15,750,000    Los Angeles County, Metropolitan Transportation                    7/03 at 102             AA-       15,964,830
                  Authority, Proposition A, Sales Tax Revenue
                  Refunding Bonds, Series 1993-A,
                  5.500%, 7/01/13

                Los Angeles County Metropolitan Transit Authority,
                Proposition C, Sales Tax Revenue, Second
                Senior Bonds, Series 1993-B:
  17,185,000      4.750%, 7/01/18                                                  7/03 at 102             Aaa       15,923,965
   8,000,000      5.250%, 7/01/23                                                  7/03 at 102             Aaa        7,855,520

                Los Angeles County Sanitation District's Financing
                Authority, Capital Projects Revenue Bonds,
                1993 Series A (Senior Ad Valorem Obligation Bonds):
  10,500,000      5.375%, 10/01/13                                                10/03 at 102              Aa       10,570,140
  20,750,000      5.000%, 10/01/23                                                10/03 at 100              Aa       19,625,973

  31,360,000    Los Angeles County Transportation Commission                       7/02 at 102             Aaa       35,323,904
                  (California), Proposition C, Sales Tax Revenue
                  Bonds, Second Senior Bonds, Series 1992-A,
                  6.750%, 7/01/19 (Pre-refunded to 7/01/02)

   5,000,000    The Metropolitan Water District of Southern                        7/02 at 102              Aa        4,999,600
                  California, Water Revenue Bonds, Issue of 1992,
                  5.500%, 7/01/19

  22,220,000    Northern California Power Agency, Hydroelectric                    7/98 at 102              A-       23,084,358
                  Project Number One Revenue Bonds, Refunding
                  Series E, 7/150%, 7/01/24

  15,700,000    Sacramento County Sanitation Districts Financing                  12/03 at 102              Aa       14,259,839
                  Authority, 1993 Revenue Bonds, 4.750%, 12/01/23

   8,050,000    The Regents of the University of California,                       9/02 at 102            A***        9,112,278
                  Refunding Revenue Bonds (Multiple Purpose
                  Projects), Series A, 6.875%, 9/01/16
                  (Pre-refunded to 9/01/02)

                Colorado - 1.1%
------------------------------------------------------------------------------------------------------------------------------------
  29,175,000    Colorado Housing and Finance Authority, Single-                   11/01 at 102             Aa1       31,001,355
                  Family Housing Revenue Refunding Bonds,
               1991 Series A, 7.250%, 11/01/31

---
14

   Principal                                                                     Optional Call                           Market
      Amount    Description                                                        Provisions*       Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Connecticut -- 0.1%

$  2,970,000    Connecticut Resources Recovery Authority, Bridgeport               1/98 at 101               A     $  3,025,747
                  Resco Company, L.P. Project Bonds, Series B,
                  8.625%, 1/01/04
------------------------------------------------------------------------------------------------------------------------------------
                Florida -- 2.5%

   4,500,000    Dade County Health Facilities Authority (Florida),                12/99 at 102             Aaa        4,606,560
                  Hospital Revenue Bonds, Series 1987
                  (Mount Sinai Medical Center Project),
                  8.400%, 12/01/07 (Pre-refunded to 12/01/99)

  31,000,000    Hillsborough County Industrial Development Authority,              5/02 at 103              AA       35,956,900
                  Pollution Control Revenue Refunding Bonds
                  (Tampa Electric Company Project), Series 1992,
                  8.000%, 5/01/22

  25,000,000    Orlando Utilities Commission, Water and Electric                  10/99 at 100              Aa       23,746,000
                  Subordinated Revenue Bonds, Series 1989D,
                  5.000%, 10/01/23

   8,005,000    City of Pensacola Health Facilities Authority, Health          1/98 at 101 1/2             Aaa        8,175,987
                  Facilities Revenue Refunding Bonds, Series 1988
                  (Daughters of Charity National Health System,
                  Sacred Heart Hospital of Pensacola Florida),
                  7.750%, 1/01/03 (Pre-refunded to 1/01/98)

   1,385,000    The Elderly Housing Corporation of Sarasota, Inc.                  1/98 at 103             N/R        1,429,071
                  (Elderly Housing Project for the Sarasota Housing
                  Authority), First Mortgage Revenue Bonds, Series 1978,
                  7.500%, 7/01/09
------------------------------------------------------------------------------------------------------------------------------------
                Hawaii -- 0.3%

   8,000,000    Department of Budget and Finance of the State of                   7/01 at 102             Aaa        9,058,320
                  Hawaii, Special Purpose Revenue Bonds, Kapiolani
                  Health Care System Obligated Group, (Pali Momi
                  Medical Center Project), Series 1991,
                  7.650%, 7/01/19 (Pre-refunded to 7/01/01)
------------------------------------------------------------------------------------------------------------------------------------

                Illinois -- 19.4%

   8,500,000    Illinois Development Finance Authority, Revenue and                2/00 at 102         Baa2***        9,442,565
                  Refunding Bonds, Series 1990A (Columbus-Cuneo-
                  Cabrini Medical Center), 8.500%, 2/01/15
                  (Pre-refunded to 2/01/00)

   17,075,000   Illinois Educational Facilities Authority, Revenue Refunding       7/03 at 102             Aa1       17,243,018
                  Bonds, The University of Chicago, Series 1993B,
                  5.600%, 7/01/24

----
15

Portfolio of Investments (Unaudited)
Municipal Bond -- continued

   Principal                                                                     Optional Call                           Market
      Amount    Description                                                        Provisions*       Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                Illinois -- continued

$ 10,000,000    Illinois Health Facilities Authority, Revenue Bonds,              10/02 at 102             Aaa     $ 10,592,100
                  Series 1992 (Highland Park Hospital),
                  6.200%, 10/01/22

   6,115,000    Illinois Health Facilities Authority, Revenue Refunding           10/03 at 102              A-        6,053,239
                  Bonds, Series 1993 (Illinois Masonic Medical
                  Center), 5.500%, 10/01/19

  34,120,000    Illinois Health Facilities Authority, Revenue Bonds,              11/03 at 102             Aaa       33,829,980
                  Series 1993 (Rush-Presbyterian-St. Luke's Medical
                  Center Obligated Group), 5.500%, 11/15/25

   7,275,000    Illinois Health Facilities Authority, Revenue Bonds,               3/04 at 102             Aaa        7,563,963
                  Series 1994 (Southern Illinois Hospital Services),
                  5.850%, 3/01/14

  55,100,000    Illinois Health Facilities Authority, Revenue Bonds,               8/04 at 102              AA       57,305,653
                  Series 1994A (Northwestern Memorial Hospital),
                  6.000%, 8/15/24

  15,000,000    Illinois Health Facilities Authority, FHA Insured                  2/06 at 102             Aaa       15,750,300
                  Mortgage Revenue Bonds, Series 1996
                  (Sinai Health System), 6.000%, 2/15/24

  21,670,000    State of Illinois, Build Illinois Bonds (Sales Tax                 6/01 at 100             AAA       22,450,987
                  Revenue Bonds), Series O, 6.000%, 6/15/18

  14,200,000    State of Illinois, Build Illinois Bonds (Sales Tax                 6/03 at 102             AAA       14,110,682
                  Revenue Bonds), Series S, 5.250%, 6/15/18

  15,100,000    State of Illinois, General Obligation Bonds,                      10/02 at 102              AA       16,434,991
                  Series of March 1992 (Full Faith and Credit),
                  6.200%, 10/01/04

                State of Illinois, General Obligation Bonds,
                Series of August 1992 (Full Faith and Credit):
  14,750,000      5.875%, 6/01/10                                                  6/02 at 102              AA       15,575,705
   5,000,000      5.875%, 6/01/11                                                  6/02 at 102              AA        5,248,350

  10,000,000    State of Illinois, General Obligation Bonds,                       4/03 at 102              AA       10,254,500
                  Series of April 1993 (Full Faith & Credit),
                  5.700%, 4/01/18

                The Illinois State Toll Highway Authority, Toll
                Highway Priority Revenue Bonds, 1992 Series A:
  20,000,000      6.450%, 1/01/13                                                  1/03 at 102              A1       21,462,800
   8,655,000      6.200%, 1/01/16                                                  1/03 at 102             Aaa        9,272,534

  16,270,000    City of Chicago, General Obligation Bonds                          1/03 at 102             Aaa       16,464,589
                  (Emergency Telephone System), Series 1993,
                  5.625%, 1/01/23

   Principal                                                               Optional Call                  Market
      Amount      Description                                                Provisions*  Ratings**        Value
----------------------------------------------------------------------------------------------------------------
                  Illinois - continued
 $ 7,880,000      City of Chicago, General Obligation Bonds, Project         1/04 at 102        Aaa  $ 7,687,964
                    Series 1993, 5.250%, 1/01/18

  22,085,000      Chicago Metropolitan Housing Development Corporation,      7/02 at 102         AA   23,485,631
                    Housing Development Revenue Refunding Bonds
                    (FHA-Insured Mortgage Loans-Section 8 Assisted
                    Projects), Series 1992B, 6.900%, 7/01/22

   7,965,000      City of Chicago, Motor Fuel Tax Revenue Bonds,             1/03 at 101        Aaa    7,634,134
                    Refunding Series 1993, 5.000%, 1/01/16

  61,150,000      City of Chicago (Illinois), Chicago-O'Hare International   1/04 at 102         A1   58,953,492
                    Airport, General Airport Revenue Refunding Bonds,
                    1993 Series A, 5.000%, 1/01/16

  18,710,000      City of Chicago (Illinois), Chicago-O'Hare International   1/04 at 102        Aaa   17,973,574
                    Airport, General Airport Second Lien, Revenue Refunding
                    Bonds, 1993 Series C, 5.000%, 1/01/18

  22,335,000      City of Chicago, Water Revenue Bonds, Series 1995,        11/06 at 102        Aaa   21,589,011
                    5.000%, 11/01/15

  25,380,000      The County of Cook, Illinois, General Obligation Bonds,   11/03 at 100        Aaa   24,002,627
                    Series 1993A, 5.000%, 11/15/23

  17,300,000      DuPage Water Commission (DuPage, Cook and Will             3/02 at 100        Aaa   17,955,324
                    Counties, Illinois), General Obligation Water Refunding
                    Bonds, Series 1992, 5.750%, 3/01/11

   9,950,000      DuPage Water Commission (DuPage, Cook and Will             5/03 at 102        Aa1    9,956,070
                    Counties, Illinois), Water Refunding Revenue Bonds,
                    Series 1993, 5.250%, 5/01/14

                  Metropolitan Pier and Exposition Authority (Illinois),
                  McCormick Place Expansion Project Bonds, Series 1992A:
  11,305,000        0.000%, 6/15/17                                         No Opt. Call        Aaa    3,966,133
  56,180,000        6.500%, 6/15/27 (Pre-refunded to 6/15/03)                6/03 at 102        Aaa   63,070,477

  16,510,000      Metropolitan Pier and Exposition Authority (Illinois),     6/07 at 101        Aaa   16,631,349
                    Dedicated State Tax Revenue Bonds, Series 1997,
                    5.125%, 6/01/11

   5,000,000      Regional Transportation Authority, Cook, DuPage, Kane,     6/03 at 102        Aaa    5,438,300
                    Lake, McHenry and Will Counties, Illinois, General
                    Obligation Refunding Bonds, Series 1993C,
                    5.800%, 6/01/13 (Pre-refunded to 6/01/03)

17


                  Portfolio of Investments (Unaudited)
                  Municipal Bond -- continued

   Principal                                                               Optional Call                   Market
      Amount      Description                                                Provisions*  Ratings**         Value
-----------------------------------------------------------------------------------------------------------------
                  Illinois - continued
                  The Elderly Housing Corporation of Zion, Illinois,
                  Housing Development Revenue Bonds (Dell-Zion
                  Associates Section 8 Assisted Project), Series 1978:
 $    85,000        7.250%, 3/01/98                                         No Opt. Call          A   $    85,397
   1,705,000        7.750%, 3/01/10                                          3/98 at 102          A     1,747,676

                  Indiana -  3.5%

  49,600,000      Indiana Health Facilities Financing Authority,            11/03 at 102        AA+    50,395,584
                    Hospital Revenue Bonds (Daughters of Charity),
                    Series 1993, 5.750%, 11/15/22

  11,590,000      Indiana Health Facility Financing Authority,               9/02 at 102        Aaa    12,621,626
                    Hospital Revenue Refunding Bonds, Series 1992A
                    (Methodist Hospital of Indiana, Inc.),
                    5.750%, 9/01/11

  10,100,000      Indiana State Office Building Commission                  12/01 at 102         A1    10,822,150
                    Correctional Facilities Program, Revenue Bonds,
                    Series 1991, 6/375%, 7/01/16

   2,500,000      The Indianapolis Local Public Improvement Bond             2/03 at 102         A+     2,763,850
                    Bank, Series 1992 D Bonds, 6.750%, 2/01/20

  12,500,000      The Indianapolis Local Public Improvement Bond             1/03 at 102        Aaa    12,978,625
                    Bank, Series 1993 A Bonds, 6.000%, 1/101/18

  10,835,000      Duneland School Building Corporation, First                8/07 at 101        Aaa    10,988,965
                    Mortgage Bonds, Series 1997, 5.450%, 8/01/15

   2,390,000      Southwind Housing, Inc., 7.125%, 11/15/21                 No Opt. Call        N/R     2,875,051

                  Iowa - 0.3%

   3,250,000      Iowa Housing Finance Authority, Single Family          2/98 at 100 1/2        Aaa     3,274,798
                    Mortgage Bonds, 1977 Series A, 5.875%, 8/01/08

   3,815,000      City of Davenport, Iowa, Hospital Facility Revenue         7/02 at 102        Aaa     4,180,630
                    Bonds (Mercy Hospital Project), Series 1992,
                    6.625%, 7/01/14

                  Kentucky - 2.9%

   2,995,000      Kentucky Housing Corporation, Housing Revenue              7/01 at 102        Aaa     3,177,695
                    Bonds (FHA Insured/VA Guaranteed),
                    1991 Series A, 7.250%, 1/01/17

18

            Principal                                                            Optional                     Market
               Amount    Description                                             Provisions*  Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                         Kentucky - continued
                         Kentucky Housing Corporation, Housing Revenue
                         Bonds, 1993 Series B (Federally Insured or Guaranteed
                         Mortgage Loans):
         $ 17,600,000      5.300%, 7/01/10                                       1/04 at 102        Aaa  $17,854,848
           14,400,000      5.400%, 7/01/14                                       1/04 at 102        Aaa   14,559,840

            8,980,000    The Turnpike Authority of Kentucky, Resource Recovery   1/98 at 100         A+    8,980,539
                           Road Revenue Refunding Bonds, 1987 Series A,
                           5.000%, 7/01/08

           34,500,000    County of Carroll, Kentucky, Collateralized Pollution   9/02 at 102        Aa2   39,108,855
                           Control Revenue Bonds (Kentucky Utilities Company
                           Project), 1992 Series A, 7.450%, 9/15/16
--------------------------------------------------------------------------------------------------------------------
                         Maine - 0.8%

                         Maine State Housing Authority, Mortgage Purchase
                         Bonds, 1994 Series A:
           13,650,000      5.650%, 11/15/20                                      2/04 at 102         AA   13,720,161
           10,000,000      5.700%, 11/15/26                                      2/04 at 102         AA   10,084,100
--------------------------------------------------------------------------------------------------------------------
                         Maryland - 0.1%

            2,500,000    Community Development Administration, Maryland          1/07 at 102        Aa2    2,604,800
                           Department of Housing and Community Development,
                           Housing Revenue Bonds, Series 1996A, 5.875%, 7/01/16
--------------------------------------------------------------------------------------------------------------------
                         Massachusetts - 3.0%

           15,000,000    Massachusetts Bay Transportation Authority, Certificate 8/00 at 102        Aaa   16,657,200
                           of Participation, 1990 Series A, 7.650%, 8/01/15
                           (Pre-refunded to 8/01/00)

                         Massachusetts Water Resources Authority, General
                         Revenue Bonds, 1990 Series A:
            6,500,000      7.500%, 4/01/16 (Pre-refunded to 4/01/00)             4/00 at 102        Aaa    7,131,410
            9,605,000      6.000%, 4/01/20                                       4/00 at 100          A    9,763,867

                         Massachusetts Water Resources Authority, General
                           Revenue Refunding Bonds, 1993 Series B:
           14,765,000      5.250%, 3/01/13                                       3/03 at 102          A   14,748,463
           10,795,000      5.000%, 3/01/22                                       3/03 at 100          A   10,171,481

           26,050,000    Massachusetts Water Resources Authority, General       12/04 at 102          A   25,402,397
                           Revenue Bonds, 1993 Series C, 5.250%, 12/01/20

            5,170,000    The Commonwealth of Massachusetts, General             No Opt. Call         A1    5,259,906
                           Obligation Refunding Bonds, 1993 Series C,
                           4.700%, 8/01/02

Portfolio of Investments (Unaudited)
Municipal Bond - continued


            Principal                                                         Optional Call                   Market
               Amount    Description                                             Provisions*  Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                         Michigan - 5.4%

                         Michigan State Hospital Finance Authority,
                         Hospital Revenue and Refunding Bonds (The Detroit
                         Medical Center Obligated Group), Series 1993B:
          $19,585,000      5.750%, 8/15/13                                      8/04 at 102           A  $19,811,990
           59,250,000      5.500%, 8/15/23                                      8/04 at 102           A   59,082,915

            3,000,000    Michigan State Hospital Finance Authority, Hospital   10/05 at 100         BBB    3,394,080
                           Revenue Refunding Bonds (Genesys Health
                           System Obligated Group), Series 1995A,
                           7.500%, 10/01/27

           10,000,000    Michigan State Housing Development Authority,         10/02 at 102          A+   10,565,200
                           Rental Housing Revenue Bonds, 1992 Series A,
                           6.600%, 4/01/12

           12,080,000    Michigan State Housing Development Authority,          4/04 at 102         Aaa   12,346,485
                           Rental Housing Revenue Bonds, 1994 Series B,
                           5.700%, 4/01/12

           15,000,000    State of Michigan, State Trunk Line and Bonds,        10/02 at 100         AA-   15,018,450
                           Series 1992A, 5.500%, 10/01/21

           15,000,000    School District of the City of Detroit, Wayne County,  5/06 at 102         Aaa   15,441,900
                           Michigan, School Building and Site Improvement
                           Bonds (Unlimited Tax General Obligation),
                           Series 1996A, 5.700%, 5/01/25

           16,805,000    Hospital Finance Authority of the City of St. Joseph,  1/04 at 102         Aaa   16,495,116
                           Revenue Refunding Bonds (Mercy Memorial
                           Medical Center Obligated Group), Series 1993,
                           5.250%, 1/01/16

            5,000,000    Regents of the University of Michigan, Hospital       12/97 at 100          AA    5,010,900
                           Revenue Refunding Bonds, Series 1986A,
                           6.625%, 12/01/10
--------------------------------------------------------------------------------------------------------------------
                         Minnesota - 0.4%

            2,215,000    Minnesota Housing Finance Agency, Housing              2/98 at 101          AA    2,243,529
                           Development Bonds, 1977 Series A,
                           6.250%, 2/01/20

            9,250,000    Minnesota Housing Finance Agency, Rental               2/05 at 102         Aaa    9,570,235
                           Housing Bonds, 1995 Series D (Non-AMT),
                           5.800%, 8/01/11

            Principal                                                         Optional Call                   Market
               Amount    Description                                            Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                         Missouri -- 0.8%

       $   15,750,000    Health and Educational Facilities Authority of    10/99 at 102 1/2        BBB+ $ 17,190,653
                           the State of Missouri, Health Facilities
                           Refunding and Improvement Revenue Bonds
                           (Heartland Health System's Project), Series
                           1989, 8.125%, 10/01/10

            6,195,000    Missouri Housing Development Commission, Housing   3/98 at 101 1/4         AA+    6,299,386
                           Development Bonds, Series B 1979 (Federally
                           Insured Mortgage Bonds), 7.000%, 9/15/22
--------------------------------------------------------------------------------------------------------------------
                         Montana -- 0.2%

            5,825,000    Montana Health Facility Authority, Health Care         6/06 at 102        BBB-    6,096,154
                           Revenue Bonds, Series 1996 (Community Medical
                           Center, Inc.), 6.375%, 6/01/18
--------------------------------------------------------------------------------------------------------------------
                         Nebraska -- 1.2%

           33,860,000    Consumers Public Power District, Nebraska, Nuclear     1/98 at 100          A1   33,868,126
                           Facility Revenue Bonds, 1968 Series,
                           5.100%, 1/01/03

            2,340,000    Hospital Authority No. 1 of Hall County, Nebraska,    12/97 at 103          AA    2,415,348
                           Hospital Facility Revenue Bonds (Lutheran
                           Hospitals and Homes Society Grand Island Project),
                           Series 1977, 6.750%, 12/01/07
--------------------------------------------------------------------------------------------------------------------
                         Nevada -- 0.3%

            8,630,000    City of Reno, Nevada, Insured Hospital Revenue         5/03 at 102         Aaa    8,970,022
                           Bonds (St. Mary's Regional Medical Center),
                           Series 1993A, 5.800%, 5/15/13
--------------------------------------------------------------------------------------------------------------------
                         New Hampshire -- 0.3%

            8,500,000    The Industrial Development Authority of the State of  12/01 at 103         Ba1    9,219,525
                           New Hampshire, Pollution Control Revenue Bonds
                           (Central Maine Power Company Project, 1984
                           Series B), 7.375%, 5/01/14
--------------------------------------------------------------------------------------------------------------------
                         New Jersey -- 0.4%

           10,750,000    New Jersey Housing and Mortgage Finance Agency,        5/02 at 102          A+   11,630,855
                           Housing Revenue Bonds, 1992 Series A,
                           6.950%, 11/01/13
--------------------------------------------------------------------------------------------------------------------
                         New York -- 6.3%

            8,400,000    Dormitory Authority of the State of New York, Beth    11/05 at 102         Aaa    8,898,708
                           Israel Medical Center Revenue Bonds, Series
                           1996, 6.000%, 11/01/15

Portfolio of Investments (Unaudited)
Municipal Bond -- continued

       Principal                                                              Optional Call                   Market
          Amount    Description                                                 Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                    New York -- continued
   $   8,000,000    Dormitory Authority of the State of New York,               2/07 at 102          A-  $ 8,012,640
                      Mental Health Services Facilities Improvement
                      Revenue Bonds, Series 1997B, 5.500%, 8/15/17

       8,000,000    New York Local Government Assistance Corporation            4/02 at 102         Aaa    9,028,960
                      (A Public Benefit Corporation of the State of New
                      York), Series 1991D Bonds, 7.000%, 4/01/18
                      (Pre-refunded to 4/01/02)

                    New York State Housing Finance Agency, Health
                    Facilities Revenue Bonds (New York City), 1990
                    Series A Refunding:
      16,160,000      8.000%, 11/01/08 (Pre-refunded to 11/01/00)              11/00 at 102         Aaa   18,230,419
       3,330,000      8.000%, 11/01/08                                         11/00 at 102        BBB+    3,711,951

                    Power Authority of the State of New York, General
                    Purpose Bonds, Series CC:
       4,325,000      5.000%, 1/01/08                                           1/03 at 102         Aa2    4,384,512
      16,870,000      5.250%, 1/01/18                                           1/03 at 102         Aa2   16,682,574

      11,490,000    State of New York Mortgage Revenue Bonds, Eighth            4/98 at 101         Aaa   11,627,765
                      Series A, 6.875%, 4/01/17

      11,190,000    Battery Park City Authority, Senior Revenue Refunding      11/03 at 102          AA   10,936,994
                      Bonds, Series 1993A, 5.000%, 11/01/13

       5,000,000    Municipal Assistance Corporation for the City of New       No Opt. Call         Aa2    5,528,600
                      York (A Public Benefit Corporation of the State of
                      New York), Series L Bonds (Issued Pursuant to the
                      1991 General Bond Resolution), 6.000%, 7/01/07

       2,350,000    The City of New York, General Obligation Bonds,            No Opt. Call        Baa1    2,517,156
                      Fiscal 1996 Series C, 6.000%, 8/15/04

       8,000,000    The City of New York, General Obligation Bonds,             8/03 at 102        Baa1    8,195,840
                      Fiscal 1994 Series C, 5.750%, 8/15/11

       8,525,000    The City of New York, General Obligation Bonds,         8/02 at 101 1/2         Aaa    9,513,048
                      Fiscal 1992 Series C, Fixed Rate Bonds, Subseries
                      C-1, 6.625%, 8/01/12 (Pre-refunded to 8/01/02)

      14,000,000    The City of New York, General Obligation Bonds,             2/05 at 101        Baa1   15,507,940
                      Fiscal 1995 Series F, 6.625%, 2/15/25

                    The City of New York, General Obligation Bonds,
                    Fiscal 1996 Series G:
       7,500,000      5.900%, 2/01/05                                          No Opt. Call        Baa1    7,971,150
      12,655,000      5.750%, 2/01/17                                       2/06 at 101 1/2        Baa1   12,879,247

            Principal                                                         Optional Call                   Market
               Amount    Description                                            Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                         New York -- continued

       $   15,620,000    The City of New York General Obligation Bonds,     8/06 at 101 1/2        Baa1 $ 16,245,893
                           Fiscal 1997, Series E, 6.000%, 8/01/16

            8,600,000    New York City Municipal Water Finance Authority,   6/02 at 101 1/2          A2    8,941,678
                           Water and Sewer Revenue Bonds, Fiscal 1993
                           Series A, 6.000%, 6/15/17

            5,000,000    Triborough Bridge and Tunnel Authority (New York),     1/04 at 100          Aa    4,580,850
                           General Purpose Revenue Bonds, Series 1994A,
                           4.750%, 1/01/19
--------------------------------------------------------------------------------------------------------------------
                         North Carolina -- 2.5%

           68,150,000    North Carolina Eastern Municipal Power Agency,         1/03 at 102        Baa1   71,838,278
                           Power System Revenue Bonds, Refunding
                           Series 1993 B, 6.250%, 1/01/12

                         Housing Authority of the City of Wilmington,
                         North Carolina, First Mortgage Revenue Bonds,
                         Series 1979:
               60,000      7.750%, 6/01/98                                     12/97 at 100         N/R       61,856
            1,195,000      7.750%, 6/01/10                                     12/97 at 100         N/R    1,267,823
--------------------------------------------------------------------------------------------------------------------
                         Oklahoma -- 0.3%

            5,375,000    The Comanche County Hospital Authority (Lawton,        7/99 at 102         AAA    5,823,974
                           Oklahoma), Hospital Revenue Bonds, Series 1989,
                           8.050%, 7/01/16 (Pre-refunded to 7/01/99)

            2,970,000    Midwest City Memorial Hospital Authority (Midwest      4/02 at 102      BBB***    3,378,375
                           City, Oklahoma), Hospital Revenue Bonds, Series 1992,
                           7.375%, 4/01/12 (Pre-refunded to 4/01/02)
--------------------------------------------------------------------------------------------------------------------
                         Oregon -- 0.4%

           10,000,000    State of Oregon, Department of Administrative          5/07 at 101         Aaa   10,382,400
                           Services, Certificates of Participation, 1997 Series
                           A, 5.800%, 5/01/24
--------------------------------------------------------------------------------------------------------------------
                         Pennsylvania -- 2.7%

                         Pennsylvania Housing Finance Agency, Multi-Family
                         Housing Refunding Bonds (Federal Housing
                         Administration Insured Mortgage Loans),
                         Issue FHA-1992:
            4,025,000      8.100%, 7/01/13                                      7/02 at 102         AAA    4,392,523
           16,830,000      8.200%, 7/01/24                                      7/02 at 102         AAA   18,398,219

Portfolio of Investments (Unaudited)
Municipal Bond -- continued

       Principal                                                              Optional Call                   Market
          Amount    Description                                                 Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                    Pennsylvania -- continued

   $  22,500,000    Pennsylvania Housing Finance Agency, Rental                 7/03 at 102         Aaa $ 22,860,225
                      Housing Refunding Bonds, Issue 1993,
                      5.750%, 7/01/14

      16,600,000    Pennsylvania Intergovernmental Cooperation                  6/03 at 100         Aaa   15,722,026
                      Authority, Special Tax Revenue Refunding Bonds
                      (City of Philadelphia Funding Program), Series of
                      1993A, 5.000%, 6/15/22

      10,000,000    Leigh County Industrial Development Authority,              9/04 at 102         Aaa   11,041,900
                      Pollution Control Revenue Refunding Bonds, 1994
                      Series B (Pennsylvania Power & Light Company
                      Project), 6.400%, 9/01/29

       7,000,000    City of Philadelphia, Pennsylvania, Water and Sewer         8/01 at 100         AAA    7,681,800
                      Revenue Bonds, Sixteenth Series,
                      7.000%, 8/01/18 (Pre-refunded to 8/01/01)
--------------------------------------------------------------------------------------------------------------------
                    Rhode Island -- 0.2%

       7,595,000    Rhode Island Convention Center Authority, Refunding         5/03 at 100         Aaa    7,210,997
                      Revenue Bonds, 1993 Series B, 5.000%, 5/15/20
--------------------------------------------------------------------------------------------------------------------
                    South Carolina -- 0.7%

      20,750,000    Piedmont Municipal Power Agency, Electric Revenue Bonds,    1/98 at 102         Aaa   21,286,388
                      1998 Refunding Series A, 7.400%, 1/01/18
--------------------------------------------------------------------------------------------------------------------
                    Texas -- 5.0%

                    City of Austin, Texas, Water, Sewer and Electric Refunding
                    Revenue Bonds, Series 1982:
         300,000      14.000%, 11/15/01 (Pre-refunded to 5/15/99)               5/99 at 100        A***      335,232
      18,415,000      14.000%, 11/15/01                                        No Opt. Call           A   22,503,070

      29,500,000    Brazos River Authority (Texas), Collateralized Revenue      8/00 at 102         Aaa   30,227,470
                      Refunding Bonds (Houston Lighting & Power Company
                      Project), Series 1995, 5.800%, 8/01/15

       6,585,000    Crowley Independent School District, Tarrant & Johnson      8/08 at 100         Aaa    7,340,036
                      Counties, Unlimited Tax School Building Bonds,
                      Series 1997, 6.500%, 8/01/23

      25,800,000    Harris County, Texas, Toll Road Senior Lien Revenue         8/04 at 102         Aaa   26,152,428
                      Refunding Bonds, Series 1994, 5.300%, 8/15/13

       7,000,000    Harris County Health Facilities Development                 2/01 at 102         AAA    7,775,810
                      Corporation (Texas), Hospital Revenue Bonds (St. Luke's
                      Episcopal Hospital Project), Series 1991A,
                      6.750%, 2/15/21

            Principal                                                         Optional Call                   Market
               Amount    Description                                            Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                         Texas -- continued

                         City of San Antonio, Texas, Electric and Gas System
                         Revenue Improvement Bonds, New Series 1988:
        $   5,000,000      8.000%, 2/01/09 (Pre-refunded to 2/01/98)            2/98 at 102         Aaa  $ 5,151,350
            3,500,000      8.000%, 2/01/16 (Pre-refunded to 2/01/98)            2/98 at 102         Aaa    3,605,945

           44,745,000    City of San Antonio, Texas, Electric and Gas System    2/02 at 101         Aa1   43,501,984
                           Revenue Refunding Bonds, New Series 1992,
                           5.000%, 2/01/17
--------------------------------------------------------------------------------------------------------------------
                         Utah -- 3.1%

                         Intermountain Power Agency (Utah), Power Supply Revenue
                         Refunding Bonds, 1993 Series A:
            6,300,000      5.500%, 7/01/13                                      7/03 at 103          A1    6,346,494
           25,000,000      5.500%, 7/01/20                                      7/03 at 102          A1   25,029,000
           44,990,000      5.000%, 7/01/23                                      7/03 at 100          A1   42,147,532

           15,000,000    Intermountain Power Agency, Power Supply Revenue       7/07 at 102         Aaa   15,580,500
                           Refunding Bonds, 1997 Series B, 5.750%, 7/01/19

            1,490,000    Layton, Utah, Industrial Development Revenue Bonds    12/97 at 100         Ba3    1,492,295
                           (C.D.I. Ltd. Project--K Mart Guaranteed),
                           8.750%, 6/01/05
--------------------------------------------------------------------------------------------------------------------
                         Vermont -- 0.1%

              215,000    University of Vermont and State Agricultural College,  1/98 at 101          A1      217,928
                           Housing, Dining and Student Services Facilities
                           System Bonds, Lot 1 Series 1969-A,
                           6.300%, 7/01/06
--------------------------------------------------------------------------------------------------------------------
                         Virginia -- 3.8%

           50,000,000    Virginia Housing Development Authority,                1/02 at 102         Aa1   52,711,500
                           Commonwealth Mortgage Bonds, 1992 Series A,
                           7.150%, 1/01/33

            3,270,000    Virginia Housing Development Authority, Multi-Family  11/97 at 101         Aa1    3,310,025
                           Mortgage Bonds, 1978 Series B, 6.700%, 11/01/21

                         Virginia Housing Development Authority, Multi-Family
                         Housing Bonds, 1993 Series C:
           19,080,000      5.550%, 5/01/08                                      5/03 at 102         Aa1   19,442,902
           28,075,000      5.900%, 5/01/14                                      5/03 at 102         Aa1   28,879,068

            6,240,000    Chesapeake Hospital Authority, Virginia, Hospital      7/98 at 102         Aaa    6,516,869
                           Facility Revenue Bonds (Chesapeake General
                           Hospital), Series 1988, 7.625%, 7/01/18
                           (Pre-refunded to 7/01/98)

Portfolio of Investments (Unaudited)
Municipal Bond -- continued

       Principal                                                              Optional Call                   Market
          Amount    Description                                                 Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                    Virginia -- continued

   $     695,000    Industrial Development Authority of the City of            No Opt. Call         N/R  $   702,193
                      Chesapeake, Medical Facility Insured-Mortgage
                      Revenue Bonds (Medical Facilities of America XIV
                      Project), Series 1979, 7.500%, 9/01/01
--------------------------------------------------------------------------------------------------------------------
                    Washington -- 6.9%

                    Washington Public Power Supply System, Nuclear
                    Project No. 1 Refunding Revenue Bonds, Series 1993A:
      14,260,000      7.000%, 7/01/07                                          No Opt. Call         Aa1   16,656,393
      18,500,000      5.750%, 7/01/13                                           7/03 at 102         Aa1   19,017,445
      10,000,000      5.700%, 7/01/17                                           7/03 at 102         Aaa   10,164,800

       7,805,000    Washington Public Power Supply System, Nuclear             No Opt. Call         Aa1    9,182,895
                      Project No.1 Refunding Revenue Bonds,
                      Series 1993B, 7.000% 7/01/09

       5,000,000    Washington Public Power Supply System, Nuclear             No Opt. Call         Aa1    6,012,600
                      Project No. 1 Refunding Revenue Bonds,
                      Series 1989B, 7.125%, 7/01/16

      10,000,000    Washington Public Power Supply System, Nuclear              7/03 at 102         Aa1    9,903,600
                      Project No. 1 Refunding Revenue Bonds,
                      Series 1993C, 5.375%, 7/01/15

       8,835,000    Washington Public Power Supply System, Nuclear              7/03 at 102         Aa1    9,004,367
                      Project No. 3, Refunding Revenue Bonds,
                      Series 1993B, 5.700%, 7/01/18

                    Washington Public Power Supply System,
                    Nuclear Project No. 3 Refunding Revenue Bonds,
                    Series 1993C:
       9,180,000      5.300%, 7/01/10                                           7/03 at 102         Aa1    9,292,914
      51,070,000      5.375%, 7/01/15                                           7/03 at 102         Aa1   50,463,799
      11,545,000      5.500%, 7/01/18                                           7/03 at 102         Aa1   11,445,598

       6,450,000    Public Utility District No. 1 of Chelan County, Rocky       1/98 at 100          AA    6,450,710
                      Reach Hydro-Electric System Revenue Bonds,
                      Series of 1968, 5.125%, 7/01/23

      23,617,000    Public Utility District No. 1 of Chelan County, Rocky       1/98 at 100          AA   23,621,250
                      Reach Hydro-Electric System Revenue Bonds,
                      Series of 1957, 5.000%, 7/01/13

      17,200,000    Public Utility District No. 1 of Douglas County,            3/98 at 101          A+   15,523,687
                      Washington, Wells Hydroelectric Revenue Bonds,
                      Series of 1963, 4.000%, 9/01/18


            Principal                                                              Optional Call                            Market
               Amount    Description                                                 Provisions*    Ratings**                Value
----------------------------------------------------------------------------------------------------------------------------------
                         Washington -- continued

       $    7,250,000    Municipality of Metropolitan Seattle, Sewer                 1/03 at 102          Aaa       $    7,512,232
                           Refunding Revenue Bonds, Series Y,
                           5.700%, 1/01/12
----------------------------------------------------------------------------------------------------------------------------------
                         Wisconsin -- 4.4%

           13,700,000    Wisconsin Health and Educational Facilities                11/01 at 102          Aaa           14,579,676
                           Authority, Revenue Bonds, Series 1991 (Columbia
                           Hospital, Inc.), 6.250%, 11/15/21

            9,830,000    Wisconsin Health and Educational Facilities Authority,      6/02 at 102          Aaa           10,425,795
                           Health Facilities Refunding Revenue Bonds (SSM
                           Health Care), Series 1992AA, 6.250%, 6/01/20

            6,000,000    Wisconsin Health and Educational Facilities Authority,     12/02 at 102          Aaa            6,219,960
                           Revenue Bonds, Series 1992A (Meriter Hospital, Inc.),
                           6.000%, 12/01/22

           18,500,000    Wisconsin Health and Educational Facilities Authority       8/03 at 102          Aaa           17,815,684
                           Revenue Bonds, Series 1993 (Aurora Health Care
                           Obligated Group), 5.250%, 8/15/23

            3,750,000    Wisconsin Health and Educational Facilities                10/04 at 102          Aaa            3,925,874
                           Authority, Revenue Bonds, Series 1994A
                           (Froedtert Memorial Lutheran Hospital, Inc.),
                           5.875%, 10/01/13

           32,000,000    Wisconsin Health and Educational Facilities                 5/06 at 102          Aaa           32,683,840
                           Authority, Revenue Bonds, Series 1996 (Aurora
                           Medical Group, Inc. Project), 5.750%, 11/15/25

            4,500,000    Wisconsin Housing and Economic Development                 No Opt. Call          N/R            4,666,410
                           Authority, Insured Mortgage Revenue Refunding
                           Bonds, 1977 Series A, 5.800%, 6/01/17

            8,500,000    Wisconsin Housing and Economic Development                  4/02 at 102           A1            9,047,144
                           Authority, Multi-Family Housing Revenue Bonds,
                           1992 Series B, 7.050%, 11/01/22

           28,200,000    Wisconsin Housing and Economic Development                 12/03 at 102           A1           28,634,280
                           Authority, Housing Revenue Bonds, 1993 Series C,
                           5.800%, 11/01/13
----------------------------------------------------------------------------------------------------------------------------------
       $2,831,887,000    Total Investments -- (cost $2,639,962,620) -- 97.7%                                         2,863,523,924
----------------------------------------------------------------------------------------------------------------------------------


Portfolio of Investments (Unaudited)
Municipal Bond -- continued

            Principal                                                         Optional Call                   Market
               Amount    Description                                            Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                         TEMPORARY INVESTMENTS IN SHORT-TERM MUNICIPAL SECURITIES -- 1.0%

         $ 12,000,000    Burke County Development Authority Pollution                VMIG-1             $ 12,000,000
                            Control Revenue Bonds (Georgia Power Company),
                            Series 1996, Variable Rate Demand Bonds,
                            4.000%, 9/01/26+

            8,560,000    New York State Energy Research and Development                 P-1                8,560,000
                            Authority, Pollution Control (Niagara Mohawk
                            Power Corporation), Variable Rate Demand Bonds,
                            4.000%, 3/01/27+

            8,000,000    Philadelphia Hospital and Higher Educational                VMIG-1                8,000,000
                            Facilities Authority (The Children's Hospital of
                            Philadelphia), Variable Rate Demand Bonds,
                            4.000%, 3/01/27+
--------------------------------------------------------------------------------------------------------------------
         $ 28,560,000    Total Temporary Investments -- 1.0%                                              28,560,000
--------------------------------------------------------------------------------------------------------------------
                         Other Assets Less Liabilities -- 1.3%                                            39,419,399
                         -------------------------------------------------------------------------------------------
                         Net Assets -- 100%                                                           $2,931,503,323
                         ===========================================================================================
                         *      Ratings: Using the higher of Standard & Poor's or Moody's rating.

                         **     Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                         ***    Securities are backed by an escrow or trust containing sufficient U.S. government or U.S.
                                government agency securities, which ensures the timely payment of principal and interest.
                                Securities are normally considered to be equivalent to AAA rated securities.

                         N/R -- Investment is not rated.

                         +      The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

28                               See accompanying notes to financial statements.


Portfolio of Investments (Unaudited) Insured Municipal Bond



            Principal                                                         Optional Call                   Market
               Amount    Description                                           Provisions*    Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                         Alabama -- 8.2%

          $ 5,600,000    The Alabama Public Health Care Authority, Mortgage    10/06 at 102         Aaa  $ 5,915,000
                           Revenue Bonds, Series 1996, 6.000%, 10/01/25

            2,120,000    The Water Supply Board of the City of Albertville      3/02 at 102         Aaa    2,332,148
                           (Alabama), Water Revenue Bonds, Series 1992,
                           6.700%, 3/01/11

            3,500,000    City of Athens, Alabama, Electric Revenue Warrants,    6/05 at 102         Aaa    3,722,635
                            Series 1995, 6.000%, 6/01/25

            4,615,000    The Governmental Utility Services Corporation of the  12/99 at 102         Aaa    4,987,292
                           City of Auburn, Floating/Fixed Rate Wastewater
                           Treatment Revenue Bonds, Series 1984
                           (Merscot-Auburn Limited Partnership Project),
                           7.300%, 1/01/12

            1,875,000    The Special Care Facilities Financing Authority of the 1/01 at 102         Aaa    2,043,169
                           City of Birmingham-Baptist Medical Centers
                           (Alabama), Revenue Bonds, Series 1991-A
                           (The Baptist Medical Centers), 7.000%, 1/01/21

            1,225,000    The Utilities Board of the City of Daphne (Alabama),   6/00 at 102         Aaa    1,337,002
                           Water, Gas and Sewer Revenue Refunding Bonds,
                           Series 1990B, 7.350%, 6/01/20

            6,750,000    The Public Building Authority of the City of          10/05 at 102         Aaa    7,190,843
                           Huntsville (Alabama), Municipal Justice and Public
                           Safety Center Lease Revenue Bonds, Series 1996A,
                           6.000%, 10/01/25

            3,000,000    City of Madison (Alabama), General Obligation School   2/04 at 102         Aaa    3,266,610
                            Warrants, Series 1994, 6.250%, 2/01/19

            5,500,000    City of Madison (Alabama), General Obligation          4/05 at 102         Aaa    5,849,305
                           Warrants, Series 1995, 6.000%, 4/01/23

            3,000,000    Mobile County, Alabama, General Obligation Tax         2/00 at 102         Aaa    3,224,910
                           Pledge Warrants, Series 1991,
                           6.700%, 2/01/11 (Pre-refunded to 2/01/00)

            5,580,000    BMC Special Care Facilities Financing Authority        9/07 at 102         Aaa    5,537,983
                           of the City of Montgomery, Revenue Bonds, Series
                           1997-C, (Baptist Medical Center), 5.375%, 9/01/22

           12,000,000    The Medical Clinic Board of The City of Montgomery,    3/06 at 102         Aaa   12,670,560
                           Alabama, Health Care Facility Revenue Bonds,
                           Jackson Hospital and Clinic, Series 1996,
                           6.000%, 3/01/26

29


Portfolio of Investments (Unaudited)
Insured Municipal Bond - continued


            Principal                                                         Optional Call                   Market
               Amount    Description                                            Provisions*   Ratings**        Value
____________________________________________________________________________________________________________________
                         Alabama - continued

                         The Utilities Board of the City of Oneonta (Alabama),
                         Utility Revenue Bonds, Series 1994:
        $   2,860,000      6.900%, 11/01/24 (Pre-refunded to 11/01/04)        11/04  at 102         Aaa $  3,328,010
              140,000      6.900%, 11/01/24                                   11/04  at 102         Aaa      160,125

                         West Morgan-East Lawrence Water Authority, Water
                         Revenue Bonds, Series 1994:
            2,200,000      6.800%, 8/15/19 (Pre-refunded to 8/15/04)            8/04 at 102         Aaa    2,538,822
            3,000,000      6.850%, 8/15/25 (Pre-refunded to 8/15/04)            8/04 at 102         Aaa    3,470,760
____________________________________________________________________________________________________________________

                         Alaska - 2.9%

            8,565,000    Alaska Housing Finance Corporation, Mortgage           6/06 at 102         Aaa    8,883,789
                           Revenue Bonds, 1996 Series A, 6.000%, 12/01/15

            5,000,000    Alaska Housing Finance Corporation, Mortgage           6/07 at 102         Aaa    5,177,100
                           Revenue Bonds, 1997 Series A, 6.000%, 6/01/27

                         Alaska Industrial Development and Export Authority,
                         Revolving Fund Bonds, Series 1997A:
            4,500,000      5.900%, 4/01/17 (Alternative Minimum Tax)            4/07 at 102         Aaa    4,672,935
            5,000,000      6.125%, 4/01/27 (Alternative Minimum Tax)            4/07 at 102         Aaa    5,257,750
____________________________________________________________________________________________________________________

                         Arizona - 2.1%

            5,000,000    Navajo County, Arizona, Pollution Control Corporation, 8/03 at 102        Baa1    5,099,550
                           Pollution Control Revenue Refunding Bonds
                           (Arizona Public Service Company), 1993 Series A,
                           5.875%, 8/15/28

            6,000,000    Tempe Union High School District No. 213 of Maricopa   7/04 at 101         Aaa    6,467,700
                           County, Arizona, School Improvement and Refunding
                           Bonds, Series 1994, 6.000%, 7/01/10

            5,000,000    City of Tucson, Arizona, Water System Revenue Bonds,   7/06 at 101         Aaa    5,572,700
                           Series 1994-A (1996), 6.000%, 7/01/21
                           (Pre-refunded to 7/01/06)
____________________________________________________________________________________________________________________

                         California - 9.1%

            5,000,000    California Health Facilities Financing Authority,      7/06 at 102         Aaa    5,294,500
                           Insured Health Facility Refunding Revenue Bonds
                           (Mark Twain St. Joseph's HealthCare Corporation),
                           1996 Series A, 6.000%, 7/01/25

            3,525,000    Brea Public Financing Authority (Orange County,        8/01 at 102         Aaa    3,943,136
                           California), 1991 Tax Allocation Revenue Bonds,
                           Series A (Redevelopment Project AB),
                           7.000%, 8/01/15 (Pre-refunded to 8/01/01)


   Principal                                                                     Optional Call                           Market
      Amount    Description                                                        Provisions*       Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------------
                California - continued

$ 14,000,000    Los Angeles County Metropolitan Transportation                     7/03 at 100             Aaa     $ 13,345,640
                  Authority (California), Proposition A, Sales Tax
                  Revenue Refunding Bonds, Series 1993-A,
                  5.000%, 7/01/21

   1,000,000    M-S-R Public Power Agency (California), San Juan                   7/98 at 100             Aaa        1,004,250
                  Project Refunding Revenue Bonds, Series H,
                  5.900%, 7/01/20

  13,750,000    Ontario Redevelopment Financing Authority (San                     8/03 at 102             Aaa       14,684,450
                  Bernardino County, California), 1993 Revenue
                  Bonds (Ontario Redevelopment Project No. 1),
                  5.800%, 8/01/23

   5,295,000    County of Riverside, California (1994 Desert Justice              12/04 at 101             Aaa        5,660,990
                  Facility Project), Certificates of Participation,
                  6.000%, 12/01/12

   2,250,000    Sacramento Municipal Utility District, Electric Revenue            9/01 at 102             Aaa        2,481,930
                  Bonds, 1991 Series Y, 6.500%, 9/01/21
                  (Pre-refunded to 9/01/01)

  17,500,000    San Joaquin Hills Transportation Corridor Agency, Toll             1/07 at 102             Aaa       17,257,625
                  Road Refunding Revenue Bonds, Series 1997A,
                  5.250%, 1/15/30

  10,000,000    The Regents of the University of California, Revenue              9/02 at 102              Aaa       10,912,100
                  Bonds (Multiple Purpose Projects), Series D,
                  6.375%, 9/01/24
------------------------------------------------------------------------------------------------------------------------------------
                Colorado - 1.1%

   4,500,000    Board of Water Commissioners, City and County of                  11/01 at 101             Aaa        4,883,580
                  Denver, Colorado, Certificates of Participation,
                  Series 1991, 6.625%, 11/15/11

   3,500,000    Jefferson County, Colorado, Refunding Certificates of             12/02 at 102             Aaa        3,904,355
                  Participation, 6.650%, 12/01/08
------------------------------------------------------------------------------------------------------------------------------------
                Delaware - 0.5%

   3,600,000    Delaware Economic Development Authority, Pollution                 5/02 at 102             Aaa        3,946,932
                  Control Refunding Revenue Bonds (Delmarva
                  Power & Light Company Project), Series 1992B,
                  6.750%, 5/01/19
------------------------------------------------------------------------------------------------------------------------------------
                District of Columbia - 1.1%

   2,500,000    District of Columbia (Washington, D.C.), General                   6/00 at 102             Aaa        2,749,625
                  Obligation Bonds (Series 1990B), 7.500%, 6/01/10
                  (Pre-refunded to 6/01/00)

                         Portfolio of Investments (Unaudited) Insured Municipal Bond - continued

            Principal                                                         Optional Call                   Market
               Amount    Description                                             Provisions   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                         District of Columbia - continued

          $ 6,000,000    District of Columbia (Washington, D.C.), General       6/04 at 102         Aaa  $ 6,422,880
                           Obligation Bonds, Series 1994B, 6.100%, 6/01/11
--------------------------------------------------------------------------------------------------------------------
                         Florida - 0.2%

               80,000    Florida Keys Aqueduct Authority, Water Revenue         9/01 at 101         Aaa       87,030
                           Refunding Bonds, Series 1991, 6.750%, 9/01/21

              920,000    Florida Keys Aqueduct Authority, Water Revenue         9/01 at 101         Aaa    1,012,966
                           Refunding Bonds, Series 1991, 6.750%, 9/01/21
                           (Pre-refunded to 9/01/01)

              205,000    Brevard County, Florida, Utility Revenue Bonds,        3/98 at 102         Aaa      211,353
                           Series 1985B, 7.375%, 3/01/14
-------------------------------------------------------------------------------------------------------------------
                         Georgia -  2.7%

            5,000,000    City of Albany (Georgia), Sewerage System Revenue      7/02 at 102         Aaa    5,580,850
                           Bonds, Series 1992, 6.625%, 7/01/17
                           (Pre-refunded to 7/01/02)

            5,000,000    Development Authority of Appling County (Georgia),     1/04 at 101         Aaa    5,626,300
                           Pollution Control Revenue Bonds (Oglethorpe Power
                           Corporation Hatch Project), Series 1994,
                           7.150%, 1/01/21

            2,250,000    Chatham County Hospital Authority, Hospital Revenue    1/01 at 102         Aaa    2,474,618
                           Bonds (Memorial Medical Center, Inc.), (Savannah,
                           Georgia), Series  1990A, 7.000%, 1/01/21
                           (Pre-refunded to 1/01/01)

            4,590,000    Marietta Development Authority, First Mortgage         9/05 at 102         Aaa    5,035,781
                           Revenue Bonds (Life College Inc), Series 1995-B,
                           6.250%, 9/01/25

            3,020,000    Development Authority of the City  of Marietta, First  9/05 at 102         Aaa    3,173,416
                           Mortgage Revenue Bonds (Life College, Inc.),
                           Series 1995A and Series 1995B, 5.950%, 9/01/19
--------------------------------------------------------------------------------------------------------------------
                         Illinois - 15.2%

            1,900,000    Illinois Educational Facilities Authority, Revenue     5/06 at 102         Aaa    2,037,921
                           Refunding Bonds (Midwestern University),
                           Series 1966B, 6.250%, 5/15/26

            6,595,000    Illinois Health Facilities Authority, Revolving Fund   2/99 at 103         Aaa    7,069,049
                           Pooled Financing Program, Methodist Health Services
                           Corporation, Peoria, 8.000%, 8/01/15

            3,000,000    Illinois Health Facilities Authority, Revenue Bonds,   8/04 at 102         Aaa    3,158,880
                           Series 1994A (The University of Chicago Hospitals
                           Project), 6.125%, 8/15/24

            Principal                                                         Optional Call                   Market
               Amount    Description                                            Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                         Illinois - continued

          $ 4,500,000    Illinois Health Facilities Authority, Revenue Bonds,   5/04 at 102         Aaa  $ 4,822,335
                           Series 1994 (Ingalls Health System Project), 6.250%,
                           5/15/24

            4,000,000    Illinois Health Facilities Authority, Health Care     11/04 at 102         Aaa    4,418,800
                           Facilities Revenue Bonds, Series 1995 (Northwestern
                           Medical Faculty Foundation, Inc.), 6.500%, 11/15/15

            7,000,000    Illinois Health Facilities Authority, Revenue Bonds    1/06 at 102         Aaa    7,347,060
                           (Carle Foundation), Series 1996, 6.000%, 1/01/27

            3,500,000    Illinois Health Facilities Authority, Revenue Bonds,   2/08 at 101         Aaa    3,368,155
                           Series 1997A (Edward Obligated Group), 5.250%,
                           2/15/27

            7,680,000    Illinois Health Facilities Authority, Revenue Bonds,   8/07 at 101         Aaa    7,421,491
                           Series 1997 (Sherman Health Systems), 5.250%,
                           8/01/27 (DD)

                         Illinois Health Facilities Authority, Revenue Bonds,
                         Series 1988-B (Community Provider Pooled Loan
                         Program):
              169,000      7.900%, 8/15/03                                     No Opt. Call         Aaa      194,911
            1,083,000      7.900%, 8/15/03                                     12/97 at 101         Aaa    1,097,155

            5,000,000    State of Illinois General Obligation Bonds, Series of  8/04 at 102          AA    5,205,850
                           August 1994, 5.875%, 8/01/19

                         State of Illinois, General Obligation Bonds,
                         Series of February 1995:
            3,065,000      6.100%, 2/01/19                                      2/05 at 102         Aaa    3,265,236
            5,545,000      6.100%, 2/01/20                                      2/05 at 102         Aaa    5,907,255

            2,500,000    City of Chicago (Illinois), General Obligation     7/02 at 101 1/2         Aaa    2,803,725
                           Adjustable Rate Bonds, Central Public Library
                           Project, Series C of 1988, 6.850%, 1/01/17
                           (Pre-refunded to 7/01/02)

            5,000,000    City of Chicago, General Obligation Bonds, Project     1/02 at 102         Aaa    5,384,050
                           Series A of 1992, 6.250%, 1/01/12

                         Chicago School Reform Board of Trustees of the Board
                         of Education of the City of Chicago, Illinois,
                         Unlimited Tax General Obligation Bonds (Dedicated
                         Tax Revenues), Series 1997:
            9,590,000      5.800%, 12/01/17                                    12/07 at 102         Aaa   10,004,672
           10,000,000      5.750%, 12/01/27                                    12/07 at 102         Aaa   10,352,100

           16,300,000    Public Building Commission of Chicago (Illinois),     12/03 at 102         Aaa   16,765,528
                           Building Revenue Bonds, Series A of 1993 (Board of
                           Education of the City of Chicago), 5.750%, 12/01/18

            6,540,000    Town of Cicero, Cook County, Illinois, General        12/04 at 102         Aaa    7,305,507
                           Obligation Corporate Purpose Bonds, Series 1994A,
                           6.400%, 12/01/14

Portfolio of Investments (Unaudited)
Insured Municipal Bond - continued

            Principal                                                              Optional Call                    Market
               Amount    Description                                                 Provisions*  Ratings**          Value
--------------------------------------------------------------------------------------------------------------------------
                         Illinois - continued

          $ 7,500,000    The County of Cook, Illinois, General Obligation           11/03 at 100        Aaa    $ 7,092,975
                           Bonds, Series 1993A, 5.000%, 11/15/23

            2,500,000    Community College District No. 508, Cook County,           No Opt. Call        Aaa      3,229,450
                           Illinois, Certificates of Participation,
                           8.750%, 1/01/07

            2,370,000    Board of Governors of State Colleges and Universities       4/04 at 102        Aaa      2,585,504
                           (Illinois), Eastern Illinois University, Auxiliary
                           Facilities System Revenue Bonds, Series 1994A,
                           6.375%, 4/01/16

            4,000,000    Regional Transportation Authority, Cook, DuPage, Kane,      6/03 at 102        Aaa      4,360,480
                           Lake, McHenry and Will Counties, Illinois,
                           General Obligation Refunding Bonds, Series
                           1993C, 5.850%, 6/01/23 (Pre-refunded to 6/01/03)
--------------------------------------------------------------------------------------------------------------------------
                         Indiana - 6.0%

            3,750,000    City of Indianapolis, Indiana, Gas Utility System           6/02 at 102        Aaa      4,030,275
                           Revenue Bonds, Series 1992 A, 6.200%, 6/01/23

            5,000,000    Indiana Health Facility Financing Authority,                5/02 at 102        Aaa      5,411,700
                           Hospital, Revenue Refunding and Improvement
                           Bonds, Series 1992 (Community Hospitals
                           Projects), 6.400%, 5/01/12

                         Indiana Housing Finance Authority, Single Family
                         Mortgage Revenue Bonds, 1997 Series B-2:
            1,755,000      6.000%, 7/01/16 (Alternative Minimum Tax)             5/07 at 101 1/2        Aaa      1,808,124
           10,620,000      6.125%, 1/01/27 (Alternative Minimum Tax)                 1/07 at 102        Aaa     10,952,618

            5,000,000    Indiana Municipal Power Agency, Power Supply                1/03 at 102        Aaa      5,261,150
                           System Revenue Bonds, 1993 Series A, 6.125%,
                           1/01/19

            4,950,000    Jasper County, Indiana, Collateralized Pollution            7/01 at 102        Aaa      5,434,209
                           Refunding Revenue Bonds (Northern Indiana Public
                           Revenue Service Company Project), Series 1991,
                           7.100%, 7/01/17

            2,000,000    Lawrence Central High School Building Corporation,          7/00 at 102        Aaa      2,195,760
                           Marion County, Indiana, First Mortgage Bonds,
                           Series 1990, 7.250%, 7/01/08 (Pre-refunded to
                           7/01/00)

            3,300,000    Marion County Convention and Recreational Facilities        6/01 at 102        Aaa      3,665,211
                           Authority (Indiana), Excise Taxes Lease Rental
                           Revenue Bonds, Series 1991B,
                           7.000%, 6/01/21 (Pre-refunded to 6/01/01)

            2,250,000    Hospital Authority of Monroe County, Hospital               5/99 at 101        Aaa      2,357,573
                           Revenue Refunding Bonds, Series 1989
                           (Bloomington Hospital Project), 7.125%, 5/01/11

34

            Principal                                                              Optional Call                    Market
               Amount    Description                                                 Provisions*  Ratings**          Value
--------------------------------------------------------------------------------------------------------------------------
                         Indiana - continued
          $ 1,000,000    City of Princeton, Indiana, Pollution Control Refunding     3/00 at 102        Aaa    $ 1,081,690
                           Revenue Bonds, 1990 Series (Public Service Company of
                           Indiana, Inc. Project C), 7.375%, 3/15/12

            2,000,000    Hospital Authority of St. Joseph County (Indiana), Fixed    8/01 at 102        Aaa      2,193,500
                           Rate Hospital Revenue Refunding Bonds, Series 1991A
                           (Memorial Hospital of South Bend Project),
                           7.000%, 8/15/20

            2,190,000    Shelby County Jail Building Corporation, First Mortgage     7/02 at 102        Aaa      2,434,404
                           Bonds (Shelby County, Indiana), 6.500%, 7/15/09
                           (Pre-refunded to 7/15/02)

            2,265,000    Southwest Allen Multi School Building Corporation, First    1/02 at 101        Aaa      2,440,152
                           Mortgage Refunding Bonds, Series 1992 B, Fort Wayne,
                           Indiana, 6.375%, 1/15/09
--------------------------------------------------------------------------------------------------------------------------
                         Kentucky - 0.1%

            1,000,000    Louisville and Jefferson County Metropolitan Sewer District 5/00 at 102        Aaa      1,096,190
                           (Commonwealth of Kentucky), Drainage Revenue Bonds,
                           Series 1989, 7.350%, 5/01/19 (Pre-refunded to 5/01/00)
--------------------------------------------------------------------------------------------------------------------------
                         Louisiana  - 2.7%

            7,000,000    Louisiana Public Facilities Authority, Hospital Revenue     5/02 at 102        Aaa      7,831,460
                           Refunding Bonds (Southern Baptist Hospital
                           Project), Series 1992, 6.800%, 5/15/12
                           (Pre-refunded to 5/15/02)

            1,615,000    Louisiana Public Facilities Authority, Fixed Rate Health   12/98 at 102        Aaa      1,707,911
                           and Education Capital Facilities Revenue Bonds
                           (West Jefferson Medical Center), Series 1985D,
                           7.900%, 12/01/15

                         State of Louisiana General Obligation Bonds,
                         Series 1992-A:
            5,000,000      6.500%, 5/01/09                                           5/02 at 102        Aaa      5,485,150
            2,000,000      6.500%, 5/01/12                                           5/02 at 102        Aaa      2,194,060

            4,750,000    Hospital Service District No. 1 of the Parish of            2/04 at 102        Aaa      5,097,510
                           Tangipahoa, State of Louisiana, Hospital Revenue
                           Bonds (Series 1994), 6.250%, 2/01/24
--------------------------------------------------------------------------------------------------------------------------
                         Maine - 3.7%

            3,175,000    Maine Health and Higher Educational Facilities              7/04 at 102        Aaa      3,633,153
                           Authority, Revenue Bonds, Series 1994B, 7.000%
                           7/01/24

35

Portfolio of Investments (Unaudited)
Insured Municipal Bond - continued

            Principal                                                              Optional Call                    Market
               Amount    Description                                                 Provisions*  Ratings**          Value
--------------------------------------------------------------------------------------------------------------------------
                         Maine - continued

          $11,500,000    Maine Health and Higher Educational Facilities              7/05 at 102        Aaa    $11,967,705
                           Authority, Revenue Bonds, Series 1995A, 5.875%,
                           7/01/25

           12,750,000    Maine State Housing Authority, Mortgage Purchase            5/06 at 102        Aaa     13,520,100
                           Bonds, 1996 Series B-2 (AMT), 6.450%, 11/15/26
                           (Alternative Minimum Tax)

                         Town of Old Orchard Beach, Maine, 1992 General
                          Obligation Bonds:
              750,000       6.650%, 9/01/09                                          9/02 at 103        Aaa        835,688
              500,000       6.650%, 9/01/10                                          9/02 at 103        Aaa        557,125
--------------------------------------------------------------------------------------------------------------------------
                         Maryland - 0.1%
            1,000,000    Morgan State University, Maryland, Academic Fees            7/00 at 102        Aaa      1,092,160
                           and Auxiliary Facilities Fees Revenue Bonds,
                           1990 Series A, 7.000%, 7/01/20
                           (Pre-refunded to 7/01/00)
--------------------------------------------------------------------------------------------------------------------------
                         Massachusetts - 3.2%
            1,250,000      Massachusetts Bay Transportation Authority,               8/00 at 102        Aaa      1,388,100
                           Certificates of Participation, 1990 Series A,
                           7.650%, 8/01/15 (Pre-refunded to 8/01/00)

            2,000,000    Massachusetts Health and Educational Facilities             4/00 at 102        Aaa      2,182,720
                           Authority, Revenue Bonds, Capital Asset Program
                           Issue, Series F, 7.300%, 10/01/18
                           (Pre-refunded to 4/01/00)

            3,400,000    Massachusetts Health and Educational Facilities             7/02 at 102        Aaa      3,725,856
                           Authority, Revenue Bonds, New England Medical
                           Center Hospitals Issue, Series F, 6.625%, 7/01/25

            4,000,000    Massachusetts Health and Educational Facilities             7/02 at 102        Aaa      4,362,640
                           Authority, Revenue Bonds, South Shore Hospital
                           Issue, Series D, 6.500%, 7/01/22

            5,875,000    Massachusetts Health and Educational Facilities            11/03 at 102        AAA      5,680,244
                           Authority, Revenue Bonds, Cape Cod Health
                           Systems, Inc. Issue, Series A, 5.250%, 11/15/21

            4,000,000    Massachusetts Health and Educational Facilities            10/05 at 102        Aaa      4,210,440
                           Authority, Revenue Bonds, Berkshire Health Systems
                           Issue, Series D, 6.000%, 10/01/19

            3,500,000    City of Boston, Massachusetts, Revenue Bonds,               8/00 at 102        Aaa      3,883,705
                           Boston City Hospital (FHA Insured Mortgage),
                           Series A, 7.625%, 2/15/21 (Pre-refunded to 8/15/00)

36

            Principal                                                              Optional Call                    Market
               Amount    Description                                                 Provisions*  Ratings**          Value
--------------------------------------------------------------------------------------------------------------------------
                         Massachusetts - continued

          $ 1,150,000    City of Haverhill, Massachusetts, General Obligation        6/02 at 102        Aaa     $1,284,861
                           Municipal Purpose Loan of 1992, Series A,
                           7.000%, 6/15/12
--------------------------------------------------------------------------------------------------------------------------
                         Michigan - 3.8%

            5,000,000    Michigan State Hospital Finance Authority, Hospital        11/06 at 102        Aaa      5,201,500
                           Revenue Bonds (Sparrow Obligated Group),
                           Series 1996, 5.900%, 11/15/26

            8,280,000    Michigan State Housing Development Authority,               4/07 at 102        Aaa      8,575,762
                           Rental Housing Revenue Bonds, 1997 Series A,
                           6.100%, 10/01/33 (Alternative Minimum Tax)

            2,000,000    Michigan Strategic Fund Limited Obligation Refunding       12/01 at 102        Aaa      2,195,260
                           Revenue Bonds (The Detroit Edison Company
                           Pollution Control Bonds Project), Collateralized
                           Series 1991DD, 6.875%, 12/01/21

           12,130,000    City of Bay City, County of Bay, State of Michigan,        No Opt. Call        Aaa      3,389,607
                           1991 General Obligation Unlimited Tax Street
                           Improvement Bonds, 0.000%, 6/01/21

            5,000,000    Caledonia Community Schools, Counties of Kent,              5/02 at 102        Aaa      5,580,800
                           Allegan and Barry, State of Michigan, 1992 School
                           Building and Site and Refunding Bonds (General
                           Obligation - Unlimited Tax), 6.700%, 5/01/22
                           (Pre-refunded to 5/01/02)

            2,500,000    Chelsea School District, Counties of Washtenaw and          5/05 at 101        Aaa      2,636,000
                           Jackson, State of Michigan, 1995 School Building
                           and Site Bonds (General Obligation - Unlimited Tax),
                           6.000%, 5/01/19

            2,000,000    City of Detroit, Michigan, Sewage Disposal System           7/01 at 102        Aaa      2,199,940
                           Revenue Bonds, Series 1991, 6.625%, 7/01/21
                           (Pre-refunded to 7/01/01)

            1,085,000    School District of the City of River Rouge, County of       5/03 at 101 1/2    Aaa      1,109,608
                           Wayne, State of Michigan, 1993 School Building
                           and Site Bonds (General Obligation - Unlimited Tax),
                           5.625%, 5/01/22
--------------------------------------------------------------------------------------------------------------------------
                         Mississippi  - 0.8%

            6,400,000      Medical Center Educational Building Corporation          12/04 at 102        Aaa      6,594,624
                           (Mississippi), Revenue Bonds, Series 1993
                           (University of Mississippi Medical Center Project),
                           5.900%, 12/01/23

37

Portfolio of Investments (Unaudited)
Insured Municipal Bond -- continued


            Principal                                                              Optional Call                        Market
               Amount    Description                                                 Provisions*    Ratings**            Value
------------------------------------------------------------------------------------------------------------------------------
                         Missouri -- 1.0%

         $  7,950,000    St. Louis Municipal Finance Corporation, City Justice       2/06 at 102          Aaa     $  8,434,076
                           Center, Leasehold Revenue Improvement Bonds,
                           Series 1996A (City of St. Louis, Missouri, Lessee),
                           5.950%, 2/15/16
------------------------------------------------------------------------------------------------------------------------------
                         Nebraska -- 0.6%

            5,000,000    Nebraska Investment Finance Authority, Health               2/08 at 102          AAA        5,026,200
                           Facilities Revenue Bonds (Children's Healthcare
                           Services Obligated Group), Series 1997, 5.500%,
                           8/15/27 (DD)
------------------------------------------------------------------------------------------------------------------------------
                         Nevada -- 0.6%

            2,500,000    County of Churchill, Nevada, Health Care Facilities         1/04 at 102          Aaa        2,614,575
                           Revenue Bonds (Western Health Network, Inc.),
                           Series 1994A, 6.000%, 1/01/24

            2,000,000    Clark County, Nevada, Industrial Development               10/02 at 102          Aaa        2,244,260
                           Refunding Revenue Bonds (Nevada Power Company
                           Project), Series 1992C, 7.200%, 10/01/22
------------------------------------------------------------------------------------------------------------------------------
                         New Hampshire -- 0.4%

            2,850,000    New Hampshire Higher Educational and Health Facilities      7/02 at 102          Aaa        3,071,360
                           Authority, Revenue Refunding Bonds, University System
                           of New Hampshire Issue, Series 1992, 6.250%, 7/01/20
------------------------------------------------------------------------------------------------------------------------------
                         New Jersey -- 0.4%

            1,480,000    New Jersey Housing and Mortgage Finance Agency, Home        4/98 at 103          Aaa        1,536,151
                           Mortgage Purchase Revenue Bonds, 1987 Series B
                           (Remarketing), 8.100%, 10/01/17

            1,820,000    Housing Finance Corporation of the Township of Pennsauken  12/97 at 104          Aaa        1,898,278
                           (Pennsauken, New Jersey), Section 8 Assisted Housing
                           Revenue Bonds (Pennsauken Housing Associates --
                           1979 Elderly Project), 8.000%, 4/01/11
------------------------------------------------------------------------------------------------------------------------------
                         New Mexico -- 1.0%

            3,000,000    City of Albuquerque, New Mexico, Hospital System            2/98 at 102          Aaa        3,078,990
                           Revenue Bonds, 1992 Series B (Presbyterian
                           Healthcare Services), 6.600%, 8/01/07

            4,445,000    City of Farmington, New Mexico, Pollution Control          12/02 at 102          Aaa        4,867,275
                           Revenue Refunding Bonds, 1992 Series A
                           (Public Service Company of New Mexico San Juan and
                           Four Corners Projects), 6.375%, 12/15/22


            Principal                                                              Optional Call                       Market
               Amount    Description                                                 Provisions*    Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------
                         New York -- 10.4%

                         Metropolitan Transportation Authority, Commuter Facilities
                         Revenue Bonds, Series 1992B:
         $  4,955,000      6.250%, 7/01/17 (Pre-refunded to 7/01/02)                     7/02 at 102      Aaa     $ 5,463,829
            6,925,000      6.250%, 7/01/22 (Pre-refunded to 7/01/02)                     7/02 at 102      Aaa       7,636,128

            5,000,000    Metropolitan Transportation Authority, Commuter             7/04 at 101 1/2      Aaa       5,644,200
                           Facilities Revenue Bonds, Series 1994A, 6.375%,
                           7/01/18 (Pre-refunded to 7/01/04)

              285,000    The City of New York, General Obligation Bonds, Fiscal      8/02 at 101 1/2      Aaa         314,463
                           1992 Series C, 6.625%, 8/01/12

            5,715,000    The City of New York, General Obligation Bonds, Fiscal      8/02 at 101 1/2      Aaa       6,377,369
                           1992 Series C, Fixed Rate Bonds, Subseries C-1,
                           6.625%, 8/01/12 (Pre-refunded to 8/01/02)

            3,010,000    The City of New York, General Obligation Bonds, Fiscal      5/03 at 101 1/2      Aaa       3,154,691
                           1993 Series E, 6.000%, 5/15/16

            3,750,000    The City of New York, General Obligation Bonds, Fiscal      2/02 at 101 1/2      Aaa       4,159,800
                           1992 Series B, 7.000%, 2/01/18

            3,320,000    New York City Municipal Water Finance Authority,                6/01 at 101      Aaa       3,607,911
                           Water and Sewer System Revenue Bonds, Fiscal
                           1992 Series A, 6.750%, 6/15/16

            2,025,000    New York City Municipal Water Finance Authority,            6/99 at 101 1/2      Aaa       2,144,435
                           Water and Sewer System Revenue Bonds,
                           Fiscal 1990 Series A, 6.750%, 6/15/14
                           (Pre-refunded to 6/15/99)

            4,470,000    New York City Municipal Water Finance Authority,            6/02 at 101 1/2      Aaa       4,593,372
                           Water and Sewer System Revenue Bonds, Fiscal
                           1993 Series A, 5.750%, 6/15/18

           19,500,000    The City of New York Municipal Water Finance                    6/06 at 101      Aaa      19,506,045
                           Authority, Water and Sewer System Revenue Bonds,
                           Series A, 5.375%, 6/15/26

            3,010,000    New York City, Municipal Water Finance Authority,               6/01 at 101      Aaa       3,300,164
                           Water and Sewer Revenue Bonds, Fiscal 1992
                           Series A, 6.750%, 6/15/16 (Pre-refunded to 6/15/01)

            3,900,000    New York City Transit Authority, Transit Facilities            No Opt. Call      Aaa       3,997,422
                           Refunding Revenue Bonds, Series 1993 (Livingston
                           Plaza Project), 5.400%, 1/01/18

39


Portfolio of Investments (Unaudited)
Insured Municipal Bond -- continued

            Principal                                                         Optional Call                   Market
               Amount    Description                                            Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                         New York -- continued

                         New York City Industrial Development Agency, Civic
                         Facility Revenue Bonds, (USTA National Tennis Center
                         Incorporated Project):
          $ 3,500,000       6.500%, 11/15/10                                   11/04 at 102         Aaa $  3,939,985
            3,000,000       6.600%, 11/15/11                                   11/04 at 102         Aaa    3,394,980

            5,240,000    Triborough Bridge and Tunnel Authority, Special        1/01 at 102         Aaa    5,711,967
                            Obligation Refunding Bonds, Series 1991B,
                            6.875%, 1/01/15

            3,015,000    Triborough Bridge and Tunnel Authority, Special        1/02 at 100         Aaa    3,035,924
                            Obligation Bonds, Series 1992, 5.500%, 1/01/17
--------------------------------------------------------------------------------------------------------------------
                         Ohio -- 0.5%

            1,000,000    Board of Education, City School District of Columbus, 12/00 at 102         Aaa    1,102,480
                            Franklin County, Ohio, General Obligation Bonds,
                            Series 1990-A (Unlimited Tax), For School Building
                            Renovation and Improvement, 7.000%, 12/01/11
                            (Pre-refunded to 12/01/00)

            2,500,000    Dublin City School District, Franklin, Delaware and   12/02 at 102         Aaa    2,762,850
                            Union Counties, Ohio, Various Purpose School
                            Building Construction and Improvement Bonds
                            (General Obligation -- Unlimited Tax), 6.200%,
                            12/01/19 (Pre-refunded to 12/01/02)
--------------------------------------------------------------------------------------------------------------------
                         Oklahoma -- 1.4%

            5,000,000    Oklahoma Industries Authority, Health System           8/05 at 102         Aaa    5,459,950
                            Revenue Bonds (Obligated Group consisting of
                            Baptist Medical Center of Oklahoma, Inc., South
                            Oklahoma City Hospital Corporation and Baptist
                            Rural Health System, Inc.), Series 1995C, Fixed
                            Rate Bonds, 6.250%, 8/15/12

              220,000    Muskogee County Home Finance Authority (Oklahoma),     6/00 at 102         Aaa      231,372
                            Single Family Mortgage Revenue Refunding Bonds,
                            Series 1990 A, 7.600%, 12/01/10

            5,525,000    Tulsa Metropolitan Utility Authority (Tulsa,           9/05 at 102         Aaa    5,708,927
                            Oklahoma), Utility Revenue Bonds, Series 1995,
                            5.750%, 9/01/19
--------------------------------------------------------------------------------------------------------------------
                         Pennsylvania -- 1.1%

            3,000,000    North Penn Water Authority (Montgomery County,        11/04 at 101         Aaa    3,486,690
                            Pennsylvania), Water Revenue Bonds, Series of
                            1994, 7.000%, 11/01/24 (Pre-refunded to 11/01/04)

40


            Principal                                                              Optional Call                       Market
               Amount    Description                                                 Provisions*    Ratings**           Value
-----------------------------------------------------------------------------------------------------------------------------
                         Pennsylvania -- continued

         $  3,900,000    The Philadelphia Municipal Authority, Philadelphia,        11/01 at 102          Aaa     $ 4,391,010
                           Pennsylvania, Justice Lease Revenue Bonds,
                           1991 Series B, 7.125%, 11/15/18
                           (Pre-refunded to 11/15/01)

            1,000,000    Washington County Hospital Authority (Pennsylvania),        7/00 at 102          Aaa       1,084,620
                           Hospital Revenue Refunding Bonds, Series A of
                           1990 (The Washington Hospital Project),
                           7.150%, 7/01/17
-----------------------------------------------------------------------------------------------------------------------------
                         Rhode Island -- 2.6%

            2,250,000    Rhode Island Depositors Economic Corporation,               8/02 at 102          Aaa       2,514,841
                           Special Obligation Bonds, 1992 Series A, 6.625%,
                           8/01/19 (Pre-refunded to 8/01/02)

           10,000,000    Rhode Island Clean Water Finance Agency, Wastewater         9/07 at 102          Aaa      10,257,600
                           Treatment System Revenue Bonds (City of Cranston/
                           Triton Ocean State LLC Project), Series 1997, 5.800%,
                           9/01/22 (Alternative Minimum Tax)

            4,000,000    City of Cranston, Rhode Island, General Obligation      7/01 at 101 1/2          Aaa       4,464,040
                           Bonds, 7.200%, 7/15/11 (Pre-refunded to 7/15/01)

            3,130,000    Kent County Water Authority (Rhode Island), General         7/04 at 102          Aaa       3,420,401
                           Revenue Bonds, 1994 Series A, 6.350%, 7/15/14

            1,000,000    Providence Housing Development Corporation,                 7/04 at 102          Aaa       1,064,160
                           Mortgage Revenue Refunding Bonds, Series 1994A
                           (FHA Insured Mortgage Loan--Barbara Jordan
                           Apartments Project), (Providence, Rhode Island),
                           6.650%, 7/01/15
-----------------------------------------------------------------------------------------------------------------------------
                         South Carolina -- 3.6%

            1,000,000    City of Aiken, South Carolina, Water and Sewer              1/00 at 102          Aaa       1,084,330
                           System Revenue Refunding and Capital
                           Improvement Bonds, Series 1990, 7.250%,
                           1/01/14

                         Charleston County, South Carolina, Charleston Public
                         Facilities Corporation, Certificates of Participation,
                         Series 1994B:
               70,000      6.875%, 6/01/14                                           6/04 at 102          Aaa          78,882
              115,000      7.000%, 6/01/19                                           6/04 at 102          Aaa         130,394

41

Portfolio of Investments (Unaudited)
Insured Municipal Bond - continued

            Principal                                                              Optional Call                    Market
               Amount    Description                                                 Provisions*  Ratings**          Value
--------------------------------------------------------------------------------------------------------------------------
                         South Carolina - continued

                         Charleston County, South Carolina, Charleston Public
                         Facilities Corporation, Certificates of Participation,
                         Series 1994 B:
           $1,430,000      6.875%, 6/01/14 (Pre-refunded to 6/01/04)                 6/04 at 102        Aaa     $1,651,350
            2,385,000      7.000%, 6/01/19 (Pre-refunded to 6/01/04)                 6/04 at 102        Aaa      2,771,060

            5,435,000    Greenville Memorial Auditorium District, Public             3/06 at 102        Aaa      5,609,790
                           Facilities Corporation, Greenville Memorial
                           Auditorium District, Taxable Certificates of
                           Participation (Bi-Lo Center Project), Series 1996C,
                           5.750%, 3/01/22

           15,000,000    Orangburg County, South Carolina, Solid Waste              11/02 at 101        Aaa     15,098,250
                           Disposal Facilities Revenue Bond (South Carolina
                           Electric & Gas Company Project), Series 1994,
                           5.700%, 11/01/24 (Alternative Minimum Tax) (DD)

            2,000,000    City of Rock Hill, South Carolina, Combined Utility         1/00 at 102        Aaa      2,158,380
                           System Revenue Bonds, Series 1990, 7.000%,
                           1/01/20 (Pre-refunded to 1/01/00)

            2,000,000    City of Rock Hill, South Carolina, Combined Utility         1/01 at 102        Aaa      2,147,200
                           System Revenue Bonds, Series 1991,
                           6.375%, 1/01/15
--------------------------------------------------------------------------------------------------------------------------
                         South Dakota - 0.1%

            1,000,000      South Dakota Health and Educational Facilities            7/00 at 102        Aaa      1,096,540
                           Authority, Revenue Bonds, Series 1990
                           (McKennan Hospital Issue), 7.250%, 7/01/15
                           (Pre-refunded to 7/01/00)
--------------------------------------------------------------------------------------------------------------------------
                         Texas - 5.6%

            6,080,000    Texas Health Facilities Development Corporation,            8/03 at 102        Aaa      6,498,000
                           Hospital Revenue Bonds (All Saints Episcopal
                           Hospitals of Fort Worth Project), Series 1993B,
                           6.250%, 8/15/22

            3,000,000    Bexar County (Texas), Health Facilities Development         8/04 at 102        Aaa      3,443,760
                           Corporation, Hospital Revenue Bonds (Baptist
                           Memorial Hospital System Project), Series 1994,
                           6.750%, 8/15/19 (Pre-refunded to 8/15/04)

            4,575,000    Harris County, Texas, Toll Road Senior Lien Revenue         8/02 at 102        Aaa      5,092,295
                           Refunding Bonds, Series 1992A, 6.500%, 8/15/17
                           (Pre-refunded to 8/15/02)

            1,000,000    Harris County Hospital District Refunding Revenue          No Opt. Call        Aaa      1,189,470
                           Bonds, Texas, Series 1990, 7.400%, 2/15/10

42

            Principal                                                              Optional Call                    Market
               Amount    Description                                                 Provisions*  Ratings**          Value
--------------------------------------------------------------------------------------------------------------------------
                         Texas - continued

           $  500,000    City of Houston, Texas, Senior Lien Hotel Occupancy         7/01 at 100        Aaa    $   547,700
                           Tax and Parking Facilities, Weekly Adjustable/
                           Fixed Rate Revenue Bonds, Series 1985, Custodial
                           Receipts, Series A, 7.000% , 7/01/15
                           (Pre-refunded to 7/01/01)

              825,000    Lower Colorado River Authority, Priority Refunding          1/01 at 102        Aaa        900,273
                           Revenue Bonds, Series 1991, Series B,
                           7.000%, 1/01/11

                         Ratama Development Corporation, Special Facilities
                           Revenue Bonds (Retama Park Racetrack Project),
                           Series 1993:
            9,715,000        8.750%, 12/15/18                                       No Opt. Call        Aaa     13,927,230
            5,405,000        10.000%, 12/15/20                                      No Opt. Call        Aaa      8,721,400

            5,000,000    Tarrant County Health Facilities Development               No Opt. Call        Aaa      5,488,900
                           Corporation, Hospital Revenue Refunding and
                           Improvement Bonds (Fort Worth Osteopathic
                           Hospital, Inc. Project), Series 1993, 6.000%,
                           5/15/21
--------------------------------------------------------------------------------------------------------------------------
                         Utah - 0.9%

            3,055,000    State of Utah, State Building Ownership Authority,         11/05 at 100        Aaa      3,143,962
                           Lease Revenue Bonds (State Facilities Master Lease
                           Program), Series 1995A, 5.750%, 5/15/18

              185,000    Utah Housing Finance Agency, Single Family Mortgage        No Opt. Call        AA         195,985
                           Senior Bonds, 1988 Issue C (Federally Insured or
                           Guaranteed Mortgage Loans), 8.375%, 7/01/19

            3,500,000    White City Water Improvement District, Salt Lake County,    2/05 at 100       Aaa       3,960,495
                           Utah, General Obligation Water Bonds, Series 1995,
                           6.600%, 2/01/25 (Pre-refunded to 2/01/05)
--------------------------------------------------------------------------------------------------------------------------
                         Vermont - 1.9%

           15,000,000    Vermont Housing Finance Agency, Single Family           6/07 at 101 1/2       Aaa      15,289,200
                           Housing Bonds, Series 9, 5.900%, 5/01/29
                           (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------------
                         Washington - 1.0%

            5,000,000    Washington Public Power Supply System, Nuclear             No Opt. Call       Aaa       5,239,200
                           Project No. 2 Refunding Revenue Bonds,
                           Series 1993B, 5.400%, 7/01/05

43

Portfolio of Investments (Unaudited)
Insured Municipal Bond - continued

            Principal                                                              Optional Call                    Market
               Amount    Description                                                 Provisions*  Ratings**          Value
--------------------------------------------------------------------------------------------------------------------------
                         Washington - continued

         $  1,000,000    City of Marysville, Washington, Water and Sewer            12/03 at 100        Aaa   $  1,141,120
                           Revenue Bonds, 1991, 7.000%, 12/01/11
                           (Pre-refunded to 12/01/03)

            2,000,000    Bellingham School District No. 501, Whatcom County,        12/04 at 100        Aaa      2,130,280
                           Washington, Unlimited Tax General Obligation
                           Bonds, 1994, 6.125%, 12/01/13
--------------------------------------------------------------------------------------------------------------------------
                         West Virginia - 0.1%

            1,000,000    School Building Authority of West Virginia, Capital         7/00 at 102        Aaa      1,097,880
                           Improvement Revenue Bonds, Series 1990A,
                           7.250%, 7/01/15 (Pre-refunded to 7/01/00)
--------------------------------------------------------------------------------------------------------------------------
                         Wisconsin - 0.6%

            1,000,000    Wisconsin Municipal Insurance Commission, Revenue       4/98 at 101 1/2        Aaa      1,034,240
                           Bonds, Series 1987, 8.700%, 4/01/07

            2,000,000    City of Superior, Wisconsin, Limited Obligation            No Opt. Call        Aaa      2,435,740
                           Refunding Revenue Bonds (Midwest Energy
                           Resources Company Project), Series E-1991
                           (Collateralized), 6.900%, 8/01/21

            1,000,000    School District of Three Lakes, Forest and Oneida           4/03 at 100        Aaa      1,121,580
                           Counties, Wisconsin, General Obligation Refunding
                           Bonds, 6.750%, 4/01/12 (Pre-refunded to 4/01/03)
--------------------------------------------------------------------------------------------------------------------------
                         Wyoming - 0.3%

            2,000,000    The Trustees of the University of Wyoming, Facilities       6/00 at 101        Aaa      2,152,860
                           Revenue Bonds, Series 1991, 7.100%, 6/01/10
--------------------------------------------------------------------------------------------------------------------------
                         Puerto Rico - 0.5%

            3,750,000    Commonwealth of Puerto Rico, Public Improvement         7/02 at 101 1/2        Aaa      4,183,163
                           Bonds of 1992 (General Obligation Bonds),
                           6.600%, 7/01/13 (Pre-refunded to 7/01/02)
--------------------------------------------------------------------------------------------------------------------------
         $762,757,000     Total Investments - (cost $745,043,603) - 98.1%                                      807,549,039
--------------------------------------------------------------------------------------------------------------------------

44

            Principal                                                              Optional Call                    Market
               Amount    Description                                                 Provisions*  Ratings**          Value
--------------------------------------------------------------------------------------------------------------------------
                         TEMPORARY INVESTMENTS IN SHORT-TERM MUNICIPAL SECURITIES - 1.1%

           $4,900,000    Maricopa County, Arizona Pollution Control Corporation,                       A-1+   $  4,900,000
                         Pollution Control Revenue Refunding Bonds (Arizona Public
                         Service Company Palo Verde Project), 1994 Series C,
                         Variable Rate Demand Bonds, 4.000%, 5/01/29/+/
            4,300,000    The University Athletic Association, Inc., Capital                          VMIG-1      4,300,000
                         Improvement Revenue Bonds, Series 1990, Variable
                         Rate Demand Bonds, 3.800%, 2/01/20/+/
--------------------------------------------------------------------------------------------------------------------------
           $9,200,000    Total Temporary Investments - 1.1%                                                      9,200,000
                         -------------------------------------------------------------------------------------------------
                         Other Assets Less Liabilities - 0.8%                                                    6,352,856
                         -------------------------------------------------------------------------------------------------
                         Net Assets - 100%                                                                    $823,101,895
                         =================================================================================================

                              All of the bonds in the portfolio, excluding temporary investments in short-term municipal securities, are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

                         * Ratings: Using the higher of Standard & Poor's or Moody's rating.

                         ** Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                         (DD) Security purchased on a delayed delivery basis
                              (see note 1 of the Notes to Financial Statements).

                         . The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified m arket index.

                         N/R- Investment is not rated.

Statement of Net Assets (Unaudited)
October 31, 1997

                                                                                               Insured
                                                                       Municipal Bond   Municipal Bond
------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value (note 1)          $2,863,523,924     $807,549,039
Temporary investments in short-term municipal securities,
  at amortized cost, which approximates market value (note 1)              28,560,000        9,200,000
Cash                                                                               --          699,595
Receivables:
  Interest                                                                 53,854,735       15,051,712
  Shares sold                                                                 153,526          211,341
  Investments sold                                                          5,120,050       20,746,582
Other assets                                                                  718,704            3,640
------------------------------------------------------------------------------------------------------
      Total assets                                                      2,951,930,939      853,461,909
------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                              7,549,874               --
Payables:
  Investments purchased                                                            --       27,091,370
  Shares reacquired                                                         1,566,849          530,725
Accrued expenses:
  Management fees (note 6)                                                  1,116,018          331,099
  12b-1 distribution and service fees (notes 1 and 6)                          17,096           18,578
  Other                                                                       591,019           90,468
Dividends payable                                                           9,586,760        2,297,774
------------------------------------------------------------------------------------------------------
      Total liabilities                                                    20,427,616       30,360,014
------------------------------------------------------------------------------------------------------
Net assets (note 7)                                                    $2,931,503,323     $823,101,895
======================================================================================================
Class A Shares (note 1)
Net assets                                                             $   83,643,659     $ 80,102,068
Shares outstanding                                                          8,830,639        7,246,589
Net asset value and redemption price per share                         $         9.47     $      11.05
Offering price per share (net asset value per share plus
  maximum sales charge of 4.20% of offering price)                     $         9.89     $      11.53
======================================================================================================
Class B Shares (note 1)
Net assets                                                             $    2,092,996     $  2,208,501
Shares outstanding                                                            220,984          199,788
Net asset value, offering and redemption price per share               $         9.47     $      11.05
======================================================================================================
Class C Shares (note 1)
Net assets                                                             $    4,669,316     $  6,494,238
Shares outstanding                                                            493,573          593,113
Net asset value, offering and redemption price per share               $         9.46     $      10.95
======================================================================================================
Class R Shares (note 1)
Net assets                                                             $2,841,097,352     $734,297,088
Shares outstanding                                                        299,826,858       66,693,318
Net asset value, offering and redemption price per share               $         9.48     $      11.01
======================================================================================================

46                               See Accompanying notes to financial statements.

Statement of Operations (Unaudited)
Six months ended October 31, 1997

                                                                                                             Insured
                                                                                 Municipal Bond       Municipal Bond
--------------------------------------------------------------------------------------------------------------------
Investment Income
Tax-exempt interest income (note 1)                                                $ 83,364,450         $ 23,732,400
--------------------------------------------------------------------------------------------------------------------

Expenses
Management fees (note 6)                                                              6,607,916            1,945,741
12b-1 service fees - Class A (notes 1 and 6)                                             78,040               74,347
12b-1 distribution and service fees - Class B (notes 1 and 6)                             6,268                6,370
12b-1 distribution and service fees - Class C (notes 1 and 6)                            17,682               23,327
Shareholders' servicing agent fees and expenses                                       1,328,042              408,453
Custodian's fees and expenses                                                           168,343               68,449
Trustees' fees and expenses (note 6)                                                     28,412                7,898
Professional fees                                                                       137,731               52,007
Shareholders' reports - printing and mailing expenses                                   208,568               91,864
Federal and state registration fees                                                          --               29,130
Portfolio insurance expenses                                                                 --               21,317
Other expenses                                                                           61,233               18,477
--------------------------------------------------------------------------------------------------------------------
Total expenses                                                                        8,642,235            2,747,380
--------------------------------------------------------------------------------------------------------------------
Net investment income                                                                74,722,215           20,985,020
--------------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain from Investments
Net realized gain from investment transactions (notes 1 and 4)                        5,782,964            4,612,764
Net change in unrealized appreciation or depreciation
  of investments                                                                     97,128,489           24,577,488
--------------------------------------------------------------------------------------------------------------------
Net gain from investments                                                           102,911,453           29,190,252
--------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                         $177,633,668         $ 50,175,272
====================================================================================================================

47                               See accompanying notes to financial statements.

Statement of Changes in Net Assets (Unaudited)


                                                                                            Municipal Bond
                                                                    -----------------------------------------------------------
                                                                    Six months ended           Two months            Year ended
                                                                            10/31/97        ended 4/30/97               2/28/97
-------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                 $   74,722,215       $   25,358,832        $  153,982,497
Net realized gain (loss) from investment transactions (notes 1 and 4)      5,782,964              124,391            13,454,600
Net change in unrealized appreciation or depreciation of investments      97,128,489          (29,401,558)          (11,748,742)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                    177,633,668           (3,918,335)          155,688,355
--------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
  Class A                                                                 (1,920,586)            (605,734)           (2,735,302)
  Class B                                                                    (26,905)              (1,502)                  (45)
  Class C                                                                   (106,287)             (38,827)             (146,481)
  Class R                                                                (73,426,506)         (24,664,380)         (151,041,117)
From accumulated net realized gains
  from investment transactions:
  Class A                                                                          -                    -              (304,876)
  Class B                                                                          -                    -                     -
  Class C                                                                          -                    -               (19,401)
  Class R                                                                          -                    -           (13,873,562)
--------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                (75,480,284)         (25,310,443)         (168,120,784)
--------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                         100,171,753           32,164,961           288,845,641
Net proceeds from shares issued to shareholders due
  to reinvestment of distributions                                        58,491,503           19,772,961           133,505,722
--------------------------------------------------------------------------------------------------------------------------------
                                                                         158,663,256           51,937,922           422,351,363
--------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                                 (180,120,277)         (63,401,060)         (436,065,365)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions       (21,457,021)         (11,463,138)          (13,714,002)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                     80,696,363          (40,691,916)          (26,146,431)
Net assets at the beginning of period                                  2,850,806,960        2,891,498,876         2,917,645,307
--------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                       $2,931,503,323       $2,850,806,960        $2,891,498,876
================================================================================================================================
Balance of undistributed net investment income at end of period       $      519,469       $    1,277,538        $    1,229,149
================================================================================================================================

48                                See accompanying notes to financial statements


                                                                                    Insured Municipal Bond
                                                                   ---------------------------------------------------------
                                                                   Six months ended     Two months ended         Year ended
                                                                           10/31/97              4/30/97            2/29/97
----------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                  $ 20,985,020         $  7,018,725       $ 42,143,020
Net realized gain (loss) from investment transactions (notes 1 and 4)     4,612,764             (986,589)        (1,089,131)
Net change in unrealized appreciation or depreciation of investments     24,577,488          (10,703,435)        (7,672,084)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                    50,175,272           (4,671,299)        33,381,805
----------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
  Class A                                                                (1,853,813)            (590,571)        (2,881,559)
  Class B                                                                   (27,713)              (2,670)              (832)
  Class C                                                                  (138,438)             (41,445)          (224,876)
  Class R                                                               (19,106,084)          (6,443,374)       (38,675,228)
From accumulated net realized gains
  from investment transactions:
  Class A                                                                        --                   --           (211,577)
  Class B                                                                        --                   --                 --
  Class C                                                                        --                   --            (17,777)
  Class R                                                                        --                   --         (2,484,412)
----------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders               (21,126,048)         (7,078,060)        (44,496,261)
----------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                         36,352,181            7,673,973         84,624,586
Net proceeds from shares issued to shareholders due
  to reinvestment of distributions                                       13,928,048            4,668,785         29,865,624
----------------------------------------------------------------------------------------------------------------------------
                                                                         50,280,229           12,342,758        114,490,210
----------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                                 (46,243,890)         (17,108,094)      (110,894,714)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions        4,036,339           (4,765,336)         3,595,496
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                    33,085,563          (16,514,695)        (7,518,960)
Net assets at the beginning of period                                   790,016,332          806,531,027        814,049,987
----------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                        $823,101,895         $790,016,332       $806,531,027
============================================================================================================================
Balance of undistributed net investment income at end of period        $    385,202         $    526,230       $    585,565
============================================================================================================================


49                               See accompanying notes to financial statements.

Notes to Financial Statements (Unaudited)


1. General Information and Significant Accounting Policies
The Nuveen Flagship Municipal Trust (the "Trust") is an open-end diversified investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Municipal Bond Fund ("Municipal Bond") and the Nuveen Insured Municipal Bond Fund ("Insured Municipal Bond") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The John Nuveen Company ("Nuveen"), parent of John Nuveen & Co. Incorporated and Nuveen Advisory Corp., respectively, the distributor ("Distributor") and investment advisor ("Adviser") of the Funds, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December 1996.

After the close of business on January 31, 1997, Municipal Bond and Insured Municipal Bond were reorganized into the Trust. Prior to the reorganization, Municipal Bond was a Massachusetts Business Trust and Insured Municipal Bond was a series of the Nuveen Insured Tax-Free Bond Fund, Inc., each an open-end diversified management investment company. As part of this reorganization, the Funds changed their fiscal year ends from February 28 to April 30.

Each Fund seeks to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of their when-issued and delayed delivery purchase commitments. At October 31, 1997, Insured Municipal Bond had outstanding delayed delivery purchase commitments of $27,091,370. Municipal Bond had no such purchase commitments.

Interest Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to the shareholders of the Funds. Net realized capital gain and market discount distributions are subject to federal taxation.

Insurance
Insured Municipal Bond invests in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund's shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program
Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap, option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended October 31, 1997.

Expense Allocation
Expenses of each Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.


               2.  Fund Shares
               Transactions in Fund shares were as follows:

                                                                                Municipal Bond
                                        ------------------------------------------------------------------------------------------
                                           Six months ended 10/31/97       Two months ended 4/30/97        Year ended 2/28/97
                                        ------------------------------------------------------------------------------------------
                                              Shares           Amount         Shares          Amount        Shares          Amount
----------------------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                  1,648,190    $  15,432,574      1,026,576    $  9,412,803     7,913,532    $ 72,392,333
  Class B                                    173,911        1,627,126         46,550         424,404         4,630          43,000
  Class C                                    113,859        1,060,714         52,166         473,637       379,075       3,482,943
  Class R                                  8,769,562       82,051,339      2,404,891      21,854,117    23,272,855     212,927,365

Shares issued to shareholders due to
  reinvestment of distributions:
  Class A                                    138,764        1,296,561         43,927         402,112       222,308       2,045,959
  Class B                                      1,406           13,202             32             293            --              --
  Class C                                      9,155           85,311          3,585          32,777        13,729         126,401
  Class R                                  6,112,470       57,096,429      2,112,348      19,337,779    14,285,524     131,333,362
----------------------------------------------------------------------------------------------------------------------------------
                                          16,967,317      158,663,256      5,690,075      51,937,922    46,091,653     422,351,363
----------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                   (647,690)      (6,079,021)      (762,269)     (6,963,040)   (4,751,496)    (43,639,384)
  Class B                                     (5,545)         (52,391)            --              --            --              --
  Class C                                   (216,003)      (2,007,811)       (14,973)       (135,974)      (53,764)       (496,539)
  Class R                                (18,364,888)    (171,981,054)    (6,174,392)    (56,302,046)  (42,855,041)   (391,929,442)
----------------------------------------------------------------------------------------------------------------------------------
                                         (19,234,126)    (180,120,277)    (6,951,634)    (63,401,060)  (47,660,301)   (436,065,365)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                   (2,266,809)   $ (21,457,021)    (1,261,559)   $(11,463,138)   (1,568,648)   $(13,714,002)
==================================================================================================================================

                                                                            Insured Municipal Bond
                                        ------------------------------------------------------------------------------------------
                                           Six months ended 10/31/97       Two months ended 4/30/97        Year ended 2/28/97
                                        ------------------------------------------------------------------------------------------
                                              Shares              Amount      Shares          Amount        Shares          Amount
----------------------------------------------------------------------------------------------------------------------------------
Shares Sold
  Class A                                  1,116,549    $  12,218,745        290,416    $  3,095,852     2,993,504    $ 32,144,825
  Class B                                    153,150        1,674,816         24,672         264,169        21,053         227,426
  Class C                                    115,572        1,247,652         58,684         618,793       169,708       1,808,841
  Class R                                  1,952,568       21,210,968        348,752       3,695,159     4,720,426      50,443,494

Shares issued to shareholders due to
reinvestment of distributions:
  Class A                                    107,232        1,169,047         34,181         365,671       182,510       1,968,382
  Class B                                        872            9,555             41             439            --              --
  Class C                                     10,164          109,780          3,214          34,077        19,086         203,691
  Class R                                  1,164,487       12,639,666        400,458       4,268,598     2,579,133      27,693,551
----------------------------------------------------------------------------------------------------------------------------------
                                           4,620,594       50,280,229      1,160,418      12,342,758    10,685,420     114,490,210
----------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                   (474,984)      (5,177,320)      (135,522)     (1,441,615)   (1,146,982)    (12,317,662)
  Class B
  Class C                                    (64,175)        (693,634)       (38,598)       (406,595)     (155,088)     (1,641,544)
  Class R                                 (3,707,911)     (40,372,936)    (1,438,979)    (15,259,884)   (9,079,255)    (96,935,508)
----------------------------------------------------------------------------------------------------------------------------------
                                          (4,247,070)     (46,243,890)    (1,613,099)    (17,108,094)  (10,381,325)   (110,894,714)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                      373,524    $   4,036,339       (452,681)   $ (4,765,336)      304,095    $  3,595,496
==================================================================================================================================

53

3. Distributions to Shareholders
On November 7, 1997, the Funds declared dividend distributions from their tax-exempt net investment income which were paid on December 1, 1997, to shareholders of record on November 7, 1997, as follows:

                                 Municipal Bond        Insured Municipal Bond
--------------------------------------------------------------------------------
Dividend per share:

    Class A                         $ .0390                    $ .0460
    Class B                           .0330                      .0390
    Class C                           .0345                      .0405
    Class R                           .0405                      .0475
================================================================================
4. Securities Transactions
Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments for the six months ended October 31, 1997, were as follows:

                                       Municipal Bond    Insured Municipal Bond
--------------------------------------------------------------------------------
Purchases:
  Investments in municipal securities   $146,601,415         $231,987,601
  Temporary municipal investments        167,310,000          134,160,000

Sales:
  Investments in municipal securities    203,342,724          233,206,900
  Temporary municipal investments        138,750,000          145,460,000
================================================================================
At October 31, 1997, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At April 30, 1997, the Funds' last fiscal year end, Insured Municipal Bond had unused capital loss carryforwards of $2,094,993 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, $1,108,404 of the carryforwards will expire in the year 2004 and $986,589 of the carryforwards will expire in the year 2005.

5. Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and gross unrealized depreciation of investments at October 31, 1997, were as follows:

                                       Municipal Bond    Insured Municipal Bond
--------------------------------------------------------------------------------
Gross unrealized:
  appreciation                          $224,098,067            $62,512,576
  depreciation                              (536,763)                (7,140)
--------------------------------------------------------------------------------
Net unrealized appreciation             $223,561,304            $62,505,436
================================================================================

6. Management Fee and Other Transactions with Affiliates
Under the Trust's investment management agreement with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of each Fund:

Average daily net asset value                                     Management fee
--------------------------------------------------------------------------------
For the first $125 million                                           .5000 of 1%
For the next $125 million                                            .4875 of 1
For the next $250 million                                            .4750 of 1
For the next $500 million                                            .4625 of 1
For the next $1 billion                                              .4500 of 1
For net assets over $2 billion                                       .4250 of 1
--------------------------------------------------------------------------------
The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser.

The adviser has agreed to waive part of its management fees or reimburse certain expenses of each Fund in order to limit total expenses to .75 of 1% of the average daily net asset value of Municipal Bond and .975 of 1% of the average daily net asset value of Insured Municipal Bond, excluding any 12b-1 fees applicable to Class A, B and C Shares. The adviser may also voluntarily agree to reimburse additional expenses from time to time, which may be terminated at any time at its discretion.

During the six months ended October 31, 1997, the Distributor collected sales charges on purchases of Class A Shares of approximately $348,400 and $256,000 for Municipal Bond and Insured Municipal Bond, respectively, of which approximately $304,400 and $224,300, respectively, were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the six months ended October 31, 1997, the Distributor compensated authorized dealers directly with approximately $77,900 and $109,500 in commission advances at the time of purchase for Municipal Bond and Insured Municipal Bond, respectively. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended October 31, 1997, the Distributor retained approximately $15,800 and $14,600 in such 12b-1 fees for Municipal Bond and Insured Municipal Bond, respectively. The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained approximately $1,600 and $500 of CDSC on share redemptions for Municipal Bond and Insured Municipal Bond, respectively, during the six months ended October 31, 1997.

7. Composition of Net Assets
At October 31, 1997, each Fund had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                        Municipal Bond    Insured Municipal Bond
--------------------------------------------------------------------------------
Capital paid-in                         $2,698,342,665             $ 757,759,542

Balance of undistributed net
  investment income                            519,469                   385,202

Accumulated net realized gain from
  investment transactions                    9,079,885                 2,451,715

Net unrealized appreciation of
  investments                              223,561,304                62,505,436
--------------------------------------------------------------------------------
Net assets                              $2,931,503,323             $ 823,101,895
================================================================================

8. Investment Composition
Each Fund invests in municipal securities which include general obligation, escrowed and revenue bonds. At October 31, 1997, the revenue sources by municipal purpose for these investments, expressed as a percent of total investments, were as follows:

                                        Municipal Bond    Insured Municipal Bond
--------------------------------------------------------------------------------
Revenue Bonds:
  Utilities                                        22%                        3%
  Health Care Facilities                           17                        17
  Housing Facilities                               14                         8
  Water/Sewer Facilities                           10                         8
  Lease Rental Facilities                           2                         5
  Transportation                                    6                         4
  Pollution Control                                 4                         6
  Educational Facilities                            1                         6
  Other                                             6                         4

General Obligation Bonds                            8                        15

Escrowed Bonds                                     10                        24
--------------------------------------------------------------------------------
                                                  100%                      100%
================================================================================
Certain long-term and intermediate-term investments owned by the Funds are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest in the event of default (33% for Municipal Bond and 100% for Insured Municipal
Bond). Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of any of the Funds' shares. All of the temporary investments in short-term municipal securities have credit enhancements (letters of credit, guarantees or insurance) issued by third-party domestic or foreign banks or other institutions.

For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.

                             Financial Highlights


                          Financial Highlights (Unaudited)

                          Selected data for a share outstanding throughout each period is as follows:

Class (Inception date)                       Operating performance         Less distributions
                                           -------------------------    ------------------------

Municipal Bond                                                   Net
                                    Net                 realized and     Dividends                       Net        Total
                                  asset                   unrealized     from tax-                     asset       return
                                  value           Net    gain (loss)    exempt net   Distributions     value       on net
Year ending                   beginning    investment           from    investment    from capital    end of        asset
April 30,                     of period     income(b)    investments        income           gains    period     value(a)
-------------------------------------------------------------------------------------------------------------------------
Class A (6/95)

  1998 (h)                       $ 9.14         $ .23          $ .33         $(.23)           $ --    $ 9.47         6.22%
  1997 (g)                         9.24           .08           (.10)         (.08)             --      9.14         (.23)
  1997 (f)                         9.28           .48             --          (.47)           (.05)     9.24         5.26
  1996 (c)                         9.15           .34            .14          (.32)           (.03)     9.28         5.33

Class B (2/97)

  1998 (h)                         9.15           .19            .33          (.20)             --      9.47         5.73
  1997 (g)                         9.24           .09           (.11)         (.07)             --      9.15         (.25)
  1996 (c)                         9.23           .03            .01          (.03)             --      9.24          .47

Class C (6/95)

  1998 (h)                         9.14           .21            .32          (.21)             --      9.46         5.84
  1997 (g)                         9.23           .07           (.09)         (.07)             --      9.14         (.21)
  1997 (f)                         9.26           .42             --          (.40)           (.05)     9.23         4.64
  1996 (c)                         9.15           .29            .13          (.28)           (.03)     9.26         4.59

Class R (11/76)

  1998 (h)                         9.15           .24            .33          (.24)             --      9.48         6.32
  1997 (g)                         9.24           .08           (.09)         (.08)             --      9.15         (.09)
  1997 (f)                         9.28           .49            .01          (.49)           (.05)     9.24         5.53
  1996 (f)                         9.00           .51            .31          (.51)           (.03)     9.28         9.31
  1995 (f)                         9.28           .52           (.21)         (.51)           (.08)     9.00         3.60
  1994 (f)                         9.45           .52           (.07)         (.52)           (.10)     9.28         4.79
  1993 (f)                         9.08           .56            .41          (.54)           (.06)     9.45        11.04
  1992 (d)                         9.04           .24            .08          (.24)           (.04)     9.08         3.56
  1991 (e)                         8.65           .58            .44          (.59)           (.04)     9.04        12.15
  1990 (e)                         8.73           .60           (.08)         (.60)             --      8.65         6.04
  1989 (e)                         8.52           .60            .24          (.60)           (.03)     8.73        10.07
  1988 (e)                         8.02           .60            .54          (.60)           (.04)     8.52        14.50
-------------------------------------------------------------------------------------------------------------------------

*   Annualized.

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.

(b) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory.

(c) From commencement of class operations as noted through February 28/29.

(d) For the five months ending February 29.

(e) For the year ending September 30.

(f) For the year ending February 28/29.

                           Ratios/Supplemental data
--------------------------------------------------------------------------------
                                   Ratio                        Ratio
                                  of net                       of net
                  Ratio of    investment       Ratio of    investment
                  expenses     income to       expenses     income to
                to average       average     to average       average
                net assets    net assets     net assets    net assets
    Net assets      before        before          after         after  Portfolio
 end of period  reimburse-    reimburse-     reimburse-    reimburse-   turnover
(in thousands)        ment          ment       ment (b)      ment (b)       rate
--------------------------------------------------------------------------------
   $    83,644         .78%         4.89%*          .78%*        4.89%*       5%
        70,331         .77*         5.13*           .77*         5.13*        2
        68,204         .81          5.11            .81          5.11        12
        37,089         .86*         5.11*           .83*         5.14*       17


         2,093        1.54*         4.11*          1.54*         4.11*        5
           468        1.53*         4.39*          1.53*         4.39*        2
            43        1.51*         5.23*          1.51*         5.23*       12


         4,669        1.33*         4.35*          1.33*         4.35*        5
         5,360        1.32*         4.58*          1.32*         4.58*        2
         5,039        1.54          4.37           1.54          4.37        12
         1,915        1.64*         4.33*          1.58*         4.39*       17


     2,841,097         .58*         5.10*           .58*         5.10*        5
     2,774,648         .57*         5.33*           .57*         5.33*        2
     2,818,214         .57          5.35            .57          5.35        12
     2,878,641         .59          5.53            .59          5.53        17
     2,741,178         .59          5.79            .59          5.79        17
     2,700,007         .62          5.49            .62          5.49        15
     2,371,669         .61          5.95            .61          5.95        14
     1,835,708         .62*         6.24*           .62*         6.24*        6
     1,661,420         .60          6.48            .60          6.48        10
     1,323,623         .62          6.78            .62          6.78         8
     1,119,833         .64          6.85            .64          6.85        12
       945,361         .65          7.11            .65          7.11         8
--------------------------------------------------------------------------------

(g)  For the two months ending April 30.
(h)  For the six months ending October 31, 1997.



Class (Inception date)                                      Operating performance         Less distributions
                                                          ---------------------------   ----------------------
                                                                    Net
Insured Municipal Bond              Net                    realized and     Dividends                          Net         Total
                                  asset                      unrealized     from tax-                        asset         return
                                  value             Net     gain (loss)    exempt net   Distributions        value         on net
Year ending                   beginning      investment            from    investment    from capital       end of          asset
April 30,                     of period       income(b)     investments        income           gains       period       value(a)
---------------------------------------------------------------------------------------------------------------------------------
Class A (9/94)
  1998 (f)                       $10.66            $.27           $ .40        $(.28)        $    --        $11.05           6.30%
  1997 (e)                        10.82             .09            (.16)        (.09)             --         10.66           (.63)
  1997 (d)                        10.97             .56            (.13)        (.54)           (.04)        10.82           4.04
  1996 (d)                        10.40             .54             .57         (.54)             --         10.97          10.90
  1995 (c)                        10.31             .26             .12         (.27)           (.02)        10.40           3.84

Class B (2/97)
  1998 (f)                        10.67             .23             .39         (.24)             --         11.05           5.81
  1997 (e)                        10.82             .09            (.16)        (.08)             --         10.67           (.65)
  1997 (c)                        10.80             .04             .02         (.04)             --         10.82            .55

Class C (9/94)
  1998 (f)                        10.56             .24             .39         (.24)             --         10.95           6.04
  1997 (e)                        10.72             .08            (.16)        (.08)             --         10.56           (.73)
  1997 (d)                        10.85             .46            (.09)        (.46)           (.04)        10.72           3.48
  1996 (d)                        10.31             .46             .54         (.46)             --         10.85           9.88
  1995 (c)                        10.29             .23             .08         (.27)           (.02)        10.31           3.09

Class R (12/86)
  1998 (f)                        10.62             .28             .40         (.29)             --         11.01           6.41
  1997 (e)                        10.78             .09            (.15)        (.10)             --         10.62           (.60)
  1997 (d)                        10.92             .57            (.11)        (.56)           (.04)        10.78           4.38
  1996 (d)                        10.38             .57             .54         (.57)             --         10.92          10.94
  1995 (d)                        10.81             .57            (.40)        (.58)           (.02)        10.38           1.85
  1994 (d)                        10.85             .57             .02         (.57)           (.06)        10.81           5.47
  1993 (d)                        10.03             .59             .88         (.59)           (.06)        10.85          15.24
  1992 (d)                         9.69             .61             .43         (.62)           (.08)        10.03          11.03
  1991 (d)                         9.52             .62             .19         (.61)           (.03)         9.69           8.94
  1990 (d)                         9.35             .63             .26         (.63)           (.09)         9.52           9.73
  1989 (d)                         9.30             .63             .05         (.63)             --          9.35           7.63
  1988 (d)                         9.79             .64            (.49)        (.64)             --          9.30           2.00
-----------------------------------------------------------------------------------------------------------------------------------

 *   Annualized.

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.

(b) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory.

(c)  From commencement of class operations as noted through February 28.

(d)  For the year ending February 28/29.

(e)  For the two months ending April 30.

(f)  For the six months ending October 31, 1997.


                           Ratios/Supplemental data
--------------------------------------------------------------------------------
                                   Ratio                        Ratio
                                  of net                       of net
                  Ratio of    investment       Ratio of    investment
                  expenses     income to       expenses     income to
                to average       average     to average       average
                net assets    net assets     net assets    net assets
    Net assets      before        before          after         after  Portfolio
 end of period  reimburse-    reimburse-     reimburse-    reimburse-   turnover
(in thousands)        ment          ment       ment (b)      ment (b)       rate
--------------------------------------------------------------------------------
   $    80,102         .85%*        4.96%*          .85%*        4.96%*      29%
        69,291         .84*         5.12*           .84*         5.12*       12
        68,268         .87          5.07            .87          5.07        35
        46,943         .92          5.00            .91          5.01        27
        14,097        1.27*         5.28*          1.00*         5.55*       25


         2,209        1.60*         4.17*          1.60*         4.17*       29
           488        1.59*         4.36*          1.59*         4.36*       12
           228        1.58*         4.84*          1.58*         4.84*       35


         6,494        1.40*         4.41*          1.40*         4.41*       29
         5,615        1.39*         4.57*          1.39*         4.57*       12
         5,448        1.61          4.33           1.61          4.33        35
         5,151        1.63          4.34           1.63          4.34        27
         3,979        1.75*         4.83*          1.75*         4.83*       25


       734,297         .65*         5.16*           .65*         5.16*       29
       714,622         .64*         5.31*           .64*         5.31*       12
       732,587         .63          5.31            .63          5.31        35
       761,956         .63          5.33            .63          5.33        27
       736,702         .64          5.67            .64          5.67        25
       745,914         .65          5.21            .65          5.21        11
       567,232         .72          5.68            .72          5.68        20
       306,853         .73          6.12            .73          6.12        45
       178,931         .80          6.45            .80          6.45        53
       111,806         .83          6.49            .83          6.49        78
        66,049         .87          6.83            .87          6.83       106
        41,330         .88          6.65            .60          6.93        88
--------------------------------------------------------------------------------

Additional Investment Opportunities

Nuveen Family of Mutual Funds
Nuveen offers a variety of funds designed to help you reach your financial goals.

Growth and Income Funds
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund

Municipal Bond Funds

National Funds
Long-Term
Insured
Intermediate
Limited Term

State Funds
Alabama         Michigan
Arizona         Missouri
California      New Jersey
Colorado        New Mexico
Connecticut     New York
Florida         North Carolina
Georgia         Ohio
Kansas          Pennsylvania
Kentucky        South Carolina
Louisiana       Tennessee
Maryland        Virginia
Massachusetts   Wisconsin

To purchase additional shares of your Nuveen Fund, contact your financial adviser. If you would like to add to your current investment on a regular basis, you can sign up for Nuveen's systematic investing program, which allows you to invest a fixed dollar amount every month automatically.

You can also invest automatically through dividend reinvestment. By reinvesting your fund's dividends back into the fund, you give your investment the added growth potential of long-term compounding.

For more information on any of these service options, call your adviser, or Nuveen at (800) 621-7227.

Fund Information

Board of Trustees
Robert P. Bremmer
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

Transfer Agent and
Shareholder Services
Shareholder Services, Inc.
Nuveen Investor Services
P.O. Box 5330
Denver, CO 80217-5330
(800) 621-7227

Legal Counsel
Fried, Frank, Harris,
Shriver & Jacobson
Washington, D.C.

Independent Public
Accountants
Arthur Andersen LLP
Chicago, Illinois

Serving Investors
for Generations


[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]
John Nuveen, Sr.


Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for investors whose portfolios are the principal source of their ongoing financial security. More than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies whose aim is to provide consistent, attractive performance over time -- with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to help ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or preservation of capital, Nuveen offers a wide array of equity and fixed-income mutual funds, unit trusts, exchange-traded funds, individual managed account services, and cash management products, including many that generate tax-free income.

To find out more about how Nuveen investment products and services can help you preserve your financial security, talk with your financial adviser, or call us at (800) 621-7227 for more information, including a prospectus where applicable. Please read that information carefully before your invest.

[NUVEEN LOGO]

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, Illinois 60606-1286

(800) 621-7227
www.nuveen.com

NUVEEN
Municipal
Bond Funds


October 31, 1997

Semiannual Report

Dependable, tax-free income
to help you keep more of
what you earn.

[PHOTO APPEARS HERE]

All-American
Intermediate
Limited Term

Contents

1   Dear Shareholder
3   Answering Your Questions
6   All-American
    Performance Overview
8   Intermediate Performance
    Overview
10  Limited Term
    Performance Overview
13  Financial Section
66  Additional Investment Opportunities
67  Fund Information

Dear Shareholder



[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]
Timothy R. Schwertfeger
Chairman of the Board

Wealth takes a lifetime
to build. Once achieved,
it should be preserved.

It's a pleasure to report to you on the performance of your Nuveen municipal bond fund. Over the past 12 months, the funds have performed exceptionally well, rewarding investors with dependable tax-free income and attractive returns.

All three funds generated superior total returns and their Class A shares were ranked in the top ten percent of funds among their peer categories for the period by Lipper Analytical Services. For the 12 months ended October 31, 1997, Class A shares of the All-American Fund generated a total return of 10.09%. The Intermediate Fund returned 9.04% for Class A shares in the same period, and the Limited Term Fund achieved a 6.36% total return on Class A shares. Investors also continued to enjoy strong dividends generated by each fund's portfolio of quality bonds. You will find additional details on the individual performance of each fund on pages 6-11.

As 1997 draws to a close, it seems appropriate to take a moment to look back over what has been an exceptional time for the American economy, the financial markets--and the investors in those markets. The year has been distinguished by continued economic strength, the lowest unemployment rates in more than two decades, and progress on fiscal issues, including a reduction in the federal deficit. While much of investors' attention has remained focused on the stock market, the achievements of the bond market should not be overlooked.

During 1997, the environment for bond performance was enhanced by a substantial decline in interest rates, reflecting investors' confidence that inflation can remain near its

"The funds have performed exceptionally well, rewarding investors with dependable tax-free income and attractive returns."


current annual rate of 2.2%, one of the lowest levels for the Consumer Price Index in 30 years.

The events of 1997 have also focused renewed attention on the need for diversification and asset allocation. Stock market volatility, especially in late October, provided a vivid illustration of the steadying effect that fixed-income investments can provide in a well-constructed investment portfolio. Nuveen mutual funds provide an excellent balance to other stock and bond investments, and their current yields make them very attractive.

You already know you can rely on Nuveen to provide the tax-advantaged investments you need to pursue your investment goals. Your financial adviser can introduce you to a variety of other Nuveen products and services to round out your investment portfolio, including the Nuveen Growth and Income Stock Fund and two new balanced stock and bond funds. We have also expanded our private asset management capabilities through the acquisition of Rittenhouse Financial Services, a well-respected growth investment manager. We encourage you to talk with your financial adviser about ways to complement your current Nuveen investment by taking advantage of these additional products and services.

We at Nuveen remain committed to providing you with quality investment solutions that withstand the test of time. We thank you for your confidence in us and our family of investments, and we look forward to our next report to you.


Sincerely,
/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board
December 15, 1997

Answering Your Questions


Ted Neild, managing director of Nuveen's portfolio management team, talks about the municipal bond market and offers insights into factors that affected the performance of the funds over the past year.


What economic and market factors influenced the performance of municipal bonds over the past year?
Over the past 12 months, the performance of the municipal bond market was influenced by three major factors: the continued strength of the U.S. economy, minimal inflation (both of which are reflected in the steady-to-declining interest rates evident during the year), and volatility in the equity markets. During 1997, these factors contributed to a positive environment for fixed-income investments, including municipal issues.

Between November 1996 and October 1997, the yield on the 30-year Treasury bond dropped from 6.68% to 6.15%, and the municipal market followed suit, as the yield on the Bond Buyer 40 declined from 5.80% to 5.40%. The spread between tax-free municipal bonds and taxable Treasury bonds remained tight, making municipal bonds very attractive. The strong total returns produced in this environment were somewhat muted by a heavy supply of newly issued bonds that temporarily impacted bond prices. The increased supply worked to our advantage, however, as it expanded opportunities to find value in the marketplace.

How have these funds performed during this period?
As Tim mentioned in his letter to shareholders, the funds performed exceptionally well, achieving excellent total returns and superior performance in comparison with their peers. The All-American Fund produced a total return of 10.09% on Class A shares, surpassing its Lipper peer group average of 8.12% by almost 200 basis points. Once again, this fund was one of the top performers in its category, ranking eighth among the 231 national municipal bond funds in the grouping. The Intermediate Fund also

"The funds performed exceptionally well, achieving excellent total returns and superior performance in comparison with their peers."


generated impressive results, with a total return of 9.04% on Class A shares compared with a peer group average of 6.62%--a 242 basis point difference. It was the top-performing fund in its category, boasting a number one ranking among 138 intermediate-term municipal bond funds. The Limited Term Fund also achieved an impressive 6.36% total return on Class A shares compared with the Lipper peer group average of 5.11%. It was ranked third by Lipper among 33 short-term municipal bond funds. All three funds were also rated well on a risk-adjusted basis, as evidenced by the Class A shares' four-star ratings by Morningstar.

What are your key strategies for the coming year?
To sustain such outstanding performance, we take a holistic approach to portfolio management--assessing all of the factors that determine a fund's performance and taking advantage of all of them to contribute to total return and dividend stability. One focus in the coming year will be to maintain good call protection, which helps sustain the dividend and reduce the volatility of the funds. The All-American Fund currently has about $50 million invested in non-callable bonds, which should help ensure the strength of the dividend if interest rates continue to decline. Non-callable bonds cannot be repaid early by their issuers, ensuring that if interest rates decline, the portfolio will continue to receive the same coupon rates on those bonds as it did when rates were higher.

Although the funds have historically held lower-rated (but still investment-grade quality) bonds to increase yield to shareholders, we have seen the yield differentials between AAA and BBB bonds narrow significantly over the past year. As long as credit spreads are tight, we will plan to take advantage of opportunities to purchase bonds with high credit quality at yields that are similar to bonds with lower ratings.

As part of our value investing approach, we will also continue to look for bonds that offer good long-term value with the potential for appreciating returns. At Nuveen, our Research Department provides the in-depth expertise and practical knowledge--backed by a century of experience--that make the difference in uncovering bonds that perform well throughout market cycles. Our thorough research helps us find investment-grade quality bonds that offer the best values--such as bonds from specific regions and sectors that have the best potential for performance and appreciation. Recently, research helped us uncover a number of bonds that were eventually pre-refunded by their issuers, which adds tremendous value to the portfolios. We plan to continue to search for bonds with advance refunding potential, as well as those with lower (but still investment-grade quality) credit ratings that we feel are undervalued by the market as a whole.

What is your outlook for the municipal market?
Looking at the year ahead, we believe the overall market will continue to strike a good balance between supply and demand. We expect supply to increase as new issuers continue to enter the market. A continued decline in yields could also cause new supply to come to market through refunding of current debt. On the demand side, volatility in the equity markets, plus the potential for a weakening of the economy, could spark increased interest in bonds of all types.

Overall, we expect the funds to continue to benefit from tight credit spreads, as we take advantage of opportunities to enhance the credit quality and structure of the portfolios.

Nuveen Flagship All-American
Municipal Bond Fund
Performance Overview
As of October 31, 1997


Morningstar Rating/1/
      ****


Fund Highlights
---------------------------------------------------------------------------
Share Class                             A          B           C          R
Inception Date                      10/88       2/97        6/93       2/97
 ...........................................................................
Net Asset Value (NAV)              $11.37     $11.38      $11.36     $11.38
 ...........................................................................
CUSIP                           67065Q889  67065Q871   67065Q863  67065Q855
---------------------------------------------------------------------------

---------------------------------------------------------------------------
Total Net Assets ($000)                                            $288,471
 ...........................................................................
Average Weighted Maturity (Years)                                     22.59
 ...........................................................................
Average Weighted Duration (Years)                                      7.57
---------------------------------------------------------------------------

Annualized Total Return/2/
---------------------------------------------------------------------------
Share Class             A(NAV)          A(Offer)        B       C         R
1-Year                  10.09%             5.46%    9.42%   9.50%    10.35%
 ...........................................................................
5-Year                   8.34%             7.41%    7.74%   7.73%     8.39%
 ...........................................................................
Since Inception          9.00%             8.48%    8.47%   8.39%     9.03%
---------------------------------------------------------------------------

Tax-Free Yields
---------------------------------------------------------------------------
Share Class             A(NAV)          A(Offer)        B       C         R
Dist Rate                5.28%             5.05%    4.53%   4.75%     5.48%
 ...........................................................................
SEC 30-Day Yld           4.75%             4.55%    4.01%   4.21%     4.95%
 ...........................................................................
Taxable Equiv Yld/3/     6.88%             6.59%    5.81%   6.10%     7.17%
---------------------------------------------------------------------------


/1/ Overall rating for Class A shares within the municipal bond category for the period ended October 31, 1997. Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to change every month. Ratings are calculated from a fund's three-, five- and 10-year average annual returns in excess of 90-day Treasury bill returns, with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. The fund earned five stars for the three-year period and four stars for the five-year period. In an investment category, 10% of funds receive five stars and 22.5% receive four stars. For the period ending October 31, 1997, 1,448 municipal bond funds were rated for the three-year period, 676 for the five-year period, and 329 for the 10-year period.

/2/ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum up-front sales charge. Class B shares have a contingent deferred sales charge (CDSC) that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class B Shares convert automatically to Class A Shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

/3/ Based on SEC yield and a federal income tax rate of 31%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

/4/ The fund paid shareholders a capital gains distribution in December of $0.0591 per share.

Credit Quality
[PIE CHART APPEARS HERE]

AAA/Pre-Refunded                        20%
BBB/NR                                  52%
A                                       23%
AA                                       5%
-----------------------------------------------

Diversification
[PIE CHART APPEARS HERE]

Multi-Family Housing                     5%
Education/ Civic Organizations          12%
Health Care                             16%
Industrial Revenue                       4%
Long-Term Care                           9%
Tax Obligation (Limited)                10%
Transportation                          16%
U.S. Guaranteed                          4%
Utilities                               12%
Water & Sewer                            4%
Other                                    8%

-----------------------------------------------

Dividend History (A Shares)/4/
[BAR CHART APPEARS HERE]

November 1996            0.0491
December 1996            0.05073
January 1997             0.05087
February 1997            0.0499
March 1997               0.0499
April 1997               0.0499
May 1997                 0.0499
June 1997                0.05
July 1997                0.05
August 1997              0.05
September 1997           0.05
October 1997             0.05

Nuveen Flagship Intermediate
Municipal Bond Fund
Performance Overview
As of October 31, 1997


Morningstar Rating/1/
      ****

Fund Highlights
----------------------------------------------------------------------
Share Class                          A               C               R
Inception Date                    9/92           12/95            2/97
 ......................................................................
Net Asset Value (NAV)           $10.91          $10.91          $10.89
 ......................................................................
CUSIP                        67065Q814       67065Q798       67065Q780
----------------------------------------------------------------------

----------------------------------------------------------------------
Total Net Assets ($000)                                        $43,757
 ......................................................................
Average Weighted Maturity (Years)                                 9.20
 ......................................................................
Average Weighted Duration (Years)                                 7.08
----------------------------------------------------------------------

Annualized Total Return/2/
----------------------------------------------------------------------
Share Class             A(NAV)       A(Offer)         C              R
1-Year                   9.04%          5.77%     8.44%          9.00%
 ......................................................................
5-Year                   7.89%          7.23%     7.30%          7.88%
 ......................................................................
Since Inception          7.54%          6.90%     6.94%          7.53%
----------------------------------------------------------------------

Tax-Free Yields
----------------------------------------------------------------------
Share Class             A(NAV)       A(Offer)         C              R
Dist Rate                4.73%          4.59%     4.18%          4.90%
 ......................................................................
SEC 30-Day Yld           4.27%          4.14%     3.72%          4.47%
 ......................................................................
Taxable Equiv Yld/3/     6.19%          6.00%     5.39%          6.48%
----------------------------------------------------------------------

/1/ Overall rating for Class A shares within the municipal bond category for the period ended October 31, 1997. Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to change every month. Ratings are calculated from a fund's three-, five- and 10-year average annual returns in excess of 90-day Treasury bill returns, with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. The fund earned four stars for each of the three- and five-year periods ended October 31, 1997. In an investment category, 10% of funds receive five stars and 22.5% receive four stars.
     For the period ending October 31, 1997, 1,448 municipal bond funds were rated for the three-year period, 676 for the five-year period, and 329 for the 10-year period.

/2/ Class A share returns are actual. Class C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 3.0% maximum up-front sales charge. Class C shares have a 1% contingent deferred sales charge for redemptions within one year which is not reflected in the one-year total return.

/3/ Based on SEC yield and a federal income tax rate of 31%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

Credit Quality
[PIE CHART APPEARS HERE]


AAA                                     36%
BBB/NR                                  34%
A                                       18%
AA                                      12%

---------------------------------------------


Diversification
[PIE CHART APPEARS HERE]

Education/Civic Organizations            5%
Health Care                             26%
Industrial Revenue                       4%
Long-Term Care                           4%
Tax Obligation(G.O.)                     8%
Tax Obligation (Limited)                17%
Transportation                          13%
Utilities                               10%
Water & Sewer                            9%
Other                                    4%
---------------------------------------------

Dividend History (A Shares)
[BAR CHART APPEARS HERE]

November 1996            0.04213
December 1996            0.04354
January 1997             0.04365
February 1997            0.0428
March 1997               0.0428
April 1997               0.0428
May 1997                 0.0428
June 1997                0.043
July 1997                0.043
August 1997              0.043
September 1997           0.043
October 1997             0.043

Nuveen Flagship Limited Term Municipal Bond Fund Performance Overview

As of October 31, 1997


Morningstar Rating/1/

[4 STARS]


Fund Highlights
-----------------------------------------------------------
Share Class                     A            C            R

Inception Date              10/87        12/95         2/97
 ...........................................................
Net Asset Value (NAV)      $10.85       $10.84       $10.83
 ...........................................................
CUSIP                   67065Q848    67065Q830    67065Q822
-----------------------------------------------------------

-----------------------------------------------------------
Total Net Assets ($000)                            $461,508
 ...........................................................
Average Weighted Maturity (Years)                      5.79
 ...........................................................
Average Weighted Duration (Years)                      4.77
-----------------------------------------------------------

Annualized Total Return/2/
-----------------------------------------------------------
Share Class           A(NAV)    A(Offer)         C        R

1-Year                 6.36%       3.70%     6.03%    6.32%
 ...........................................................
5-Year                 5.72%       5.19%     5.38%    5.71%
 ...........................................................
10-Year                6.78%       6.51%     6.45%    6.78%
-----------------------------------------------------------

Tax-Free Yields
-----------------------------------------------------------
Share Class           A(NAV)    A(Offer)         C        R

Dist Rate              4.70%       4.58%     4.37%    4.88%
 ...........................................................
SEC 30-Day Yld         3.95%       3.85%     3.61%    4.16%
 ...........................................................
Taxable Equiv Yld/3/   5.72%       5.58%     5.23%    6.03%
-----------------------------------------------------------


1 Overall rating for Class A shares within the municipal bond category for the period ended October 31, 1997. Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to change every month. Ratings are calculated from a fund's three-, five- and 10-year average annual returns in excess of 90-day Treasury bill returns, with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. The fund earned three stars for the three-year period, and four stars for each of the five- and 10-year periods ended October 31, 1997. In an investment category, 10% of funds receive five stars, 22.5% receive four stars, and 35% receive three stars. For the period ending October 31, 1997, 1,448 municipal bond funds were rated for the three-year period, 676 for the five-year period, and 329 for the 10-year period.

2 Class A share returns are actual. Class C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 2.50% maximum up-front sales charge. Class C shares have a 1% contingent deferred sales charge for redemptions within one year which is not reflected in the one-year total return.

3 Based on SEC yield and a federal income tax rate of 31%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

Credit Quality

                           [PIE CHART APPEARS HERE]

                            AAA/Pre-Refunded    40%
                            BBB/NR              32%
                            A                   22%
                            AA                   6%
--------------------------------------------------------------------------------

Diversification

                           [PIE CHART APPEARS HERE]

                     Forest/Paper Products            18%
                     Education/Civic Organizations    15%
                     Utilities                        12%
                     Tax Obligation (Limited)         11%
                     Transportation                   10%
                     Tax Obligation (G.O.)             9%
                     Multi-Family Housing              6%
                     Industrial (Other)                4%
                     Long-Term Care                    4%
                     U.S. Guaranteed                   4%
                     Water & Sewer                     4%
                     Other                             3%

--------------------------------------------------------------------------------

Dividend History (A Shares)

                           [BAR CHART APPEARS HERE]

                        November 1996           0.04082
                        December 1996           0.04218
                        January 1997            0.0423
                        February 1997           0.0415
                        March 1997              0.0415
                        April 1997              0.0415
                        May 1997                0.0415
                        June 1997               0.0425
                        July 1997               0.0425
                        August 1997             0.0425
                        September 1997          0.0425
                        October 1997            0.0425

                             [PHOTO APPEARS HERE]


                  Financial Section


                  Contents

                  14   Portfolio of Investments
                  46   Statement of Net Assets
                  47   Statement of Operations
                  48   Statement of Changes in Net Assets
                  51   Notes to Financial Statements
                  60   Financial Highlights

Portfolio of Investments (Unaudited)
Nuveen Flagship All-American

      Principal                                                                Optional Call                        Market
         Amount    Description                                                   Provisions*    Ratings**            Value
--------------------------------------------------------------------------------------------------------------------------
                   California -- 10.9%

   $  5,000,000    California Health Facilities Financing Authority,             7/07 at 102          AAA     $  5,078,700
                     Pomona Valley Hospital, Series A, 5.625%, 7/01/19

      2,000,000    California Pollution Control Financing Authority,            No Opt. Call            A        2,157,680
                     Pollution Control Revenue, San Diego Gas &
                     Electric, Series A, 5.900%, 6/01/14

      5,000,000    California Statewide Communities Development Authority,      10/07 at 102         Baa3        5,004,000
                     Lease Revenue, Special Facilities, United Airlines,
                     Series A, 5.700%, 10/01/33

      8,000,000    Contra Costa California Home Mortgage Finance Authority,     No Opt. Call          AAA        2,767,120
                     Home Mortgage Revenue, 0.00%, 9/01/17

      2,000,000    Foothill/Eastern Transportation Corridor Agency,             No Opt. Call          Baa        1,404,840
                     California Tollway Road Revenue, Senior Lien, Series A,
                     0.000%, 1/01/05

      7,000,000    Long Beach Aquarium of the Pacific, Series A,                 7/05 at 102          BBB        7,186,690
                     6.125%, 7/01/23

      4,000,000    Los Angeles California Regional Apartments Improvement        5/06 at 102         BBB-        4,313,520
                     Corporation, Lease Revenue, Facilities Sublease,
                     International Airport, 6.350%, 11/01/02

                   Sacramento, California, Cogeneration Authority,
                   Cogeneration Project Revenue, Procter & Gamble Project:
        500,000      6.200%, 7/1/06                                              7/05 at 102         BBB-          544,675
      1,000,000      6.500%, 7/01/21                                             7/05 at 102         BBB-        1,078,000

      2,000,000    Taft, California, Public Financing Authority, Lease           1/07 at 101         BBB+        2,075,480
                     Revenue, Community Correctional Facility Project,
                     Series A, 6.050%, 1/01/17
--------------------------------------------------------------------------------------------------------------------------
                   Colorado -- 6.0%

      6,000,000    Arapahoe County, Colorado, Capital Improvement Tollroad      No Opt. Call          Baa        4,222,740
                     Fund, Highway Revenue, Series C, 0.000%, 8/31/05

      2,000,000    Arapahoe County, Colorado, Capital Improvement Tollroad       8/05 at 103       Baa***        2,364,840
                     Fund, Highway Revenue, 470 Project Series B,
                     6.950%, 8/31/20 (Pre-refunded to 8/31/05)

     11,800,000    Colorado Health Facilities Authority, Retirement             No Opt. Call          Aaa        3,133,254
                     Facilities Revenue, Liberty Heights, Series A,
                     0.000%, 7/15/22

      5,000,000    Denver, Colorado, City & County Airport, Series E,           11/07 at 101          AAA        4,930,050
                     5.250%, 11/15/23

      Principal                                                                Optional Call                        Market
         Amount    Description                                                   Provisions*    Ratings**            Value
--------------------------------------------------------------------------------------------------------------------------
                   Colorado -- continued

   $  2,500,000    Hyland Hills Metropolitan Park & Recreation District,        12/06 at 101          N/R     $  2,689,500
                     Colorado Special Revenue, Refunding &
                     Improvement, Series A, 6.750%, 12/15/15
--------------------------------------------------------------------------------------------------------------------------
                   Connecticut -- 0.8%

      2,000,000    Connecticut State Health & Educational Facilities            11/04 at 102          AAA        2,288,240
                     Authority, Nursing Home Program, Ahf/Hartford,
                     7.125%, 11/01/14
--------------------------------------------------------------------------------------------------------------------------
                   Delaware -- 0.6%

      1,750,000    Delaware State Economic Development Authority,                5/07 at 102          BBB        1,802,553
                     Revenue Refunding, 1st Mortgage, Peninsula Utd,
                     Series A, 6.300%, 5/01/22
--------------------------------------------------------------------------------------------------------------------------
                   District of Columbia -- 0.5%

      1,480,000    District of Columbia, Georgetown University, Series B,        4/99 at 102           A+        1,560,955
                     7.150%, 4/01/21
--------------------------------------------------------------------------------------------------------------------------
                   Florida -- 2.7%

      1,000,000    Lady Lake Florida Industrial Development, Sunbelt             7/00 at 102       N/R***        1,154,850
                     Utilities Inc. Project 9.625%, 7/01/15
                     (Pre-refunded to 7/01/00)

      1,965,000    Nassau County, Florida, Inter Care Facilities, Amelia         1/03 at 103          N/R        2,288,243
                     Island Properties Project, A, 9.750%, 1/01/23

      1,750,000    Polk County, Florida, Industrial Development Authority,      12/06 at 102           A1        1,803,305
                     Solid Waste Disposal Facility Revenue, Tampa Electric
                     Company Project, 5.850%, 12/01/30

      1,965,000    Sanford, Florida Airport Authority, Industrial                5/06 at 102          N/R        2,054,899
                     Development Revenue, Central Florida Terminals Inc.
                     Project, Series A, 7.500%, 5/01/10

        645,000    Sanford, Florida Airport Authority, Industrial Development    5/07 at 102          N/R          655,926
                     Revenue, Central Florida Terminals Inc. Project,
                     Series C, 7.500%, 5/01/21
--------------------------------------------------------------------------------------------------------------------------
                   Georgia -- 1.1%

      2,000,000    Georgia Municipal Electric Authority, Power Revenue          No Opt. Call            A        2,085,280
                     Refunding, Series C, 5.700%, 1/01/19

      1,000,000    Municipal Electric Authority, Georgia Special Obligation,    No Opt. Call           A+        1,139,320
                     Fifth Crossover Series, Project One, 6.500%, 1/01/17

                   Portfolio of Investments (Unaudited)

      Principal                                                                Optional Call                        Market
         Amount    Description                                                   Provisions*    Ratings**            Value
--------------------------------------------------------------------------------------------------------------------------
                   Illinois -- 9.0%

$  1,750,000       Chicago Illinois Gas Supply Revenue, Peoples Gas Light        5/00 at 102          AA-     $  1,926,523
                     & Coke Company, Series A, 8.100%, 5/01/20

   1,000,000       Chicago Illinois Gas Supply Revenue Refunding,                6/05 at 102          AA-        1,057,150
                     Peoples Gas & Light, Series A, 6.100%, 6/01/25

   2,000,000       Illinois Development Finance Authority, Presbyterian          9/06 at 102          AA-        2,151,100
                     Home Lake, Series B, 6.300%, 9/01/22

   4,000,000       Illinois Educational Facilities Authority, Columbia          12/04 at 100          BBB        4,272,920
                     College Revenue Refunding, 6.875%, 12/01/17

   3,750,000       Illinois Educational Facilities Authority, Loyola             7/01 at 102        A+***        4,178,513
                     University Chicago Revenue Refunding, Series A,
                     7.125%, 7/01/21 (Pre-refunded to 7/01/01)

   2,000,000       Illinois Health Facilities Authority, Revenue Refunding,      8/06 at 102          N/R        2,121,080
                     Fairview Obligation Group, Series A, 7.125%, 8/15/17

   6,000,000       Illinois Health Facilities Authority, Revenue Refunding,      2/07 at 102           A-        6,019,200
                     Sarah Bush Lincoln Health Center, Series B,
                     5.750%, 2/15/22

   4,000,000       Illinois Health Facilities Authority, Victory Health          8/07 at 101           A-        4,025,160
                     Services, Series A, 5.750%, 8/15/27 (WI)

     145,000       Illinois Health Facilities Authority, Westlake                1/99 at 102         BBB+          151,577
                     Community Hospital, 7.875%, 1/01/13
--------------------------------------------------------------------------------------------------------------------------
                   Indiana -- 6.5%

   1,000,000       Fishers Indiana Economic Development, First Mortgage,         9/98 at 102          N/R        1,040,940
                     United Student Fund Inc., 8.375%, 9/01/14

   1,750,000       Indiana Health Facility Financing Authority, Hospital         8/00 at 102       N/R***        1,967,770
                     Revenue, Hancock Memorial Hospital Project,
                     8.300%, 8/15/20 (Pre-refunded to 8/15/00)

   4,000,000       Indiana University, Student Fee, Series K, Revenue           No Opt. Call          AAA        1,956,280
                     Refunding, 0.000%, 8/01/11

   2,000,000       Indianapolis, Indiana, Airport Authority, Special             7/04 at 102          BBB        2,246,040
                     Facilities, Federal Express Corporation Project,
                     7.100%, 1/15/17

   4,000,000       Indianapolis, Indiana, Airport Authority, Special            11/05 at 102         Baa2        4,266,840
                     Facility, United Airlines Project, Series A,
                     6.500%, 11/15/31

   5,450,000       Indianapolis, Indiana, Economic Development, Senior,          7/06 at 102            A        5,666,202
                     Willowbrook Apartments Project, Series A,
                     6.500%, 7/01/26

      Principal                                                                Optional Call                        Market
         Amount    Description                                                   Provisions*    Ratings**            Value
--------------------------------------------------------------------------------------------------------------------------
                   Indiana -- continued

   $    500,000    Monroe County, Indiana, Hospital Authority, Hospital          5/02 at 101          AAA     $    553,945
                     Revenue, Bloomington Hospital Project,
                     6.700%, 5/01/12

      1,000,000    Rockport, Indiana, Pollution Control Revenue Refunding,       3/01 at 102         Baa2        1,092,390
                     Indiana & Michigan Power, Series B, 7.600%, 3/01/16
--------------------------------------------------------------------------------------------------------------------------
                   Kentucky -- 7.9%

      5,000,000    Ashland, Kentucky, Sewer & Solid Waste, Ashland Inc.          2/05 at 102         Baa1        5,608,050
                     Project, 7.125%, 2/01/22

      5,000,000    Henderson County, Kentucky, Solid Waste Disposal              3/05 at 102         Baa2        5,525,450
                     Revenue, Macmillan Bloedel Project, 7.000%, 3/01/25

      4,500,000    Jefferson County, Kentucky, Capital Projects Corporation     No Opt. Call           A+        2,085,075
                     Revenue, Municipal Refunding Lease, Series A,
                     0.000%, 8/15/12

      5,000,000    Louisville & Jefferson County, Kentucky, Metropolitan        11/04 at 102          AAA        5,783,100
                     Sewer District, Sewer & Drain System Revenue
                     Refunding, Series A, 6.750%, 5/15/25

      3,500,000    Pendleton County, Kentucky, Lease Revenue, Kentucky           3/03 at 102            A        3,699,920
                     Association Counties Leasing Tollroad Program,
                     Series A, 6.500%, 3/01/19
--------------------------------------------------------------------------------------------------------------------------
                   Louisiana -- 1.9%

      3,250,000    Louisiana Public Facilities Authority, Revenue Refunding,     9/07 at 102          AAA        3,187,340
                     Xavier, University of Louisiana Project, 5.250%, 9/01/27

      2,000,000    New Orleans, Louisiana, Audubon Park Commission,              4/02 at 102          N/R        2,207,620
                     Aquarium Revenue, Series A, 8.000%, 4/01/12
--------------------------------------------------------------------------------------------------------------------------
                   Maryland -- 0.8%

      2,000,000    Maryland State Energy Financing Administration,              12/06 at 102           A-        2,185,840
                     Solid Waste Disposal Revenue, Limited Obligation,
                     Wheelabrator Water Projects, 6.450%, 12/01/16
--------------------------------------------------------------------------------------------------------------------------
                   Massachusetts -- 3.9%

      1,000,000    Massachusetts Bay Transportation Authority,                   3/07 at 101          AA-          950,800
                     Massachusetts, General Transportation System,
                     Series C, 5.000%, 3/01/24

      3,000,000    Massachusetts State Housing Finance Agency,                   4/03 at 102           A+        3,168,660
                     Housing Projects, Refunding, Series A,
                     6.300%, 10/01/13

                   Portfolio of Investments (Unaudited)
                   Nuveen Flagship All-American - continued

      Principal                                                                Optional Call                        Market
         Amount    Description                                                   Provisions*    Ratings**            Value
--------------------------------------------------------------------------------------------------------------------------
                   Massachusetts -- continued

   $  4,900,000    Massachusetts State Health & Educational Facilities          12/05 at 102           A1     $  5,224,233
                     Authority, Dana Farber Cancer Project, Series G-1,
                     6.250%, 12/01/22

      2,000,000    Massachusetts State Port Authority, Series B,                 7/07 at 101          AA-        1,960,600
                     5.375%, 7/01/27
--------------------------------------------------------------------------------------------------------------------------
                   Michigan -- 2.0%

      3,315,000    Detroit/Wayne County Michigan Stadium Authority,              2/07 at 102          AAA        3,270,811
                     5.250%, 2/01/27

      2,000,000    Pontiac Michigan Hospital Finance Authority,                  8/03 at 102         BBB-        2,010,960
                     Hospital Revenue Refunding, Nomc Obligation Group,
                     6.000%, 8/01/13

        420,000    Western Townships Michigan Utilities Authority,               1/99 at 102         BBB+          446,397
                     Sewer Disposal System, 8.200%, 1/01/18
--------------------------------------------------------------------------------------------------------------------------
                   Mississippi -- 0.7%

      2,000,000    Claiborne County, Mississippi, Pollution Control              5/00 at 102         BBB-        2,118,340
                     Revenue Refunding, System Energy Resources Inc.,
                     7.300%, 5/01/25
--------------------------------------------------------------------------------------------------------------------------
                   New Hampshire -- 0.5%

        700,000    New Hampshire Higher Educational & Health Facilities          7/99 at 100            A          702,471
                     Authority, Revenue Refunding Hospital, Catholic
                     Medical Center, 6.000%, 7/01/17

        600,000    New Hampshire Higher Educational & Health Facilities          1/01 at 102            A          646,662
                     Authority, St. Joseph Hospital, 7.500%, 1/01/16
--------------------------------------------------------------------------------------------------------------------------
                   New Jersey -- 1.6%

        425,000    Essex County, New Jersey, Improvement Authority,              4/04 at 102         BBB+          456,684
                     Lease Newark, 6.600%, 4/01/14

      2,400,000    New Jersey Economic Development Authority,                    6/02 at 102          N/R        2,634,672
                     Electric Energy Facility Revenue, Vineland
                     Cogeneration L.P. Project, 7.875%, 6/01/19

      1,375,000    New Jersey Economic Development Authority,                    5/05 at 102          AAA        1,465,406
                     Educational Testing Service, Series B, 6.125%, 5/15/15
--------------------------------------------------------------------------------------------------------------------------
                   New York -- 12.4%

      1,900,000    New York City, Series B, Fiscal 92, 7.500%, 2/01/09       2/02 at 101 1/2         BBB+        2,136,170

        685,000    New York, New York, Series D, 7.500%, 2/01/17             2/02 at 101 1/2          Aaa          780,838
                     (Pre-refunded to 2/01/02)


      Principal                                                                Optional Call                        Market
         Amount    Description                                                   Provisions*    Ratings**            Value
--------------------------------------------------------------------------------------------------------------------------

                   New York -- continued

   $    750,000    New York, New York, Series D, 7.500%, 2/01/18             2/02 at 101 1/2          Aaa     $    854,933
                     (Pre-refunded to 2/01/02)

      3,000,000    New York, New York, Series I, 6.250%, 4/15/27                 4/07 at 101         BBB+        3,182,040

      1,750,000    New York City Housing Development Corporation,                6/01 at 102          AAA        1,867,373
                     Multi-Unit Mortgage Refunding, Series A,
                     7.350%, 6/01/19

      1,480,000    New York State Dormitory Authority, City University          No Opt. Call         Baa1        1,551,469
                     System, 2nd General, Series A, 5.750%, 7/01/18

      2,500,000    New York State Dormitory Authority, Department                7/05 at 102         BBB+        2,788,400
                     of Health, Roswell Park Cancer, 6.625%, 7/01/24

      3,000,000    New York State Housing Finance Agency, Service                9/05 at 102         BBB+        3,257,040
                     Contract Obligation Revenue, Series A, 6.375%, 9/15/15

      1,590,000    New York State Mortgage Agency, Homeowner                     4/01 at 102          Aa2        1,689,009
                     Mortgage, Series Uu, 7.750%, 10/01/23

      5,500,000    New York State Urban Development Corporation,                No Opt. Call         BBB+        5,712,740
                     Revenue Refunding, State Facilities, 5.700%, 4/01/20

      1,500,000    New York State Urban Development Corporation,                No Opt. Call         BBB+        1,531,665
                     Revenue Refunding, Project Center For Industrial
                     Innovation, 5.500%, 1/01/13

      2,125,000    New York State Urban Development Corporation,                No Opt. Call         BBB+        2,154,134
                     Revenue Refunding, University Facility Grant,
                     5.500%, 1/01/19

      7,500,000    Port Authority New York & New Jersey, Special Obligation     10/06 at 102          N/R        8,179,050
                     Revenue, 5th Installment, Special Project,
                     6.750%, 10/01/19
--------------------------------------------------------------------------------------------------------------------------
                   North Carolina -- 1.0%

      1,400,000    Martin County, North Carolina, Industrial Facilities         11/05 at 102            A        1,452,206
                     & Pollution Control Financing Authority, Solid Waste,
                     Weyerhaeuser Company Project, 6.000%, 11/01/25

      1,299,276    Woodfin Treatment Facility Inc., North Carolina,             12/03 at 102          N/R        1,350,688
                     Certificates of Participation, 6.750%, 12/01/13
--------------------------------------------------------------------------------------------------------------------------
                   North Dakota -- 0.2%

        515,000    North Dakota State Housing Finance Agency,                    7/99 at 103          Aa2          537,938
                     Single Family Mortgage Revenue, Series B,
                     8.000%, 7/01/13

Portolio of Investments (Unaudited)
Nuveen Flagship All-American -- continued

      Principal                                                                Optional Call                        Market
         Amount    Description                                                   Provisions*    Ratings**            Value
--------------------------------------------------------------------------------------------------------------------------

                   Ohio -- 8.7%

   $  1,400,000    Cleveland, Ohio, Public Power System Improvement,            11/01 at 102          AAA     $  1,555,708
                     1st Mortgage, Series A, 7.000%, 11/15/17

      1,350,000    Columbiana County, Ohio, County Jail Facility,               12/04 at 102           AA        1,507,019
                     6.700%, 12/01/24

      1,000,000    Cuyahoga County, Ohio, Health Care Facilities,                6/00 at 100          N/R        1,083,520
                     Altenheim Project, 9.280%, 6/01/15

      3,000,000    Cuyahoga County, Ohio, Hospital, Meridia Health               8/05 at 102           A1        3,182,250
                     System, 6.250%, 8/15/24

      1,000,000    Cuyahoga County, Ohio, Hospital, Health Cleveland,            2/03 at 102           A1        1,070,250
                     Fairview General Hospital & Lutheran Medical Center,
                     6.300%, 8/15/15

      2,350,000    Garfield Heights, Ohio, Hospital, Revenue Refunding &        11/02 at 102            A        2,545,074
                     Improvement, Marymont Hospital Project, Series A,
                     6.700%, 11/15/15

      1,500,000    Lucas County, Ohio, Hospital, Flower Memorial Hospital,      12/01 at 102      BBB+***        1,741,650
                     Series A, 8.125%, 12/01/11 (Pre-refunded to 12/01/01)

      3,500,000    Miami County, Ohio, Hospital Facilities, Revenue              5/06 at 102          BBB        3,676,645
                     Refunding & Improvement, Upper Valley Medical
                     Center, Series A, 6.375%, 5/15/26

      2,750,000    Ohio State Air Quality Development Authority, Revenue         9/05 at 102           A+        2,893,000
                     Refunding, Dayton Power & Light Company Project,
                     6.100%, 9/01/30

      1,750,000    Ohio State Higher Educational Facility Commission,           12/03 at 102          AAA        1,959,353
                     University Dayton Project, 6.600%, 12/01/17

      3,500,000    Shelby County, Ohio, Hospital Facilities Revenue              9/02 at 102          BBB        3,868,515
                     Refunding & Improvement, Memorial Hospital
                     Association, 7.700%, 9/01/18
--------------------------------------------------------------------------------------------------------------------------
                   Oklahoma -- 1.0%

      2,750,000    Tulsa, Oklahoma, Municipal Airport Tollroad, Revenue          6/05 at 102         Baa2        2,922,948
                     Refunding, American Airlines Project, 6.250%, 6/01/20
--------------------------------------------------------------------------------------------------------------------------
                   Pennsylvania -- 4.7%

      2,500,000    Allegheny County, Pennsylvania, Higher Education              2/06 at 102         Baa2        2,612,750
                     Building Authority, Robert Morris College, Series A,
                     6.400%, 2/15/14

      1,500,000    Clarion County, Pennsylvania, Hospital Authority,             7/99 at 102          N/R        1,625,445
                     Hospital Revenue Refunding, Clarion Hospital Project,
                     8.100%, 7/01/12


      Principal                                                                Optional Call                        Market
         Amount    Description                                                   Provisions*     Ratings**           Value
--------------------------------------------------------------------------------------------------------------------------

                   Pennsylvania -- continued

   $  1,000,000    Delaware County, Pennsylvania, Industrial Development         4/01 at 102           AAA    $  1,101,540
                     Authority, Pollution Control Revenue, Philadelphia
                     Electric Company Project, 7.375%, 4/01/21

        500,000    Falls Township, Pennsylvania, Hospital Authority,             8/02 at 102           AAA         545,010
                     Hospital Revenue Refunding, Delaware Valley
                     Medical Center Project, 7.000%, 8/01/22

      1,000,000    Latrobe, Pennsylvania, Industrial Development Authority,      5/04 at 102          Baa1       1,081,600
                     College Revenue, Saint Vincent College Project,
                     6.750%, 5/01/24

      1,700,000    Philadelphia, Pennsylvania, Gas Works, Fourteenth             7/03 at 102          Baa1       1,801,677
                     Series A, Revenue Refunding, 6.375%, 7/01/26

      4,500,000    Philadelphia, Pennsylvania, Hospitals & Higher Education     11/03 at 102            A-       4,862,925
                     Facilities Authority, Hospital Revenue Refunding,
                     Temple University Hospital, Series A, 6.625%, 11/15/23
--------------------------------------------------------------------------------------------------------------------------
                   Rhode Island -- 0.6%

      1,600,000    Rhode Island Housing & Mortgage Finance Corporation,         10/00 at 102           AA+       1,691,280
                     Homeownership Opportunity, Series 3A,
                     7.850%, 10/01/16
--------------------------------------------------------------------------------------------------------------------------
                   South Carolina -- 2.7%

      1,975,000    Berkeley County, South Carolina, School District,             2/04 at 102           AAA       2,126,917
                     Certificates of Participation, Berkeley School Facilities
                     Group, Inc., 6.300%, 2/01/16

      1,770,000    Georgetown County, South Carolina, Water & Sewer              6/05 at 102           N/R       1,786,196
                     District Revenue Refunding & Improvement,
                     6.500%, 6/01/25

      1,000,000    South Carolina State Housing Finance & Development            6/05 at 102          BBB+       1,059,330
                     Authority, Multifamily Revenue, Hunting Ridge
                     Apartments, 6.750%, 6/01/25

      1,000,000    South Carolina State Housing Finance & Development           11/05 at 102           AA-       1,026,030
                     Authority, Multifamily Revenue Refunding, Runaway
                     Bay Apartments Project, 6.125%, 12/01/15

      1,750,000    York County, South Carolina, Water & Sewer,                  12/03 at 102           N/R       1,764,070
                     6.500%, 12/01/25

Portfolio of Investments (Unaudited)
Nuveen Flagship All-American -- continued

      Principal                                                                Optional Call                        Market
         Amount    Description                                                   Provisions*     Ratings**           Value
--------------------------------------------------------------------------------------------------------------------------

                   Tennessee -- 2.0%

   $  1,070,000    Shelby County, Tennessee, Health Educational & Housing        8/07 at 105           N/R    $  1,308,192
                     Facilities Board, Open Arms Development Centers,
                     Series A, 9.750%, 8/01/19

      1,085,000    Shelby County, Tennessee, Health Educational & Housing        8/07 at 105           N/R       1,326,531
                     Facilities Board, Open Arms Development Centers,
                     Series C, 9.750%, 8/01/19

      1,380,000    South Fulton, Tennessee, Industrial Development Board,       10/05 at 102            A3       1,471,162
                     Industrial Development Revenue, Tyson Foods Inc.
                     Project, 6.350%, 10/01/15

      1,500,000    Wilson County, Tennessee, Certificates of Participation,      6/04 at 102             A       1,590,375
                     Educational Facilities, 6.250%, 6/30/15
--------------------------------------------------------------------------------------------------------------------------
                   Texas -- 5.2%

      7,000,000    Alliance Airport Authority, Texas, Special Facilities         4/06 at 102           BBB       7,457,520
                     Revenue, Federal Express Corporation Project,
                     6.375%, 4/01/21

      2,000,000    Dallas/Fort Worth, Texas, International Airport Facility,    11/02 at 102          Baa2       2,226,280
                     Improvement Corporation Revenue, American Airlines,
                     Inc., 7.250%, 11/01/30

      2,000,000    North Central, Texas, Health Facility Development             2/06 at 102           BBB       2,100,600
                     Corporation, Revenue Refunding, CC Young Memorial
                     Home Project, 6.375%, 2/15/20

      2,895,000    Port of Bay City Authority, Texas, Matagorda County,          5/06 at 102            A+       3,148,688
                     Hoechst-Celanese Corporation Project, 6.500%, 5/01/26
--------------------------------------------------------------------------------------------------------------------------
                   Utah -- 0.8%

      2,000,000    Carbon County, Utah, Solid Waste Disposal, Revenue            2/05 at 102          BBB+       2,294,780
                     Refunding, Laidlaw Inc. Project, Series A,
                     7.500%, 2/01/10
--------------------------------------------------------------------------------------------------------------------------
                   Virginia -- 1.2%

      2,000,000    Hanover County, Virginia, Industrial Development             No Opt. Call           AAA       2,292,400
                     Authority, Hospital Revenue, Memorial Regional
                     Medical Center Project, 6.375%, 8/15/18

      1,250,000    Southeastern Public Service Authority, Virginia, Senior,      7/03 at 102            A-       1,285,412
                     Regional Solid Waste System, 6.000%, 7/01/13


      Principal                                                                Optional Call                        Market
         Amount    Description                                                   Provisions*    Ratings**            Value
--------------------------------------------------------------------------------------------------------------------------

                   West Virginia -- 0.2%

   $    500,000    Mason County, West Virginia, Pollution Control,               1/00 at 102         Baa1     $    531,110
                     Appalachian Power Company, Series G,
                     7.400%, 1/01/14
--------------------------------------------------------------------------------------------------------------------------
                   Wisconsin -- 0.3%

        840,000    Fall Creek, Wisconsin, Municipal Nursing Home Mortgage,       7/99 at 100          N/R          885,570
                     9.875%, 7/01/19
--------------------------------------------------------------------------------------------------------------------------
   $287,744,276    Total Investments -- (cost $261,089,803) -- 98.4%                                           283,852,396
===============-----------------------------------------------------------------------------------------------------------
                   Other Assets Less Liabilities -- 1.6%                                                         4,618,254
                   -------------------------------------------------------------------------------------------------------
                   Net Assets -- 100%                                                                         $288,470,650
                   =======================================================================================================

* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**     Ratings: Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities, which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

N/R -- Investment is not rated.

(WI) Security purchased on a when-issued basis (see note 1 of the Notes to Financial Statements).

23                               See accompanying notes to financial statements.


                    Portfolio of Investments (Unaudited)
                    Nuveen Flagship Intermediate

     Principal                                                                    Optional Call                        Market
        Amount      Description                                                     Provisions*     Ratings**           Value
-------------------------------------------------------------------------------------------------------------------------------
                    Arizona -- 1.2%

    $  525,000      Pima County, Arizona, Industrial Development Authority,         5/07 at 102           AAA      $  541,548
                      Single Family Mortgage, Revenue Refunding, Series B,
                      5.850%, 5/01/09
-------------------------------------------------------------------------------------------------------------------------------
                    California -- 2.5%

     1,000,000      Sacramento, California, Cogeneration Authority,                 7/05 at 102          BBB-       1,089,350
                      Cogeneration Project Revenue, Procter & Gamble Project,
                      6.200%, 7/01/06
-------------------------------------------------------------------------------------------------------------------------------
                    Colorado -- 9.6%

     2,300,000      Arapahoe County, Colorado, Capital Improvement             8/05 at 95 30/32           Aaa       1,540,839
                      Tollroad Fund, Highway Revenue, 470 Series C,
                      0.000%, 8/31/06 (Pre-refunded to 8/31/05)

       500,000      Colorado Health Facilities Authority, Covenant                 12/05 at 102            A-         541,070
                      Retirement Communities Project, 6.200%, 12/01/07

     1,000,000      Denver, Colorado, City & County Airport,                       11/05 at 102           AAA       1,049,170
                      Series B, 5.400%, 11/15/06

     1,000,000      Eagle County, Colorado, Air Term Corporation,                  No Opt. Call           N/R       1,057,690
                      Airport Terminal Project, 6.750%, 5/01/06
-------------------------------------------------------------------------------------------------------------------------------
                    Connecticut -- 0.8%

       335,000      Eastern Connecticut Resource Recovery Authority, Solid          1/03 at 102            A-         341,469
                      Waste Revenue, Wheelabrator Lisbon Project, Series A,
                      5.150%, 1/01/05
-------------------------------------------------------------------------------------------------------------------------------
                    Delaware -- 1.2%

       500,000      Delaware State Economic Development Authority,                  5/07 at 102           BBB         528,815
                      Revenue Refunding, 1st Mortgage, Peninsula Ltd.,
                      Series A, 6.100%, 5/01/10
-------------------------------------------------------------------------------------------------------------------------------
                    District of Columbia -- 0.5%

       205,000      District of Columbia, American University,                     10/06 at 101           AAA         213,060
                      5.375%, 10/01/08
-------------------------------------------------------------------------------------------------------------------------------
                    Florida -- 5.8%

       275,000      Florida State, Broward County Expressway Authority,            No Opt. Call           AA+         395,139
                      9.875%, 7/01/09

     1,000,000      Palm Beach County, Florida, School Board, Certificates of      No Opt. Call           AAA       1,082,130
                      Participation, Series A, 5.800%, 8/01/04



     Principal                                                                        Optional Call                      Market
        Amount     Description                                                          Provisions*    Ratings**          Value
--------------------------------------------------------------------------------------------------------------------------------
                   Florida -- continued

    $1,000,000     Sanford, Florida, Airport Authority, Industrial Development         No Opt. Call          N/R     $1,047,390
                     Revenue, Central Florida Terminals Inc. Project,
                     Series A, 7.500%, 5/01/06
-------------------------------------------------------------------------------------------------------------------------------
                   Illinois -- 3.6%

     1,000,000     Illinois Health Facilities Authority, Mercy Hospital &              No Opt. Call           A-      1,066,990
                     Medical Center, 6.000%, 1/01/06

       500,000     Illinois Health Facilities Authority, Victory Health                 8/07 at 101           A-        524,765
                     Services, Series A, 5.750%, 8/15/08 (WI)
-------------------------------------------------------------------------------------------------------------------------------
                   Indiana -- 2.3%

       500,000     Indiana Bond, Special Program, Hendricks Redevelopment,              2/07 at 102          AA-        529,130
                     Series B, 5.750%, 2/01/08

       500,000     Indiana Health Facility Financing Authority, Hospital               No Opt. Call          AA+        499,220
                     Revenue, Charity Obligation Group, Series D,
                     5.000%, 11/02/26
-------------------------------------------------------------------------------------------------------------------------------
                   Kansas -- 1.0%

       420,000     Lenexa, Kansas, Multifamily Housing, Revenue Refunding,              2/03 at 102           AA        440,664
                     Barrington Park Apartments Project, Series A,
                     6.200%, 2/01/08
-------------------------------------------------------------------------------------------------------------------------------
                   Kentucky -- 5.3%

     1,165,000     Kentucky Infrastructure Authority, Revenue Refunding,                8/05 at 102            A      1,242,869
                     Governmental Agencies Program, Series H,
                     5.600%, 8/01/06

     1,000,000     McCracken County, Kentucky, Hospital, Revenue Refunding,            No Opt. Call          AAA      1,093,290
                     Mercy Health System, Series A, 6.100%, 11/01/04
-------------------------------------------------------------------------------------------------------------------------------
                   Louisiana -- 0.6%

       265,000     Louisiana Public Facilities Authority, Revenue Refunding,            9/02 at 102          Aaa        280,357
                     Student Loan, Senior, Series A-2, 6.600%, 3/01/03
-------------------------------------------------------------------------------------------------------------------------------
                   Maryland -- 1.2%

       500,000     Maryland State Health & Higher Educational Facilities                1/07 at 102           A-        530,180
                     Authority, Revenue Refunding, Pickersgill Issue,
                     Series A, 5.750%, 1/01/08
-------------------------------------------------------------------------------------------------------------------------------
                   Massachusetts -- 5.6%

                   Massachusetts State Health & Educational Facilities
                   Authority, Dana Farber Cancer Project, Series G-1:
       500,000       6.500%, 12/01/05                                                  No Opt. Call           A1        559,030
       750,000       6.500%, 12/01/06                                                  12/05 at 102           A1        846,473

                         Portfolio of Investments (Unaudited)
                         Nuveen Flagship Intermediate - continued

          Principal                                                                    Optional Call                    Market
             Amount      Description                                                    Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------
                         Massachusetts - continued

         $1,000,000      Massachusetts State Water Pollution, Tollroad                   2/04 at 102        AA+     $1,069,630
                           Water Pollution Abatement, Loan Program,
                           Series A, 5.700%, 2/01/05
------------------------------------------------------------------------------------------------------------------------------
                         Michigan - 8.7%

            750,000      Michigan Municipal Bond Authority, State Revolving             No Opt. Call        AA+        867,345
                           Fund, 7.000%, 10/01/04

            750,000      Michigan State Hospital Finance Authority, Revenue              8/04 at 102       AAA         769,710
                           Refunding Hospital, Detroit Medical Center, Series B,
                           5.100%, 8/15/07

          1,000,000      Michigan State Hospital Finance Authority, Revenue              No Opt. Call      BBB       1,052,840
                           Refunding Hospital, Gratiot Community Hospital,
                           6.100%, 10/01/07

          1,000,000      Monroe County, Michigan, Pollution Control,                     No Opt. Call      AAA       1,105,040
                           Detroit Edison Company Project, Series A,
                           6.350%, 12/01/04
------------------------------------------------------------------------------------------------------------------------------
                         Missouri - 3.9%

          1,000,000      Branson, Missouri, Tax Increment Allocation,                    No Opt. Call      N/R       1,020,010
                           Branson Meadows Project, Series A, 6.400%, 11/01/05

            300,000      Missouri State Health & Educational Facilities Authority,        2/07 at 102      N/R         307,266
                           Health Facilities, Revenue Refunding, Lutheran Senior
                           Services, 5.550%, 2/01/09

            350,000      St. Louis County, Missouri, Industrial Development              12/02 at 102      N/R         379,376
                           Authority, Revenue Refunding, Kiel Center
                           Multi-purpose Arena, 7.625%, 12/01/09
------------------------------------------------------------------------------------------------------------------------------
                         New Jersey - 1.2%

            500,000      New Jersey Economic Development Authority,                      No Opt. Call      AAA         527,730
                           Educational Testing Service, Series B, 5.500%, 5/15/05
------------------------------------------------------------------------------------------------------------------------------
                         New Mexico - 0.2%

             80,000      New Mexico Educational Assistance Foundation, Student           No Opt. Call      Aaa          83,755
                           Loan, Senior Series One-A, 6.300%, 12/01/02
------------------------------------------------------------------------------------------------------------------------------
                         New York - 14.1%

            500,000      Albany, New York, Housing Authority, Limited Obligation,        10/05 at 102     Baa1         512,790
                           Refunding, 5.700%, 10/01/06

            700,000      New York City, Series F, 6.375%, 2/15/06                         2/05 at 101      BBB+        764,799

            200,000      New York City, Series G, 5.750%, 2/01/06                        No Opt. Call      BBB+        210,574

          Principal                                                                     Optional Call                   Market
             Amount      Description                                                     Provisions*   Ratings**         Value
------------------------------------------------------------------------------------------------------------------------------
                         New York - continued
       $  500,000        New York, New York, Series B, 5.700%, 8/15/07                8/06 at 101 1/2       BBB+    $  526,395

        1,000,000        New York State Dormitory Authority, Mental                       2/07 at 102         A-     1,086,720
                           Health Services Facilities, Series A, 6.000%, 2/15/08

          750,000        New York State Housing Finance Agency, Revenue                  No Opt. Call       BBB+       799,815
                           Refunding, Health Facilities, New York City, Series A,
                           6.000%, 5/01/06

        1,000,000        Port Authority of New York & New Jersey, Special                No Opt. Call        N/R     1,126,880
                           Obligation Revenue, 3rd Installment, Special Project,
                           7.000%, 10/01/07

        1,000,000        Port Authority of New York & New Jersey, Special                No Opt. Call        AAA     1,125,090
                           Obligation Revenue, Special Project, JFK International
                           Air Terminal 6, 1st Installment, 6.250%, 12/01/10
------------------------------------------------------------------------------------------------------------------------------
                         Ohio - 11.4%

                         Cleveland, Cuyahoga County, Ohio, Port Authority,
                         Revenue Refunding, Rock & Roll Hall of Fame:
          360,000          5.750%, 12/01/07                                              No Opt. Call        N/R       379,994
          425,000          5.850%, 12/01/08                                              No Opt. Call        N/R       450,900

        1,000,000        Franklin County, Ohio, Hospital, Revenue Refunding &            11/06 at 101         Aa     1,072,570
                           Improvement, Children's Hospital Project, Series A,
                           5.550%, 11/01/07

        1,000,000        Hamilton County, Ohio, Hospital Facilities, Revenue             No Opt. Call        AAA     1,040,500
                           Refunding, Children's Hospital Medical Center,
                           Series F, 5.200%, 5/15/09

          900,000        Miami County, Ohio, Hospital Facilities, Revenue                No Opt. Call        BBB       953,820
                           Refunding & Improvement, Upper Valley Medical
                           Center, Series C, 6.000%, 5/15/06

        1,000,000        Ohio State Public Facilities Commission, Higher Education       No Opt. Call        AAA     1,079,950
                           Capital Facilities, Series Ii-B, 5.750%, 11/01/04
------------------------------------------------------------------------------------------------------------------------------
                         Pennsylvania - 5.8%

        1,010,000        Lehigh County, Pennsylvania, General Purpose Authority,          7/05 at 102        AAA     1,063,459
                           Revenue Refunding Hospital, Lehigh Valley Hospital Inc.,
                           Series A, 5.400%, 7/01/06

          500,000        Philadelphia, Pennsylvania, Gas Works, Fourteenth               No Opt. Call       Baa1       549,620
                           Series A, Revenue Refunding, 7.000%, 7/01/02

        1,500,000        Westmoreland County, Pennsylvania, Municipal                    No Opt. Call        AAA       941,040
                           Authority, Municipal Service Revenue Refunding,
                           Series A, 0.000%, 8/15/07

27

Portfolio of Investments (Unaudited)
Nuveen Flagship Intermediate - continued

            Principal                                                                 Optional Call                       Market
               Amount    Description                                                    Provisions*     Ratings**          Value
 --------------------------------------------------------------------------------------------------------------------------------
                         South Carolina - 0.6%

             $230,000    Myrtle Beach, South Carolina, Certificates of Participation,   No Opt. Call         BBB+      $  244,975
                           Myrtle Beach Convention Center Project, 6.750%, 7/01/02
 --------------------------------------------------------------------------------------------------------------------------------
                           South Dakota - 1.3%

              550,000    South Dakota Student Loan Finance Corporation, Student         No Opt. Call           A+         566,022
                           Loan Revenue Refunding, Series A, 5.850%, 8/01/00
 --------------------------------------------------------------------------------------------------------------------------------
                         Tennessee - 3.6%

              500,000    Clarksville, Tennessee, Hospital, Revenue Refunding &          No Opt. Call         Baa1         524,620
                           Improvement, Clarksville Memorial Project,
                           6.000%, 7/01/03

              500,000    Memphis, Shelby County, Tennessee, Airport Authority,          No Opt. Call          BBB         515,335
                           Special Facilities & Project Revenue Refunding,
                           Federal Express Corporation, 5.350%, 9/01/12

              500,000    Metro Government Nashville & Davidson County,                  No Opt. Call         BBB+         521,665
                           Tennessee, Industrial Development Board, Revenue
                           Refunding & Improvement, Osco Treatment Inc.,
                           6.000%, 5/01/03
 --------------------------------------------------------------------------------------------------------------------------------
                         Texas - 6.2%

              400,000    Brazos, Texas, Higher Education Authority, Student Loan        No Opt. Call          Aaa         422,852
                           Revenue Refunding, Series A-1, 6.200%, 12/01/02

            3,000,000    Goose Creek, Texas, Independent School District,               No Opt. Call          AAA       1,714,140
                           0.000%, 2/15/09

              535,000    Texas State Department, Housing & Community Affairs,           No Opt. Call            A         560,080
                           Multifamily Housing, NHP Foundation, Asmara
                           Project, Series A, 5.800%, 1/01/06
 --------------------------------------------------------------------------------------------------------------------------------
                         Utah - 0.7%

              290,000    Salt Lake County, Utah, Westminster College Project,           10/07 at 101          BBB         289,020
                           5.200%, 10/01/09

28

  Principal                                                                      Optional Call                              Market
     Amount     Description                                                        Provisions*        Ratings**              Value
-----------------------------------------------------------------------------------------------------------------------------------
                Wyoming - 0.5%
$   200,000     Wyoming State Farm Loan Board, Capital Facilities,                10/02 at 102             AA-          $  215,888
                  Revenue Refunding, 6.100%, 10/01/06
-----------------------------------------------------------------------------------------------------------------------------------
$43,520,000     Total Investments - (cost $40,594,853) - 99.4%                                                           43,482,853
===========------------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.6%                                                                        274,518
                -------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                       $43,757,371
                ===================================================================================================================

                * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                ** Ratings: Using the higher of Standard & Poor's or Moody's rating.

                N/R - Investment is not rated.

                (WI) Security purchased on a when-issued basis (see note 1 of the Notes to Financial Statements).


                                 See accompanying notes to financial statements.
29

Portfolio of Investments (Unaudited)
Nuveen Flagship Limited Term

  Principal                                                                      Optional Call                              Market
     Amount     Description                                                        Provisions*        Ratings**              Value
-----------------------------------------------------------------------------------------------------------------------------------
                Alaska - 0.8%

$   945,000     Alaska Industrial Development & Exposition Authority,             No Opt. Call              A2          $  965,374
                  Revolving Fund, Series A, 5.700%, 4/01/99

                Alaska Student Loan Corporation, Student Loan Revenue,
                Series A:
  1,250,000       5.200%, 7/01/06                                                 No Opt. Call             AAA           1,282,800
  1,500,000       5.250%, 7/01/07                                                 No Opt. Call             AAA           1,542,840
-----------------------------------------------------------------------------------------------------------------------------------
                Arizona - 0.5%

    250,000     Arizona Educational Loan Marketing Corporation,                   No Opt. Call              Aa             264,505
                  Educational Loan Revenue, Senior Series,
                  6.125%, 9/01/02

  2,000,000     Tucson, Arizona, Refunding, 5.375%, 7/01/05                       No Opt. Call             AAA           2,116,260
-----------------------------------------------------------------------------------------------------------------------------------
                California - 2.2%

  1,250,000     Long Beach Aquarium of the Pacific, California,                   No Opt. Call             BBB           1,313,875
                  Series A, 5.750%, 7/01/05

                Sacramento, California, Cogeneration Authority,
                Cogeneration Project Revenue, Procter & Gamble Project:
  1,000,000       5.900%, 7/01/02                                                 No Opt. Call            BBB-           1,057,840
    500,000       6.000%, 7/01/03                                                 No Opt. Call            BBB-             534,275
    500,000       7.000%, 7/01/04                                                 No Opt. Call            BBB-             564,210

  4,800,000     Southern California Public Power Authority,                       No Opt. Call             AAA           5,167,632
                  Power Project Revenue Refunding, Palo Verde
                  Project, Series A, 5.500%, 7/01/05

  1,500,000     Taft, California, Public Financing Authority, Lease               No Opt. Call            BBB+           1,560,885
                  Revenue, Community Correctional Facility Project,
                  Series A, 5.500%, 1/01/06
-----------------------------------------------------------------------------------------------------------------------------------
                Colorado - 5.7%

  9,000,000     Arapahoe County, Colorado, Capital Improvement                8/05 at 95 30/32          Baa***           6,029,370
                  Tollroad Fund, Highway Revenue, 470 Series C,
                  0.000%, 8/31/06 (Pre-refunded to 8/31/05)

                Arvada, Colorado, Limited Sales & Use Tax:
    500,000       6.200%, 6/01/98                                                 No Opt. Call             N/R             506,820
    500,000       6.300%, 6/01/99                                                 No Opt. Call             N/R             517,570
    400,000       6.400%, 6/01/00                                                 No Opt. Call             N/R             422,064

  3,135,000     Colorado Health Facilities Authority, Covenant                    No Opt. Call              A-           3,261,779
                  Retirement Communities Project, 5.650%, 12/01/04


          Principal                                                                     Optional Call                      Market
             Amount     Description                                                       Provisions*   Ratings**           Value
---------------------------------------------------------------------------------------------------------------------------------
                        Colorado -- continued

                        Colorado Housing Finance Authority, Single Family
                        Housing, Series A:
  $       1,515,000       0.000%, 11/01/01                                               No Opt. Call         Aa1    $  1,217,772
          3,515,000       0.000%, 11/01/02                                               No Opt. Call         Aa1       2,655,829

          1,880,000     Colorado Student Obligation Bond Authority,                      12/97 at 100           A       1,884,324
                          Student Loan Revenue, Series A, 6.625%, 6/01/99

          6,475,000     Denver, Colorado, City & County Airport,                         No Opt. Call         AAA       6,924,300
                          Series B, 5.750%, 11/15/04

            415,000     Denver Colorado City & County Industrial Development,            No Opt. Call          A-         418,880
                          University of Denver Project, 6.800%, 3/01/98

          1,600,000     Eagle County, Colorado, Air Term Corporation,                    No Opt. Call         N/R       1,692,304
                          Airport Terminal Project, 6.750%, 5/01/06

            500,000     Hyland Hills Metropolitan Park & Recreation District,            No Opt. Call         N/R         516,250
                          Special Revenue Refunding & Improvement,
                          A, 5.400%, 12/15/00

            200,000     University of Colorado, Certificates of Participation,           12/98 at 102       A2***         210,596
                          Series D, Colorado Association of School Boards,
                          Lease Purchase Finance Program, 7.100%, 12/01/00
                          (Pre-refunded to 12/01/98)
---------------------------------------------------------------------------------------------------------------------------------
                        Connecticut -- 3.3%

                        Bridgeport, Connecticut, Series A:
          4,650,000       5.250%, 9/01/04                                                No Opt. Call         AAA       4,864,040
          1,000,000       6.000%, 9/01/05                                                No Opt. Call         AAA       1,095,960

          2,800,000     Connecticut State Health & Educational                           No Opt. Call        BBB-       2,914,632
                          Facilities Authority, Quinnipiac College,
                          Series D, Revenue Refunding, 5.625%, 7/01/03

                        Connecticut State Development Authority, First Mortgage
                        Gross Revenue Health Care Project, Refunding,
                        Church Homes Inc.:
            780,000       5.100%, 4/01/04                                                No Opt. Call         BBB         785,694
          1,100,000       5.200%, 4/01/05                                                No Opt. Call         BBB       1,111,748
          1,135,000       5.300%, 4/01/06                                                No Opt. Call         BBB       1,150,708

          1,025,000     New Haven, Connecticut, Series A. 9.250%, 3/01/02                No Opt. Call         AAA       1,159,572

                        New Haven, Connecticut, Series B:
            285,000       5.900%, 12/01/98                                               No Opt. Call         AAA         291,163
            340,000       5.900%, 12/01/98                                               No Opt. Call        Baa1         346,542

                        Stratford, Connecticut:
            610,000       6.750%, 3/01/98                                                No Opt. Call         N/R         615,856
            650,000       6.900%, 3/01/99                                                No Opt. Call         N/R         674,765

Portfolio of Investments (Unaudited)
Nuveen Flagship Limited Term -- continued

            Principal                                                         Optional Call                   Merket
               Amount    Description                                            Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                         District of Columbia -- 0.1%

        $     500,000    District of Columbia Redevelopment Land Agency,       No Opt. Call         Baa  $   505,330
                           Washington, D.C. Sports Arena, Special Tax Revenue,
                           5.300%, 11/01/99
--------------------------------------------------------------------------------------------------------------------
                         Florida -- 2.0%

            1,000,000    Dade County, Florida, Aviation Revenue,               No Opt. Call         Aa3    1,022,880
                           Series U, 6.400%, 10/01/98

              450,000    North Springs Improvement District, Florida           No Opt. Call         N/R      477,248
                           Water & Sewer Revenue, 7.900%, 10/01/01

            4,940,000    Polk County, Florida, Housing Finance Authority,       7/05 at 101         AAA    5,071,108
                           Multifamily Housing, Revenue Refunding, Winter Oaks
                           Apartments Project, Series A, 5.250%, 7/01/22

            2,625,000    Sanford, Florida, Airport Authority, Industrial       No Opt. Call         N/R    2,722,545
                           Development Revenue, Central Florida Terminals Inc.
                           Project, A, 7.300%, 5/01/04
--------------------------------------------------------------------------------------------------------------------
                         Georgia -- 0.7%

            3,000,000    Atlanta, Georgia, Airport Facilities, Revenue         No Opt. Call         AAA    3,397,290
                           Refunding, 6.500%, 1/01/06
--------------------------------------------------------------------------------------------------------------------
                         Illinois -- 3.2%

              430,000    DeKalb, Illinois, Single Family Mortgage, Senior      No Opt. Call         Aaa      442,547
                           Series A, 6.700%, 12/01/99

              970,000    Illinois Health Facilities Authority, Revenue         No Opt. Call          AA      995,317
                           Refunding, Galesburg Cottage Hospital, 5.400%,
                           5/01/00

            1,500,000    Illinois Health Facilities Authority, Revenue         No Opt. Call          A-    1,552,320
                           Refunding, Sarah Bush Lincoln Health Center,
                           Series B, 5.500%, 2/15/06

              895,000    Illinois Health Facilities Authority, Mercy Hospital  No Opt. Call          A-      928,867
                           & Medical Center, 5.600% 1/01/02

                         Illinois Health Facilities Authority, Victory Health
                         Services, Series A:
              945,000      5.000%, 8/15/05 (WI)                                No Opt. Call          A-      949,470
              995,000      5.000%, 8/15/06 (WI)                                No Opt. Call          A-      994,572
            1,045,000      5.750%, 8/15/07 (WI)                                No Opt. Call          A-    1,100,448
              605,000      5.750%, 8/15/08 (WI)                                 8/07 at 101          A-      634,966

            1,550,000    Illinois Health Facilities Authority, Servantor        8/99 at 102      N/R***    1,669,397
                           Series B, 7.500%, 8/15/01 (Pre-refunded to 8/15/99)


            Principal                                                         Optional Call                   Market
               Amount    Description                                            Provisions*    Rating**        Value
-----------------------------------------------------------------------------------------------------------------------------------
                         Illinois -- continued

          $   325,000    Illinois Health Facilities Authority,                 No Opt. Call         AAA   $  335,114
                           Carle Foundation, Series C, 6.700%, 1/01/99

            3,000,000    Illinois State Refunding, 6.200%, 10/01/04            10/02 at 102          AA    3,265,230

            1,975,000    Romeoville, Illinois, Refunding, Alternate Revenue
                           Source, Series B, 7.850%, 1/01/01                   No Opt. Call         N/R    2,073,197
-----------------------------------------------------------------------------------------------------------------------------------
                         Indiana -- 3.4%

                         Indiana Bond Special Program, Hendricks
                         Redevelopment, Series B:
            1,525,000      5.250%, 2/01/03                                     No Opt. Call         AA-    1,568,859
            1,075,000      5.400%, 2/01/04                                     No Opt. Call         AA-    1,113,786

            4,500,000    Indiana Health Facility Financing Authority,          No Opt. Call         AA+    4,492,980
                            Hospital Revenue, Charity Obligation Group,
                            Series D, 5.000%, 11/02/26

                         Indianapolis, Indiana, Economic Development, Multifamily
                         Housing Mortgage Revenue, Castle Dore Project, Series A:
              160,000       5.125%, 10/01/02                                   12/97 at 100         N/R      160,104
              330,000       5.125%, 10/01/07                                   12/97 at 100         N/R      330,142
              435,000       5.125%, 10/01/12                                   12/97 at 100         N/R      435,283
              590,000       5.125%, 10/01/17                                   12/97 at 100         N/R      590,254
            5,620,000       5.125%, 4/01/37                                    12/97 at 100         N/R    5,623,653

            1,250,000    Valparaiso, Indiana, Multi School Building            No Opt. Call         AAA    1,330,533
                            Corporation, First Mortgage Refunding,
                            6.100%, 7/01/01
-----------------------------------------------------------------------------------------------------------------------------------
                         Iowa -- 0.9%

            1,775,000    Iowa State, Certificates of Participation, Series A,  No Opt. Call         AAA    1,830,132
                            6.000%, 7/01/99

                         Iowa Student Loan Liquidity Corporation, Student Loan
                         Revenue, Iowa Partnership:
              600,000       5.850%, 7/01/99                                    No Opt. Call           A      612,486
              325,000       6.000%, 7/01/00                                    No Opt. Call           A      338,094
              600,000       6.100%, 7/01/01                                    No Opt. Call           A      621,510
              650,000       6.200%, 7/01/02                                    No Opt. Call           A      678,893
-----------------------------------------------------------------------------------------------------------------------------------
                         Kentucky -- 7.7%

            3,180,000    Christian County, Kentucky, Hospital, Revenue         No Opt. Call          A-    3,337,251
                            Refunding, Jennie Stuart Medical Center,
                            A, 5.500%, 7/01/06

              415,000    Jefferson County, Kentucky, Health Facilities,        No Opt. Call         AAA      414,398
                            Revenue Refunding, Alliant Health System Inc.,
                            4.700%, 10/01/07


Portfolio of Investments (Unaudited)
Nuveen Flagship Limited Term - continued

            Principal                                                         Optional Call                   Market
               Amount    Description                                            Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                         Kentucky -- continued

                         Jeffersontown, Kentucky, Certificates of Participation,
                         Refunding & Improvement, Kentucky Public Projects:
           $  235,000      4.650%, 11/01/02                                    No Opt. Call           A   $  238,983
              520,000      4.750%, 11/01/03                                    No Opt. Call           A      530,332

                         Kenton County, Kentucky, Water District No. 001,
                           Waterworks Revenue, Series B:
              475,000      5.600%, 2/01/03                                     No Opt. Call         AAA      503,253
              400,000      5.600%, 2/01/04                                     No Opt. Call         AAA      425,500
              500,000      5.600%, 2/01/05                                     No Opt. Call         AAA      533,985

                         Kentucky Development Finance Authority, Revenue
                         Refunding, Sisters of Charity Health, Nazareth
                         Health Corporation:
            1,280,000      5.750%, 11/01/98                                    No Opt. Call          A+    1,301,158
            1,330,000      6.000%, 11/01/01                                    No Opt. Call          A+    1,408,829
            2,720,000      6.600%, 11/01/06                                    11/01 at 102          A+    2,951,635

            1,460,000    Kentucky Higher Education Student Loan Corporation,   No Opt. Call         Aaa    1,615,373
                           Insured Student Loan Revenue, Series B,
                           6.800%, 6/01/03

                         Kentucky Infrastructure Authority, Revenue Refunding,
                         Wastewater Revolving Fund Program, Series C:
              180,000      5.300%, 6/01/03                                     No Opt. Call           A      187,664
              220,000      5.400%, 6/01/04                                     No Opt. Call           A      230,782
              200,000      5.500%, 6/01/05                                     No Opt. Call           A      211,274

                         Kentucky Infrastructure Authority, Revenue Refunding,
                         Governmental Agencies Program, Series H:
            1,945,000      5.300%, 8/01/03                                     No Opt. Call           A    2,029,938
              675,000      5.400%, 8/01/04                                     No Opt. Call           A      708,777
            1,000,000      5.500%, 8/01/05                                     No Opt. Call           A    1,057,370

              500,000    Kentucky State Property & Buildings Commission,       No Opt. Call          A+      547,460
                           Revenue Refunding, Project No. 59, 6.000%, 11/01/05

            1,000,000    Kentucky State Turnpike Authority, Resource Recovery  No Opt. Call          A+    1,310,690
                           Road Revenue, 0.000%, 7/01/05

                         Louisville & Jefferson County, Kentucky, Regional Airport
                         Authority, Airport System Revenue Refunding, Series A:
            1,375,000      5.750%, 7/01/00                                     No Opt. Call         AAA    1,429,024
              455,000      5.750%, 7/01/01                                     No Opt. Call         AAA      476,267
            1,535,000      5.750%, 7/01/02                                     No Opt. Call         AAA    1,621,129

            1,030,000    Louisville & Jefferson County, Kentucky, Regional     No Opt. Call         AAA    1,047,211
                           Airport Authority, Airport System Revenue, Series A,
                           Louisville International Airport, 4.900%, 7/01/04



            Principal                                                         Optional Call                   Market
               Amount    Description                                            Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                         Kentucky -- continued

        $   3,225,000    Mount Sterling, Kentucky, Lease, Kentucky
                           League Cities Funding, Series A, 5.625%, 3/01/03    No Opt. Call          Aa  $ 3,377,220

           10,800,000    Owensboro, Kentucky, Electric Light & Power,          No Opt. Call         AAA    8,223,012
                           Series A, 0.000%, 1/01/04
--------------------------------------------------------------------------------------------------------------------
                         Louisiana -- 3.3%

            6,000,000    East Baton Rouge Parish, Louisiana, Industrial        No Opt. Call          A+    6,315,900
                           Pollution & Pollution Control, Revenue Refunding,
                           Hoechst Celanese Corporation Project, 5.400%, 12/01/02

            1,215,000    Louisiana Public Facilities Authority, Hospital       No Opt. Call         AAA    1,234,574
                           Revenue, Our Lady of Lourdes Regional Medical,
                           4.900%, 2/01/00

            1,170,000    Louisiana Public Facilities Authority, Hospital       No Opt. Call          A3    1,297,401
                           Revenue, Women's Hospital Foundation Project,
                           6.750%, 10/01/02

                         Louisiana State Offshore Term Authority, Deepwater Port,
                           Revenue Refunding, 1st Stage Series B, Loop Inc.:
            2,500,000        6.100%, 9/01/02                                   No Opt. Call           A    2,653,450
            1,000,000        6.250%, 9/01/04                                   No Opt. Call           A    1,079,020

                         Office Facilities Corporation, A Louisiana Non-Profit
                         Corporation, Capital Facilities:
              400,000      7.250%, 12/01/99                                    No Opt. Call        BBB+      424,584
              770,000      7.350%, 12/01/00                                    No Opt. Call        BBB+      836,821

                         Ouachita Parish Louisiana, Hospital Service, District No. 1
                         Revenue, Glenwood Regional Medical Center:
              440,000      7.000%, 7/01/98                                     No Opt. Call           A      448,950
              425,000      7.000%, 7/01/99                                     No Opt. Call           A      444,801
              300,000      7.250%, 7/01/00                                     No Opt. Call           A      322,872
--------------------------------------------------------------------------------------------------------------------
                         Maine -- 0.5%

              260,000    Maine Educational Loan Marketing Corporation,         No Opt. Call           A      260,000
                           Student Loan, Revenue Refunding, Series 1991,
                           6.500%, 11/01/97

            2,060,000    Maine Educational Loan Marketing Corporation,          5/02 at 101           A    2,192,458
                           Student Loan, Revenue Refunding, Series A,
                           6.600%, 5/01/05
--------------------------------------------------------------------------------------------------------------------
                         Maryland -- 1.3%

                         Maryland State Energy Financing Administration,
                         Solid Waste Disposal Revenue, Limited Obligation,
                         Wheelabrator Water Projects:
            2,280,000      5.650%, 12/01/03                                    No Opt. Call          A-    2,386,590
            1,000,000      5.850%, 12/01/05                                    No Opt. Call          A-    1,061,710

35

Portfolio of Investments (Unaudited)
Nuveen Flagship Limited Term -- continued

            Principal                                                         Optional Call                   Market
               Amount    Description                                            Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                         Maryland -- continued

         $  2,400,000    Northeast Maryland Waste Disposal Authority,          No Opt. Call         AAA $  2,737,584
                           Resource Recovery, Revenue Refunding, Southwest
                           Resource Recovery Facility, 7.150%, 1/01/04
--------------------------------------------------------------------------------------------------------------------
                         Massachusetts -- 5.3%

              265,000    Brockton, Massachusetts, 5.350%, 6/15/00              No Opt. Call          A-      272,049

                         Massachusetts Education Loan Authority, Education
                         Loan, Revenue Refunding, Issue E, Series B:
            1,000,000      5.500%, 7/01/01                                     No Opt. Call         AAA    1,043,000
            3,075,000      5.700%, 7/01/04                                     No Opt. Call         AAA    3,281,640

                         Massachusetts Educational Financing Authority,
                         Education Loan, Revenue Refunding, Issue E:
            1,970,000      5.250%, 7/01/06                                     No Opt. Call         AAA    2,034,242
            2,775,000      5.350%, 7/01/07                                      7/06 at 102         AAA    2,884,141

            2,635,000    Massachusetts Municipal Wholesale Electric Company,   No Opt. Call         AAA    2,780,531
                           Power Supply System, Series A, Revenue Refunding,
                           6.300%, 7/01/00

            3,800,000    Massachusetts Municipal Wholesale Electric Company,   No Opt. Call         AAA    4,009,874
                           Power Supply System, Revenue Refunding, Series B,
                           6.300%, 7/01/00

            1,000,000    Massachusetts State, Refunding, Series A, 6.100%,     No Opt. Call         AA-    1,035,770
                           8/01/99

            1,000,000    Massachusetts State Convention Center Authority,
                           Refunding, Hynes Convention Center, 5.900%, 9/01/98 No Opt. Call          A1    1,017,150

                         New Bedford, Massachusetts:
              600,000      5.250%, 3/01/00                                     No Opt. Call        Baa3      611,556
              600,000      5.400%, 3/01/01                                     No Opt. Call        Baa3      617,064
              600,000      5.500%, 3/01/02                                     No Opt. Call        Baa3      621,672

            2,500,000    New England Education Loan Marketing Corporation,     No Opt. Call          A1    2,563,975
                           Massachusetts, Refunding, Student Loan, Series F,
                           5.625%, 7/01/04

              415,000    Springfield, Massachusetts, Refunding, Series A,      No Opt. Call          A-      426,350
                           5.800%, 9/01/99

                         Springfield, Massachusetts, School Project Loan,
                         Series B:
              815,000      5.800%, 9/01/99                                     No Opt. Call        Baa3      835,840
              250,000      6.100%, 9/01/02                                     No Opt. Call        Baa3      266,180
--------------------------------------------------------------------------------------------------------------------
                         Michigan -- 6.1%

            3,315,000    Detroit, Michigan, Economic Development Corporation,  No Opt. Call         AAA    3,476,474
                           Resource Recovery, Series A, 6.350%, 5/01/00

            Principal                                                         Optional Call                   Market
               Amount    Description                                            Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                         Michigan -- continued

         $  3,000,000    Greater Detroit Resource Recovery Authority, Revenue  No Opt. Call         AAA $  3,177,060
                           Refunding, Series A, 5.500%, 12/13/04

              705,000    Madison Heights, Michigan, Tax Increment Finance      No Opt. Call         N/R      751,283
                           Authority, 8.500%, 3/15/01

              900,000    Michigan Higher Education Student Loan Authority,     No Opt. Call         AAA      934,389
                           Series Xii, E, 6.375%, 10/01/00

            2,000,000    Michigan Higher Education Student Loan Authority,     No Opt. Call         Aa1    2,041,120
                           Revenue Refunding, Senior Series XV, A, 5.400%,
                           9/01/00

            2,700,000    Michigan State Hospital Finance Authority, Revenue    No Opt. Call         AAA    2,786,400
                           Refunding, St. John, Series A, 5.400%, 5/15/00

            3,075,000    Michigan State Hospital Finance Authority, Revenue    No Opt. Call         BBB    3,152,336
                           Refunding Hospital, Gratiot Community Hospital,
                           5.300%, 10/01/01

            1,000,000    Michigan State Hospital Finance Authority, Revenue    No Opt. Call         AA-    1,089,250
                           Refunding, Mercy Health Services, Series T, 6.000%,
                           8/15/06

                         Michigan State Housing Development Authority,
                         Rental Housing Revenue, Series B:
            3,085,000      5.450%, 4/01/05                                     No Opt. Call         AAA    3,174,064
            3,325,000      5.450%, 10/01/05                                     6/05 at 102         AAA    3,426,280

            4,095,000    Pontiac, Michigan, Hospital Finance Authority,         8/00 at 100        BBB-    4,162,731
                           Hospital Revenue Refunding, Nomc Obligation Group,
                           5.800%, 8/01/03
--------------------------------------------------------------------------------------------------------------------
                         Mississippi -- 0.6%

                         Mississippi Hospital Equipment & Facilities Authority,
                         Revenue Refunding, Mississippi Baptist Medical
                         Center:
            1,690,000      5.350%, 5/01/03                                     No Opt. Call         AAA    1,765,154
            1,000,000      5.400%, 5/01/04                                     No Opt. Call         AAA    1,048,510
--------------------------------------------------------------------------------------------------------------------
                         Missouri -- 1.1%

                         Branson, Missouri, Tax Increment Allocation,
                         Branson Meadows Project, Series A:
            1,430,000      5.850%, 11/01/01                                    No Opt. Call         N/R    1,430,014
              810,000      6.400%, 11/01/05                                    No Opt. Call         N/R      826,208

Portfolio of Investments (Unaudited)
Nuveen Flagship Limited Term -- continued

            Principal                                                         Optional Call                   Market
               Amount    Description                                            Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                         Missouri -- continued

                         Missouri State Health & Educational Facilities
                         Authority, Health Facilities, Revenue Refunding,
                         Lutheran Senior Services, 5.200%, 2/01/04:
          $   500,000      5.200%, 2/01/04                                     No Opt. Call         N/R  $   506,210
              600,000      5.300%, 2/01/05                                     No Opt. Call         N/R      613,530
              600,000      5.400%, 2/01/06                                     No Opt. Call         N/R      612,150
              700,000      5.500%, 2/01/07                                     No Opt. Call         N/R      718,046

              510,000    St. Louis, Missouri, Regional Convention and Sports   No Opt. Call         N/R      536,540
                           Complex Authority, Series C, 7.750%, 8/15/01
--------------------------------------------------------------------------------------------------------------------
                         New Hampshire -- 0.8%

              505,000    New Hampshire Higher Educational & Health Facilities  No Opt. Call           A      544,592
                           Authority, St. Joseph Hospital, 7.250%, 1/01/01

                         New Hampshire State Housing Finance Authority,
                         Single Family Residential Mortgage, Series D:
              270,000      6.050%, 1/01/98                                     No Opt. Call          Aa      270,753
              340,000      6.200%, 1/01/99                                     No Opt. Call          Aa      346,174
              335,000      6.350%, 1/01/00                                     No Opt. Call          Aa      345,650
              340,000      6.450%, 1/01/01                                     No Opt. Call          Aa      354,749

                         New Hampshire State Housing Finance Authority,
                         Refunding, Multi-Family Housing, Series 1:
              865,000      6.300%, 1/01/98                                     No Opt. Call          A1      867,500
              890,000      6.300%, 7/01/98                                     No Opt. Call          A1      900,573
--------------------------------------------------------------------------------------------------------------------
                         New Jersey -- 4.6%

            2,730,000    New Jersey Economic Development Authority, Electric   No Opt. Call         N/R    2,792,189
                           Energy Facility Revenue, Vineland Cogeneration
                           L.P. Project, 6.750%, 6/01/99

                         New Jersey Health Care Facilities Financing Authority,
                         Bayonne Hospital Obligation Group Issue,
                         Revenue Refunding:
              860,000      5.750%, 7/01/00                                     No Opt. Call         AAA      895,226
            1,000,000      5.800%, 7/01/01                                     No Opt. Call         AAA    1,054,480
              790,000      5.900%, 7/01/02                                     No Opt. Call         AAA      843,570

            4,300,000    New Jersey Economic Development Authority,            No Opt. Call         AAA    4,538,478
                           Educational Testing Service, Series B, 5.500%,
                           5/15/05


            Principal                                                          Optional Call                  Market
               Amount    Description                                             Provisions*   Rating**        Value
-----------------------------------------------------------------------------------------------------------------------------------
                         New Jersey -- continued

                         New Jersey State Educational Facilities Authority,
                         Stevens Institute of Technology, Series A:
         $  1,155,000       6.000%, 7/01/99                                     No Opt. Call         A-  $ 1,191,152
            1,275,000       6.100%, 7/01/00                                     No Opt. Call         A-    1,333,625
              995,000       6.200%, 7/01/01                                     No Opt. Call         A-    1,055,834
            1,165,000       6.300%, 7/01/02                                     No Opt. Call         A-    1,254,076

                         New Jersey State Educational Facilities Authority,
                         Higher Educational, St. Peters College Series B:
              295,000       6.100%, 7/01/00                                     No Opt. Call       BBB+      308,414
              355,000       6.200%, 7/01/01                                     No Opt. Call       BBB+      376,456

            4,995,000    New Jersey Wastewater Treatment, Tollroad Loan,        No Opt. Call        AAA    5,555,239
                            Revenue Refunding, Series C, 6.250%, 5/15/05
-----------------------------------------------------------------------------------------------------------------------------------

                         New York -- 16.6%

                         Albany, New York, Housing Authority, Limited
                         Obligation, Refunding:
              500,000       5.100%, 10/01/01                                    No Opt. Call       Baa1      508,075
              700,000       5.250%, 10/01/02                                    No Opt. Call       Baa1      713,622
              750,000       5.400%, 10/01/03                                    No Opt. Call       Baa1      767,363
              750,000       5.500%, 10/01/04                                    No Opt. Call       Baa1      764,858
            1,000,000       5.600%, 10/01/05                                    No Opt. Call       Baa1    1,022,710
              500,000       5.700%, 10/01/06                                    10/05 at 102       Baa1      512,790
              700,000       5.850%, 10/01/07                                    10/05 at 102       Baa1      714,476

                         Jamestown, New York, Series A:
              150,000       7.000%, 3/15/04                                     No Opt. Call       Baa2      169,458
              750,000       7.000%, 3/15/05                                     No Opt. Call       Baa2      855,128

            1,000,000    Metropolitan Transportation Authority, New York        No Opt. Call       BBB+    1,088,910
                            Service Contract, Transit Facilities, Series N,
                            Refunding, 6.625%, 7/01/02

            1,280,000    New York City, Series A, 8.250%, 11/01/99              No Opt. Call        Aaa    1,387,136

            1,000,000    New York City, Refunding, Series E, 6.500%, 2/15/04    No Opt. Call       BBB+    1,093,520

                         New York City, Series F:
              860,000       8.000%, 11/15/97                                    No Opt. Call        AAA      861,410
              140,000       8.000%, 11/15/97                                    No Opt. Call       BBB+      140,220

                         New York City, Series G:
            3,000,000       5.700%, 2/01/03                                     No Opt. Call       BBB+    3,143,580
              500,000       5.750%, 2/01/06                                     No Opt. Call       BBB+      526,435

            3,000,000    New York, New York, Refunding, Series H,               No Opt. Call       BBB+    3,109,500
                            5.400%, 8/01/04

Portfolio of Investments (Unaudited)
Nuveen Flagship Limited Term - continued

           Principal                                                         Optional Call                    Market
              Amount     Description                                           Provisions*   Ratings**         Value
--------------------------------------------------------------------------------------------------------------------
                         New York -- continued

                         New York, New York, Series F:
         $  2,395,000      6.100%, 2/15/02                                     No Opt. Call         Aaa $  2,567,344
            1,605,000      6.100%, 2/15/02                                     No Opt. Call        BBB+    1,700,177

            5,000,000    New York, New York, Series I, 5.625%, 4/15/05         No Opt. Call        BBB+    5,236,700

                         New York State Dormitory Authority, State University
                         Educational Facilities, Series A:
            1,000,000      7.400%, 5/15/01                                      5/00 at 102          A-    1,091,360
            6,500,000      5.250%, 5/15/01                                     No Opt. Call          A-    6,701,695
              770,000      7.000%, 5/15/02 (Pre-refunded to 5/15/99)            5/99 at 102       A-***      819,511
              230,000      7.000%, 5/15/02                                      5/99 at 102          A-      243,933

            4,155,000    New York State Dormitory Authority, City University,  No Opt. Call        BBB+    4,328,554
                           Series U, Revenue Refunding, 5.875%, 7/01/00

            2,900,000    New York State Dormitory Authority, Revenue           No Opt. Call        BBB+    3,134,349
                           Refunding, Department of Health, 6.750%, 7/01/01

            2,000,000    New York State Dormitory Authority, Revenue           No Opt. Call          A-    2,226,940
                           Refunding, State University Educational Facilities,
                           Series A, 6.500%, 5/15/05

                         New York State Dormitory Authority, Revenue Refunding,
                         Nyack Hospital:
            1,000,000      5.500%, 7/01/00                                     No Opt. Call         Baa    1,018,880
            1,000,000      6.000%, 7/01/06                                     No Opt. Call         Baa    1,063,410

            3,315,000    New York State Dormitory Authority, Revenue           No Opt. Call        BBB+    3,560,907
                           Refunding, City University System, 3rd General
                           Resource, Series 2, 6.000%, 7/01/04

            5,000,000    New York State Housing Finance Agency, Revenue        No Opt. Call        BBB+    5,317,150
                           Refunding, Health Facilities, New York City, Series A,
                           5.875%, 5/01/04

                         New York State Medical Care Facilities Finance Agency,
                         Revenue Refunding, Mental Health Services Facilities,
                         Series A:
            4,000,000      8.150%, 2/15/98                                     12/97 at 102          A-    4,046,800
              615,000      8.250%, 2/15/99                                     12/97 at 102          A-      629,379

                         New York State Urban Development Corporation, Revenue
                         Refunding, Project Center For Industrial Innovation:
            2,405,000      5.300%, 1/01/04                                     No Opt. Call        BBB+    2,482,609
            1,265,000      6.250%, 1/01/05                                     No Opt. Call        BBB+    1,375,814


           Principal                                                         Optional Call                   Market
              Amount     Description                                           Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                         New York -- continued

                         New York State Urban Development Corporation,
                         Correctional Facilities, Series G:
          $   700,000      7.000%, 1/01/98                                     No Opt. Call        BBB+   $  703,633
              695,000      6.500%, 1/01/99                                     No Opt. Call        BBB+      715,176
            1,000,000      5.250%, 1/01/02                                     No Opt. Call        BBB+    1,028,530

                         Onondaga County, New York, Resource Recovery Agency,
                         Development Costs:
              570,000      5.900%, 5/01/98                                     No Opt. Call        Baa1      572,314
              480,000      6.100%, 5/01/99                                     No Opt. Call        Baa1      487,699
              630,000      6.200%, 5/01/00                                     No Opt. Call        Baa1      645,971

            3,700,000    Port Authority of New York & New Jersey, Special      No Opt. Call         N/R    4,169,456
                           Obligation Revenue, 3rd Installment, Special Project:
                           7.000%, 10/01/07

            3,035,000    Port Authority of New York & New Jersey, Special      No Opt. Call         AAA    3,317,923
                           Obligation Revenue, Special Project, JFK International
                           Air Terminal  6, 1st Installment, 6.000%, 12/01/05
--------------------------------------------------------------------------------------------------------------------
                         North Carolina -- 1.3%

            5,475,000    North Carolina Municipal Power Agency, No. 1 Catawba   1/03 at 102          A-    5,844,782
                           Electric, Revenue Refunding, 6.000%, 1/01/05
--------------------------------------------------------------------------------------------------------------------
                         Ohio -- 6.0%

                         Barberton, Ohio, Hospital Facilities, Barberton
                         Citizens Hospital Company Project:
              500,000      6.250%, 1/01/99                                     No Opt. Call           A      513,205
              750,000      6.400%, 1/01/00                                     No Opt. Call           A      785,445
              500,000      6.550%, 1/01/01                                     No Opt. Call           A      534,540

                         Cambridge, Ohio, Hospital Improvement, Revenue
                         Refunding, Guernsey Memorial Hospital:
              545,000      7.500%, 12/01/98                                    No Opt. Call         BBB      563,922
              595,000      7.650%, 12/01/99                                    No Opt. Call         BBB      633,431
              640,000      7.750%, 12/01/00                                    No Opt. Call         BBB      699,034
              680,000      7.850%, 12/01/01                                    No Opt. Call         BBB      761,117

                         Cleveland, Cuyahoga County, Ohio, Port Authority, Revenue
                         Refunding, Rock & Roll Hall Fame:
              850,000      5.000%, 12/01/01                                    No Opt. Call         N/R      865,980
            1,000,000      5.100%, 12/01/02                                    No Opt. Call         N/R    1,022,850
              750,000      5.350%, 12/01/04                                    No Opt. Call         N/R      774,945
              335,000      5.600%, 12/01/06                                    No Opt. Call         N/R      349,763

              260,000    Cuyahoga County, Ohio, Health Care Facilities,        No Opt. Call         N/R      275,176
                           Altenheim Project, 8.750%, 6/01/99

Portfolio of Investments (Unaudited)
Nuveen Flagship Limited Term -- continued

            Principal                                                         Optional Call                   Market
               Amount    Description                                            Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                         Ohio -- continued

                         Cuyahoga County, Ohio, Hospital, Meridia Health System:
          $   500,000      5.750%, 8/15/00                                     No Opt. Call          A1  $   519,960
              795,000      5.850%, 8/15/01                                     No Opt. Call          A1      837,890

              735,000    Cuyahoga County, Ohio, Hospital, Meridia              No Opt. Call          A1      783,819
                           Health System, 5.950%, 8/15/02

               45,000    East Cleveland, Ohio, Local Government Fund,          No Opt. Call         N/R       45,121
                           7.900%, 12/01/97

                         Erie County, Ohio, Hospital Improvement, Revenue
                         Refunding, Firelands Community Hospital Project:
            1,110,000      6.000%, 1/01/98                                     No Opt. Call           A    1,113,774
            1,175,000      6.100%, 1/01/99                                     No Opt. Call           A    1,201,943

              700,000    Lucas County, Ohio, Flower Memorial Hospital,         No Opt. Call        BBB+      724,010
                           Series A, 7.200%, 12/01/98

                         Lucas County, Ohio, Hospital, Flower Memorial Hospital:
              685,000      5.500%, 12/01/99                                    No Opt. Call        BBB+      705,523
              370,000      5.800%, 12/01/01                                    No Opt. Call        BBB+      391,775
              790,000      5.900%, 12/01/02                                    No Opt. Call        BBB+      846,951
              435,000      6.000%, 12/01/03                                    No Opt. Call        BBB+      471,897

            5,195,000    Lucas County, Ohio, Hospital, Revenue Refunding,      No Opt. Call         AAA    5,697,305
                           Promedica Healthcare Obligation, 6.000%, 11/15/05

            1,000,000    Miami County, Ohio, Hospital Facilities, Revenue      No Opt. Call         BBB    1,059,800
                           Refunding & Improvement, Upper Valley Medical
                           Center, C, 6.000%, 5/15/06

            1,040,000    Ohio State Economic Development, Superior              6/98 at 102          A-    1,077,804
                           Forge & Steel Corporation, 2, 7.250%, 6/01/01

            3,825,000    Ohio State Special Obligation, Elementary & Secondary No Opt. Call         AAA    4,061,806
                           Capital Facilities, A, 5.700%, 6/01/02

              225,000    Shelby County, Ohio, Hospital Facilities, Revenue     No Opt. Call         BBB      228,940
                           Refunding & Improvement, Memorial Hospital
                           Association, 6.100%, 6/01/98
--------------------------------------------------------------------------------------------------------------------
                         Oklahoma -- 0.7%

            3,120,000    Oklahoma State Industrial Authority, Hospital,        No Opt. Call         BBB    3,146,270
                           Deaconess Health Care, Series A, 5.250%, 10/01/07
--------------------------------------------------------------------------------------------------------------------
                         Pennsylvania -- 10.5%

                         Allegheny County, Pennsylvania, Airport, Revenue
                         Refunding, Pittsburgh International Airport, Series A:
            5,000,000      5.500%, 1/01/05                                     No Opt. Call         AAA    5,268,650
            5,000,000      5.750%, 1/01/06                                     No Opt. Call         AAA    5,362,800

            Principal                                                         Optional Call                   Market
               Amount    Description                                            Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                         Pennsylvania -- continued

                         Allegheny County, Pennsylvania, Hospital Development
                         Authority, St. Margaret Memorial Hospital:
          $   400,000      6.600%, 10/01/98                                    No Opt. Call        BBB+  $   409,720
              400,000      6.700%, 10/01/99                                    No Opt. Call        BBB+      419,604
              400,000      6.800%, 10/01/00                                    No Opt. Call        BBB+      429,104

              147,000    Allegheny County, Pennsylvania, Industrial            No Opt. Call         N/R      149,076
                           Development Authority, Solid Waste Disposal
                           Revenue, Conversion System Inc. Project, 8.000%,
                           3/01/98

            4,000,000    Delaware County, Pennsylvania, Industrial             No Opt. Call           A    4,225,440
                           Development Authority, Revenue Refunding, Resource
                           Recovery Facility, Series A, 6.000%, 1/01/03

            1,500,000    Monroeville, Pennsylvania, Hospital Authority,        No Opt. Call          A3    1,571,235
                           Hospital Revenue Refunding, Forbes Health System,
                           5.750%, 10/01/05

              655,000    Montgomery County, Pennsylvania, Higher Education &   No Opt. Call        BBB+      685,634
                           Health Authority, Pottstown Memorial Medical Center
                           Project, 7.000%, 11/15/99

            2,500,000    Pennsylvania Intergovernmental Coop Authority,        No Opt. Call         AAA    2,623,800
                           Special Tax Revenue, City Of Philadelphia Funding
                           Program, 6.000%, 6/15/00

                         Philadelphia, Pennsylvania, Gas Works,
                         Fourteenth Series A, Revenue Refunding:
            3,600,000      5.600%, 7/01/99                                     No Opt. Call        Baa1    3,678,336
            3,425,000      5.700%, 7/01/00                                     No Opt. Call        Baa1    3,536,518

            1,390,000    Philadelphia, Pennsylvania, Hospitals & Higher        No Opt. Call        BBB+    1,414,742
                           Education Facilities Authority, Revenue Refunding,
                           Philadelphia MR Project, 5.300%, 8/01/99

                         Philadelphia, Pennsylvania, School District, Series A:
            1,080,000      6.050%, 5/15/99                                     No Opt. Call         AAA    1,114,096
            3,990,000      5.450%, 7/01/04                                     No Opt. Call         AAA    4,203,625

            5,000,000    Philadelphia, Pennsylvania, Water & Wastewater,       No Opt. Call         AAA    5,155,050
                           5.150%, 6/15/04

                         Philadelphia, Pennsylvania, Hospitals & Higher
                         Education Facilities Authority, Hospital Revenue
                         Refunding, Pennsylvania Hospital:
            3,490,000      5.850%, 7/01/02                                     No Opt. Call        BBB+    3,657,660
            2,020,000      6.050%, 7/01/04                                     No Opt. Call        BBB+    2,128,878
            2,000,000      6.150%, 7/01/05                                     No Opt. Call        BBB+    2,125,840

Portfolio of Investments (Unaudited)
Nuveen Flagship Limited Term -- continued

            Principal                                                         Optional Call                   Market
               Amount    Description                                            Provisions*   Ratings**        Value
--------------------------------------------------------------------------------------------------------------------
                         Rhode Island -- 0.9%

         $  4,035,000    Rhode Island Housing & Mortgage Finance Corporation,  No Opt. Call         AAA $  4,146,285
                           Multifamily Housing, Series A, Refunding, 5.350%,
                           7/01/03
--------------------------------------------------------------------------------------------------------------------
                         Tennessee -- 0.7%

            3,250,000    Metro Government, Nashville & Davidson County,        No Opt. Call        BBB+    3,390,823
                           Tennessee, Industrial Development Board, Revenue
                           Refunding & Improvement, Osco Treatment Inc.,
                           6.000%, 5/01/03
--------------------------------------------------------------------------------------------------------------------
                         Texas -- 2.3%

            1,575,000    Anderson County, Texas, Revenue Refunding, Coffield   No Opt. Call         AAA    1,617,588
                           Prison Farm Project, 5.300%, 3/15/00

                         Brazos, Texas, Higher Education Authority, Student
                         Loan, Revenue Refunding, Series A-1:
            1,730,000      5.900%, 12/01/00                                    No Opt. Call         Aaa    1,795,654
            1,235,000      6.050%, 12/01/01                                    No Opt. Call         Aaa    1,290,870

            1,325,000    North Central, Texas, Health Facility Development      2/01 at 100         BBB    1,380,636
                           Corporation, Revenue Refunding, C C Young Memorial
                           Home Project, 5.700%, 2/15/03

            1,000,000    Panhandle, Plains, Texas, Higher Education            No Opt. Call           A    1,031,490
                           Authority, Student Loan, Revenue Refunding, Series
                           E, 5.550%, 3/01/05

            1,000,000    Pasadena, Texas, Industrial Development Corporation,   4/98 at 100           A    1,008,960
                           Economic Development Revenue, University Space,
                           Lunar & Planetary Project, 7.050%, 10/01/01

                         Texas State Higher Education Coordinating Board,
                         College Student Loan Revenue, Senior Lien:
              640,000      6.900%, 4/01/99                                     No Opt. Call           A      657,850
              620,000      7.000%, 4/01/00                                     No Opt. Call           A      649,083
            1,290,000      7.100%, 4/01/01                                     No Opt. Call           A    1,373,423
--------------------------------------------------------------------------------------------------------------------
                         Vermont -- 0.9%

                         Vermont State Student Assistance Corporation,
                         Education Loan Revenue, Finance Program, Series A:
            2,000,000      5.800%, 12/15/99                                    No Opt. Call         AAA    2,062,980
            1,000,000      5.900%, 12/15/00                                    No Opt. Call         AAA    1,044,150
            1,000,000      6.050%, 12/15/01                                    No Opt. Call         AAA    1,039,370

            Principal                                                         Optional Call                  Market
               Amount   Description                                            Provisions*   Ratings**        Value
-------------------------------------------------------------------------------------------------------------------
                        Virginia -- 1.4%

         $  2,850,000   Newport News, Virginia, Redevelopment & Housing        5/05 at 102         AAA $  2,982,752
                          Authority Multifamily Housing, Revenue Refunding,
                          Fredericksburg, Oxford Project, A, 5.550%, 5/01/27

            3,000,000   Virginia State Public Building Authority, Building     8/04 at 101       AA***    3,336,690
                          Revenue, Series A, 6.250%, 8/01/15 (Pre-refunded to
                          8/01/04)
-------------------------------------------------------------------------------------------------------------------
                        Washington -- 1.1%

            1,670,000   Washington State Health Care Facilities Authority,    No Opt. Call         AAA    1,790,723
                          Children's Hospital & Medical Center, 6.000%,
                          10/01/02

            3,000,000   Washington State Public Power Supply System,          No Opt. Call         Aa1    3,199,230
                          Nuclear Project No. 1, Revenue Refunding, Series A,
                          5.700%, 7/01/06
-------------------------------------------------------------------------------------------------------------------
                        Wisconsin -- 0.5%

                        Wisconsin State Health & Educational Facilities
                        Authority, Revenue, Refunding, Lutheran Hospital,
                        Louisiana Crosse Inc., Series A:
            1,100,000     5.200%, 2/15/00                                     No Opt. Call         AAA    1,123,935
            1,155,000     5.300%, 2/15/01                                     No Opt. Call         AAA    1,192,145
-------------------------------------------------------------------------------------------------------------------
         $434,007,000   Total Investments - (cost $429,519,351) - 97.0%                                 447,654,960
=====================----------------------------------------------------------------------------------------------
                        Other Assets Less Liabilities - 3.0%                                             13,852,909
                        -------------------------------------------------------------------------------------------
                        Net Assets - 100%                                                              $461,507,869
                        ===========================================================================================

                        *      Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                        **     Ratings: Using the higher of Standard & Poor's or Moody's rating.

                        ***    Securities are backed by an escrow or trust containing sufficient U.S. government or
                               U.S. government agency securities, which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                        N/R -- Investment is not rated

                        (WI)   Securities purchased on a when-issued basis (see note 1 of the Notes to Financial
                               Statements).

45                               See accompanying notes to financial statements.


Statement of Net Assets (Unaudited)

                                                              Nuveen Flagship     Nuveen Flagship    Nuveen Flagship
                                                                 All-American        Intermediate       Limited Term
--------------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value (note 1)   $ 283,852,396        $ 43,482,853      $ 447,654,960
Cash                                                                   28,122             312,697            804,590
Receivables:
  Interest                                                          4,872,958             767,949          7,561,794
  Shares sold                                                         598,444                  73            403,643
  Investments sold                                                  4,821,858                  --         11,331,055
Other assets                                                            5,081              10,742             16,058
--------------------------------------------------------------------------------------------------------------------
     Total assets                                                 294,178,859          44,574,314        467,772,100
--------------------------------------------------------------------------------------------------------------------
Liabilities
Payables:
  Investments purchased                                             3,964,563             520,885          3,663,061
  Shares redeemed                                                     265,392              50,381            477,856
Accrued expenses:
  Management fees (note 6)                                            119,735              18,592            170,603
  12b-1 distribution and service fees (notes 1 and 6)                  77,239               8,620             86,653
Other                                                                  38,453              45,954             62,602
Dividends payable                                                   1,242,827             172,511          1,803,456
--------------------------------------------------------------------------------------------------------------------
     Total liabilities                                              5,708,209             816,943          6,264,231
--------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                            $  288,470,650       $  43,757,371     $  461,507,869
--------------------------------------------------------------------------------------------------------------------
Class A Shares (note 1)
Net assets                                                     $  223,200,106       $  40,503,534     $  433,436,074
Shares outstanding                                                 19,627,912           3,713,199         39,949,933
Net asset value and redemption price per share                 $        11.37       $       10.91     $        10.85
Offering price per share (net asset value per share plus
  maximum sales charge of 4.20%, 3.00% and 2.50%,
  respectively, of offering price)                             $       11.87        $       11.25     $        11.13
--------------------------------------------------------------------------------------------------------------------
Class B Shares (note 1)
Net assets                                                     $   3,090,110                  N/A                N/A
Shares outstanding                                                   271,586                  N/A                N/A
Net asset value, offering and redemption price per share       $       11.38                  N/A                N/A
--------------------------------------------------------------------------------------------------------------------
Class C Shares (note 1)
Net assets                                                     $  58,492,759        $   2,710,855     $   27,911,122
Shares outstanding                                                 5,148,136              248,370          2,574,593
Net asset value, offering and redemption price per share       $       11.36        $       10.91     $        10.84
--------------------------------------------------------------------------------------------------------------------
Class R Shares (note 1)
Net assets                                                     $   3,687,675        $     542,982     $      160,673
Shares outstanding                                                   324,188               49,857             14,833
Net asset value, offering and redemption price per share       $       11.38        $       10.89     $        10.83
--------------------------------------------------------------------------------------------------------------------
N/A - Nuveen Flagship Intermediate and Nuveen Flagship Limited Term are not authorized to issue Class B Shares.

See accompanying notes to financial statements.



Statement of Operations (Unaudited)

Six months ended
October 31, 1997

                                                              Nuveen Fagship      Nuveen Flagship    Nuveen Flagship
                                                                All-American         Intermediate       Limited Term
--------------------------------------------------------------------------------------------------------------------
Investment income
Tax-exempt interest income (note 1)                             $  8,690,481         $  1,258,333      $  12,670,963
--------------------------------------------------------------------------------------------------------------------

Expenses
Management fees (note 6)                                             695,189              112,074          1,003,446
12b-1 service fees-Class A (notes 1 and 6)                           219,298               41,562            435,051
12b-1 distribution and service fees-Class B (notes 1 and 6)           10,239                  N/A                N/A
12b-1 distribution and service fees-Class C (notes 1 and 6)          217,409               10,308             71,331
Shareholders' servicing agent fees and expenses                       65,680               16,429             78,363
Custodian's fees and expenses                                         32,149               24,961             48,049
Trustees' fees and expenses (note 6)                                   2,618                  449              4,650
Professional fees                                                     10,470                4,939             18,259
Shareholders' reports - printing and mailing expenses                 35,240                7,954             53,410
Federal and state registration fees                                    2,724               22,038             20,313
Other expenses                                                         4,524                  876              8,806
--------------------------------------------------------------------------------------------------------------------
Total expenses before expense reimbursement                        1,295,540              241,590          1,741,678
  Expense reimbursement (note 6)                                          --              (67,243)                --
--------------------------------------------------------------------------------------------------------------------
Net expenses                                                       1,295,540              174,347          1,741,678
--------------------------------------------------------------------------------------------------------------------
Net investment income                                              7,394,941            1,083,986         10,929,285
--------------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain from Investments
Net realized gain from investment transactions (notes 1 and 4)     1,385,066              296,058            835,192
Net change in unrealized appreciation or depreciation of
   investments                                                    10,337,787            1,509,853          9,334,934
--------------------------------------------------------------------------------------------------------------------
Net gain from investments                                         11,722,853            1,805,911         10,170,126
--------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                      $ 19,117,794         $  2,889,897      $  21,099,411
====================================================================================================================
N/A - Nuveen Flagship Intermediate and Nuveen Flagship Limited Term are not authorized to issue Class B Shares.

                                                                See accompanying notes to financial statements.


                Statement of Changes in Net Assets (Unaudited)

                                                                          Nuveen Flagship      Nuveen Flagship            Flagship
                                                                             All-American        All-American*        All-American
                                                                         ---------------------------------------------------------
                                                                         Six months ended      11 months ended          Year ended
                                                                                 10/31/97              4/30/97             5/31/96
----------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                        $  7,394,941         $ 13,301,910        $ 13,630,068
Net realized gain from investment transactions (notes 1 and 4)                  1,385,066            2,249,650           4,802,765
Net change in unrealized appreciation or depreciation of investments           10,337,787            4,859,517          (8,074,381)
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                     19,117,794           20,411,077          10,358,452
----------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
  Class A                                                                      (5,839,558)         (10,934,899)        (11,330,827)
  Class B                                                                         (48,848)              (3,405)                N/A
  Class C                                                                      (1,387,346)          (2,349,107)         (2,350,784)
  Class R                                                                         (95,721)              (1,421)                N/A
From accumulated net realized gains from investment transactions:
  Class A                                                                               -           (1,174,852)                  -
  Class B                                                                               -                    -                 N/A
  Class C                                                                               -             (285,764)                  -
  Class R                                                                               -                    -                 N/A
----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                      (7,371,473)         (14,749,448)        (13,681,611)
----------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                               28,485,102           45,105,197          64,410,375
Net proceeds from shares issued to shareholders due to
  reinvestment of distributions                                                 3,252,852            6,771,634           7,107,483
----------------------------------------------------------------------------------------------------------------------------------
                                                                               31,737,954           51,876,831          71,517,858
----------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                                       (27,332,846)         (40,524,782)        (43,626,650)
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions                         4,405,108           11,352,049          27,891,208
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                     16,151,429           17,013,678          24,568,049
Net assets at the beginning of period                                         272,319,221          255,305,543         230,737,494
----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                              $288,470,650         $272,319,221        $255,305,543
==================================================================================================================================
Balance of undistributed net investment income at end of period              $     36,546         $     13,078        $          -
==================================================================================================================================

               * Information represents eight months of Flagship All-American and three months of Nuveen Flagship All-American
                   (see note 1 of the Notes to Financial Statements).
               N/A-Flagship All-American was not authorized to issue Class B or Class R Shares.


48                               See accompanying notes to financial statements.

                                                                       Nuveen Flagship      Nuveen Flagship            Flagship
                                                                          Intermediate        Intermediate*        Intermediate
                                                                      ----------------------------------------------------------
                                                                      Six months ended      11 months ended          Year ended
                                                                              10/31/97              4/30/97             5/31/96
--------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                     $  1,083,986         $  2,147,178       $   2,231,236
Net realized gain from investment transactions (notes 1 and 4)                 296,058              147,832           1,178,381
Net change in unrealized appreciation or depreciation of investments         1,509,853              801,793          (1,349,675)
--------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                   2,889,897            3,096,803           2,059,942
--------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
  Class A                                                                     (990,610)          (2,059,165)         (2,230,105)
  Class C**                                                                    (57,706)             (74,318)            (15,633)
  Class R                                                                      (12,780)              (4,137)                N/A
From accumulated net realized gains from investment transactions:
  Class A                                                                            -                    -                   -
  Class C**                                                                          -                    -                   -
  Class R                                                                            -                    -                 N/A
--------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                   (1,061,096)          (2,137,620)         (2,245,738)
--------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                             2,354,856            7,641,512          16,566,991
Net proceeds from shares issued to shareholders due to
  reinvestment of distributions                                                513,310            1,250,991           1,433,834
--------------------------------------------------------------------------------------------------------------------------------
                                                                             2,868,166            8,892,503          18,000,825
--------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                                     (4,855,081)         (13,864,964)        (11,954,767)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions          (1,986,915)          (4,972,461)          6,046,058
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                         (158,114)          (4,013,278)          5,860,262
Net assets at the beginning of period                                       43,915,485           47,928,763          42,068,501
--------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                           $ 43,757,371         $ 43,915,485       $  47,928,763
================================================================================================================================
Balance of undistributed net investment income at end of period           $     32,448         $      9,558       $           -
================================================================================================================================

               *     Information represents eight months of Flagship
                     Intermediate and three months of Nuveen Flagship
                     Intermediate (see note 1 of the Notes to Financial
                     Statements).
               **    Class C Shares commenced operations on December 1, 1995.
               N/A - Flagship Intermediate was not authorized to issue Class
                     R Shares.


49                               See accompanying notes to financial statements.

                                                                        Nuveen Flagship  Nuveen Flagship        Flagship
                                                                           Limited Term    Limited Term*    Limited Term
                                                                       -------------------------------------------------
                                                                       Six months ended  11 months ended      Year ended
                                                                               10/31/97          4/30/97         5/31/96
------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                      $ 10,929,285    $  21,032,242   $  25,355,276
Net realized gain from investment transactions (notes 1 and 4)                  835,192        1,658,088       1,123,864
Net change in unrealized appreciation or depreciation of investments          9,334,934          116,950      (5,083,239)
------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                   21,099,411       22,807,280      21,395,901
------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
  Class A                                                                   (10,194,606)     (19,952,270)    (24,835,168)
  Class C**                                                                    (561,663)        (809,432)       (175,819)
  Class R                                                                        (2,424)            (286)            N/A
From accumulated net realized gains from investment transactions:
  Class A                                                                            --               --              --
  Class C**                                                                          --               --              --
  Class R                                                                            --               --             N/A
------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                   (10,758,693)     (20,761,988)    (25,010,987)
------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                             43,662,840       55,204,267      90,170,813
Net proceeds from shares issued to shareholders due to
  reinvestment of distributions                                               5,700,094       12,418,014      16,369,864
------------------------------------------------------------------------------------------------------------------------
                                                                             49,362,934       67,622,281     106,540,677
------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                                     (47,187,596)    (125,247,208)   (167,550,003)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions            2,175,338      (57,624,927)    (61,009,326)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                        12,516,056      (55,579,635)    (64,624,412)
Net assets at the beginning of period                                       448,991,813      504,571,448     569,195,860
------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                            $461,507,869    $ 448,991,813   $ 504,571,448
========================================================================================================================
Balance of undistributed net investment income at end of period            $  1,185,392    $   1,014,800   $     744,546
========================================================================================================================

* Information represents eight months of Flagship Limited Term and three months of Nuveen Flagship Limited Term (see note 1 of the Notes to Financial Statements).

**    Class C Shares commenced operations on December 1, 1995.

N/A - Flagship Limited Term was not authorized to issue Class R Shares.

                                 See accompanying notes to financial statements.
50

Notes to Financial Statements (Unaudited)


1. General Information and Significant Accounting Policies

The Nuveen Flagship Municipal Trust (the "Trust") is an open-end diversified investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Flagship All-American Municipal Bond Fund ("Nuveen Flagship All-American"), the Nuveen Flagship Intermediate Municipal Bond Fund ("Nuveen Flagship Intermediate") and the Nuveen Flagship Limited Term Municipal Bond Fund ("Nuveen Flagship Limited Term") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The John Nuveen Company ("Nuveen"), parent of John Nuveen & Co. Incorporated and Nuveen Advisory Corp., respectively, the distributor ("Distributor") and investment advisor ("Adviser") of the Funds, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December 1996.

After the close of business on January 31, 1997, Flagship All-American Tax Exempt Fund ("Flagship All-American"), Flagship Intermediate Tax Exempt Fund ("Flagship Intermediate") and Flagship Limited Term Tax Exempt Fund ("Flagship Limited Term") were reorganized into the Trust. At this time they were renamed Nuveen Flagship All-American Municipal Bond Fund, Nuveen Flagship Intermediate Municipal Bond Fund and Nuveen Flagship Limited Term Municipal Bond Fund, respectively. The Funds had a May 31 fiscal year end prior to being reorganized into the Trust and now have an April 30 fiscal year end.

Each Fund seeks to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of their when-issued and delayed delivery purchase commitments. At October 31, 1997, Nuveen Flagship

All-American, Nuveen Flagship Intermediate and Nuveen Flagship Limited Term had outstanding when-issued purchase commitments of $3,964,563, $520,885 and $3,663,061, respectively.

Interest Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to the shareholders of the Funds. Net realized capital gain and market discount distributions are subject to federal taxation.

Flexible Sales Charge Program

Each Fund offers Class A, C and R Shares. Nuveen Flagship All-American also offers Class B Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

Derivative Financial Instruments

The Funds may invest in certain derivative financial instruments including futures, forward, swap, option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended October 31, 1997.

Expense Allocation

Expenses of each Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

            2. Fund Shares
            Transactions in Fund shares were as follows:

                                                     Nuveen Flagship                Nuveen Flagship                  Flagship
                                                       All-American                  All-American*                 All-American
------------------------------------------------------------------------------------------------------------------------------------
                                                Six months ended 10/31/97       11 months ended 4/30/97         Year ended 5/31/96
------------------------------------------------------------------------------------------------------------------------------------
                                                   Shares          Amount         Shares           Amount      Shares        Amount
Shares sold:
    Class A                                     1,464,202    $ 16,445,041      2,917,181     $ 31,668,207   4,757,928   $51,859,159
    Class B                                       204,587       2,281,858         65,162          712,816         N/A           N/A
    Class C                                       566,759       6,319,900      1,153,656       12,540,237   1,153,142    12,551,216
    Class R                                       313,784       3,438,303         16,754          183,937         N/A           N/A

Shares issued to shareholders due to
    reinvestment of distributions:
    Class A                                       227,190       2,541,136        514,027        5,592,134     529,263     5,744,859
    Class B                                         1,813          20,348             24              265         N/A           N/A
    Class C                                        54,636         612,135        108,469        1,178,627     125,662     1,362,624
    Class R                                         7,067          79,233             56              608         N/A           N/A
------------------------------------------------------------------------------------------------------------------------------------
                                                2,840,038      31,737,954      4,775,329       51,876,831   6,565,995    71,517,858
------------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
    Class A                                    (1,931,022)    (21,482,418)    (3,061,374)     (33,300,392) (2,979,351)  (32,444,225)
    Class B                                            --              --             --               --         N/A            N/A
    Class C                                      (508,734)     (5,699,945)      (665,228)      (7,224,390) (1,035,684)  (11,182,425)
    Class R                                       (13,473)       (150,483)            --               --         N/A            N/A
------------------------------------------------------------------------------------------------------------------------------------
                                               (2,453,229)    (27,332,846)    (3,726,602)     (40,524,782) (4,015,035)  (43,626,650)
------------------------------------------------------------------------------------------------------------------------------------
Net increase                                      386,809    $  4,405,108      1,048,727     $ 11,352,049   2,550,960   $27,891,208
------------------------------------------------------------------------------------------------------------------------------------

          * Information represents eight months of Flagship All-American and three months of Nuveen Flagship All-American (see note 1).

          N/A--Flagship All-American was not authorized to issue Class B or Class R Shares.

                                                   Nuveen Flagship             Nuveen Flagship               Nuveen Flagship
                                                    Intermediate               Intermediate *                 Intermediate
                                              -------------------------------------------------------------------------------------
                                              Six months ended 10/31/97    11 months ended 4/30/97         Year ended 5/31/96
                                              -------------------------------------------------------------------------------------
                                                 Shares        Amount        Shares          Amount         Shares          Amount
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold:
    Class A                                     160,891   $ 1,720,725       539,437    $  5,639,771      1,461,305    $ 15,332,025
    Class C **                                   54,243       581,547       145,976       1,523,605        117,137       1,234,966
    Class R                                       4,884        52,584        44,829         478,136            N/A             N/A
Shares issued to shareholders
    due to reinvestment of distributions:
    Class A                                      44,962       482,931       118,796       1,215,858        136,334       1,423,816
    Class C **                                    2,609        28,137         3,777          34,796            957          10,018
    Class R                                         209         2,242            32             337            N/A             N/A
-----------------------------------------------------------------------------------------------------------------------------------
                                                267,798     2,868,166       852,847       8,892,503      1,715,733      18,000,825
-----------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
    Class A                                    (400,340)   (4,305,060)   (1,302,182)    (13,627,224)    (1,134,391)    (11,928,052)
    Class C **                                  (51,023)     (548,963)      (22,717)       (237,740)        (2,589)        (26,715)
    Class R                                         (97)       (1,058)           --              --            N/A             N/A
-----------------------------------------------------------------------------------------------------------------------------------
                                               (451,460)   (4,855,081)   (1,324,899)    (13,864,964)    (1,136,980)    (11,954,767)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                        (183,662)  $(1,986,915)     (472,052)   $ (4,972,461)       578,753    $  6,046,058
-----------------------------------------------------------------------------------------------------------------------------------

* Information represents eight months of Flagship Intermediate and three months of Nuveen Flagship Intermediate (see note 1).

**   Class C Shares commenced operations on December 1, 1995.

N/A--Flagship Intermediate was not authorized to issue Class R Shares.


                                              Nuveen Flagship                 Nuveen Flagship                Nuveen Flagship
                                                Limited Term                  Limited Term *                   Limited Term
                                         -------------------------------------------------------------------------------------------
                                         Six months ended 10/31/97        11 months ended 4/30/97           Year ended 5/31/96
                                         -------------------------------------------------------------------------------------------
                                            Shares           Amount         Shares           Amount         Shares           Amount
------------------------------------------------------------------------------------------------------------------------------------
Shares sold:
    Class A                              3,299,409     $ 35,517,912      4,064,504    $  43,309,184      6,914,835    $  74,019,115
    Class C **                             745,502        8,027,803      1,111,314       11,854,862      1,505,009       16,151,698
    Class R                                 10,878          117,125          3,763           40,221            N/A              N/A
Shares issued to shareholders due to
    reinvestment of distributions:
    Class A                                501,357        5,396,992      1,125,302       11,989,359      1,522,705       16,288,950
    Class C **                              27,942          301,164         40,213          428,533          7,584           80,914
    Class R                                    181            1,938             11              122            N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------
                                         4,585,269       49,362,934      6,345,107       67,622,281      9,950,133      106,540,677
------------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
    Class A                             (3,960,839)     (42,651,238)   (11,367,265)    (121,107,007)   (15,607,722)    (166,978,057)
    Class C **                            (420,798)      (4,536,358)      (388,996)      (4,140,201)       (53,177)        (571,946)
    Class R                                     --               --             --               --            N/A              N/A
------------------------------------------------------------------------------------------------------------------------------------
                                        (4,381,637)     (47,187,596)   (11,756,261)    (125,247,208)   (15,660,899)    (167,550,003)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                    203,632     $  2,175,338     (5,411,154)   $ (57,624,927)    (5,710,766)   $ (61,009,326)
====================================================================================================================================

* Information represents eight months of Flagship Limited Term and three months of Nuveen Flagship Limited Term (see note 1).
**   Class C Shares commenced operations on December 1, 1995.
N/A--Flagship Limited Term was not authorized to issue Class R Shares.


3. Distributions to Shareholders
On November 7, 1997, the Funds declared dividend distributions from their tax-exempt net investment income which were paid on December 1, 1997, to shareholders of record on November 7, 1997, as follows:


                Nuveen Flagship    Nuveen Flagship      Nuveen Flagship
                   All-American       Intermediate         Limited Term
-----------------------------------------------------------------------
Dividend per share:
      Class A           $ .0500            $ .0430              $ .0425
      Class B             .0430                N/A                  N/A
      Class C             .0450              .0380                .0395
      Class R             .0520              .0445                .0440
-----------------------------------------------------------------------

N/A--Nuveen Flagship Intermediate and Nuveen Flagship Limited Term are not authorized to issue Class B Shares.

4. Securities Transactions
Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments for the six months ended October 31, 1997, were as follows:




                                                              Nuveen Flagship     Nuveen Flagship    Nuveen Flagship
                                                                 All-American        Intermediate       Limited Term
--------------------------------------------------------------------------------------------------------------------
Purchases:
  Investments in municipal securities                           $  35,587,922       $   3,639,596      $  62,754,277
  Temporary municipal investments                                  19,300,000           3,000,000         21,500,000

Sales:
  Investments in municipal securities                              32,679,320           7,597,750         75,310,135
  Temporary municipal investments                                  19,300,000           3,000,000         21,500,000
--------------------------------------------------------------------------------------------------------------------

At October 31, 1997, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At April 30, 1997, the Funds' last fiscal year end, Nuveen Flagship Intermediate and Nuveen Flagship Limited Term had unused capital loss carryforwards of $300,689 and $5,140,875, respectively, available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire in the year 2003.

5. Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and gross unrealized depreciation of investments at October 31, 1997, were as follows:



                                                               Nuveen Flagship    Nuveen Flagship    Nuveen Flagship
                                                                  All-American       Intermediate       Limited Term
--------------------------------------------------------------------------------------------------------------------
Gross unrealized:
  appreciation                                                   $  22,762,593      $   2,888,780      $  18,142,629
  depreciation                                                              --               (780)            (7,020)
--------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation                                      $  22,762,593      $   2,888,000      $  18,135,609
--------------------------------------------------------------------------------------------------------------------

6. Management Fee and Other Transactions with Affiliates
Under the Trust's investment management agreement with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of each Fund:


                                                                                                     Nuveen Flagship
                                                                                         All-American & Intermediate
Average daily net asset value                                                                         Management fee
--------------------------------------------------------------------------------------------------------------------
For the first $125 million                                                                               .5000 of 1%
For the next $125 million                                                                                .4875 of 1
For the next $250 million                                                                                .4750 of 1
For the next $500 million                                                                                .4625 of 1
For the next $1 billion                                                                                  .4500 of 1
For net assets over $2 billion                                                                           .4250 of 1
--------------------------------------------------------------------------------------------------------------------


Notes to Financial Statements (Unaudited) - continued
                                                                                                     Nuveen Flagship
                                                                                                        Limited Term
Average daily net asset value                                                                         Management fee
--------------------------------------------------------------------------------------------------------------------
For the first $125 million                                                                               .4500 of 1%
For the next $125 million                                                                                .4375 of 1
For the next $250 million                                                                                .4250 of 1
For the next $500 million                                                                                .4125 of 1
For the next $1 billion                                                                                  .4000 of 1
For net assets over $2 billion                                                                           .3750 of 1

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities . The Trust pays no compensation directly to its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the six months ended October 31, 1997, the Distributor collected sales charges on purchases of Class A Shares of approximately $272,500, $32,300 and $200,300 for Nuveen Flagship All-American, Nuveen Flagship Intermediate and Nuveen Flagship Limited Term, respectively, of which approximately $249,500, $26,300 and $184,500, respectively, were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the six months ended October 31, 1997, the Distributor compensated authorized dealers directly with approximately $187,600, $5,900 and $236,100 in commission advances at the time of purchase for Nuveen Flagship All-American, Nuveen Flagship Intermediate and Nuveen Flagship Limited Term, respectively. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares for Nuveen Flagship All-American during the first year following a purchase, all 12b-1 distribution fees on Class B Shares for Nuveen Flagship All-American, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended October 31, 1997, the Distributor retained approximately $69,500, $5,200 and $31,300 in such 12b-1 fees for Nuveen Flagship All-American, Nuveen Flagship Intermediate and Nuveen Flagship Limited Term, respectively. The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained approximately $3,800, $3,200 and $25,100 of CDSC on share redemptions for Nuveen Flagship All-American, Nuveen Flagship Intermediate and Nuveen Flagship Limited Term, respectively, during the six months ended October 31, 1997.

7. Composition of Net Assets

At October 31, 1997, each Fund had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                              Nuveen Flagship     Nuveen Flagship    Nuveen Flagship
                                                                 All-American        Intermediate       Limited Term
--------------------------------------------------------------------------------------------------------------------
Capital paid-in                                                $  263,355,154      $   40,841,554     $  446,544,115
Balance of undistributed net investment income                         36,546              32,448          1,185,392
Accumulated net realized gain (loss) from
investment transactions                                             2,316,357              (4,631)        (4,357,247)
Net unrealized appreciation of investments                         22,762,593           2,888,000         18,135,609
--------------------------------------------------------------------------------------------------------------------
Net assets                                                     $  288,470,650      $   43,757,371     $  461,507,869
====================================================================================================================

8. Investment Composition

Each Fund invests in municipal securities which include general obligation, escrowed and revenue bonds. At October 31, 1997, the revenue sources by municipal purpose for these investments, expressed as a percent of total investments, were as follows:

                                                              Nuveen Flagship     Nuveen Flagship    Nuveen Flagship
                                                                 All-American        Intermediate       Limited Term
--------------------------------------------------------------------------------------------------------------------
Education and Civic Organizations                                         12%                  5%                15%
Forest and Paper Products                                                  2                  --                 18
Health Care                                                               16                  26                 --
Housing Multifamily                                                        5                   2                  6
Industrial Other                                                           4                   4                  4
Long Term Care                                                             9                   4                  4
Tax Obligation General                                                     2                   8                  9
Tax Obligation Limited                                                    10                  17                 11
Transportation                                                            16                  13                 10
US Guaranteed                                                              4                  --                  4
Utilities                                                                 12                  10                 12
Water and Sewer                                                            4                   9                  4
Other                                                                      4                   2                  3
--------------------------------------------------------------------------------------------------------------------
                                                                         100%                100%               100%
====================================================================================================================

Certain long-term and intermediate-term investments owned by the Funds are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest in the event of default (19% for Nuveen Flagship All-American, 30% for Nuveen Flagship Intermediate and 38% for Nuveen Flagship Limited Term). Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of any of the Funds' shares.

For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.

                       Financial Highlights -- (Unaudited)


                       Selected data for a common share outstanding throughout each period is as follows:

Class (Inception date)                           Operating performance      Less distributions
                                                 ---------------------      ------------------


                                                                   Net
NUVEEN FLAGSHIP ALL AMERICAN++        Net                 realized and       Dividends                        Net       Total
                                    asset                   unrealized       from tax-                      asset      return
                                    value         Net      gain (loss)      exempt net  Distributions       value      on net
Year ending                     beginning  investment             from      investment   from capital      end of       asset
April 30,                       of period   income(b)      investments          income          gains      period    value(a)
-----------------------------------------------------------------------------------------------------------------------------
Class A (10/88)
  1998 (g)                       $  10.90      $  .30            $ .47           $(.30)         $  --     $ 11.37        7.13%
  1997 (e)                          10.67         .55              .29            (.55)          (.06)      10.90        8.02
  1996 (f)                          10.79         .61             (.12)           (.61)            --       10.67        4.64
  1995 (f)                          10.61         .63              .18            (.63)            --       10.79        8.01
  1994 (f)                          11.07         .65             (.30)           (.65)          (.16)+++   10.61        2.99
  1993 (f)                          10.40         .67              .76            (.67)          (.09)      11.07       14.25
  1992 (f)                           9.95         .69              .45            (.69)            --       10.40       11.94
  1991 (f)                           9.73         .72              .22            (.72)            --        9.95       10.10
  1990 (f)                           9.81         .71             (.06)           (.72)          (.01)       9.73        6.92
  1989 (c)                           9.58         .46              .23            (.46)            --        9.81       10.66+

Class B (2/97)
  1998 (g)                          10.91         .26              .47            (.26)            --       11.38        6.72
  1997 (d)                          10.98         .12             (.06)           (.13)            --       10.91         .54

Class C (6/93)
  1998 (g)                          10.89         .27              .47            (.27)            --       11.36        6.85
  1997 (e)                          10.66         .50              .29            (.50)          (.06)      10.89        7.48
  1996 (f)                          10.78         .55             (.12)           (.55)            --       10.66        4.07
  1995 (f)                          10.60         .57              .18            (.57)            --       10.78        7.42
  1994 (c)                          11.09         .57             (.32)           (.57)          (.17)+++   10.60        2.16+

Class R (2/97)
  1998 (g)                          10.91         .31              .47            (.31)            --       11.38        7.23
  1997 (d)                          10.99         .15             (.07)           (.16)            --       10.91         .69
-----------------------------------------------------------------------------------------------------------------------------

           + Annualized.

          ++ Information included prior to the 11 months ending April 30, 1997, reflects the financial highlights of Flagship All-American.

         +++ The amounts shown include a distribution in excess of capital gains of $.10 per share.

         (a) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.

         (b) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.

         (c) From commencement of class operations as noted through May 31.

         (d) From commencement of class operations as noted through April 30.

         (e) For the 11 months ending April 30.

         (f) For the year ending May 31.

         (g) For the six months ending October 31, 1997.

                           Ratios/Supplemental data
--------------------------------------------------------------------------------
                                   Ratio                     Ratio
                                  of net                    of net
                   Ratio of   investment     Ratio of   investment
                   expenses    income to     expenses    income to
                 to average      average   to average      average
                 net assets   net assets   net assets   net assets
    Net assets       before       before        after        after    Portfolio
 end of period   reimburse-   reimburse-   reimburse-   reimburse-     turnover
(in thousands)         ment         ment     ment (b)     ment (b)         rate
--------------------------------------------------------------------------------
      $223,200          .80%+       5.35%+        .80%+       5.35%+         12%
       216,575          .98+        5.43+         .87+        5.54+          39
       207,992         1.02         5.41          .83         5.60           79
       185,495         1.06         5.72          .76         6.02           71
       159,867         1.05         5.34          .62         5.77           81
       170,831         1.05         5.84          .65         6.24           72
       129,525         1.05         6.32          .56         6.81           86
        79,557         1.10         6.65          .42         7.33           94
        49,013         1.13         6.58          .42         7.29          132
        25,644         1.38+        5.89+          --         7.27+          57

         3,090         1.55+        4.56+        1.55+        4.56+          12
           711         1.55+        4.83+        1.55+        4.83+          39

        58,493         1.35+        4.80+        1.35+        4.80+          12
        54,850         1.53+        4.88+        1.42+        4.99+          39
        47,314         1.57         4.85         1.37         5.05           79
        45,242         1.61         5.17         1.31         5.47           71
        39,997         1.63+        4.62+        1.09+        5.16+          81

         3,688          .60+        5.53+         .60+        5.53+          12
           183          .61+        5.95+         .61+        5.95+          39
--------------------------------------------------------------------------------



Class (Inception date)                           Operating performance             Less distributions
                                               --------------------------     --------------------------
                                                                      Net
NUVEEN FLAGSHIP INTERMEDIATE++             Net               realized and       Dividends                       Net          Total
                                         asset                 unrealized       from tax-                     asset         return
                                         value        Net     gain (loss)      exempt net   Distributions     value         on net
Year ending                          beginning investment            from      investment    from capital    end of          asset
April 30,                            of period  income(b)     investments          income           gains    period        value(a)

-----------------------------------------------------------------------------------------------------------------------------------
Class A (9/92)
  1998 (g)                              $10.47       $.26           $ .44           $(.26)           $ --    $10.91           6.72%
  1997 (e)                               10.27        .47             .20            (.47)             --     10.47           6.64
  1996 (f)                               10.29        .51            (.02)           (.51)             --     10.27           4.84
  1995 (f)                               10.16        .51             .13            (.51)             --     10.29           6.63
  1994 (f)                               10.35        .52            (.13)           (.52)          (.06)+++  10.16           3.72
  1993 (c)                                9.70        .36             .64            (.35)             --     10.35          14.06+

Class C (12/95)
  1998 (g)                               10.47        .23             .44            (.23)             --     10.91           6.42
  1997 (e)                               10.28        .44             .17            (.42)             --     10.47           6.00
  1996 (c)                               10.57        .23            (.30)           (.22)             --     10.28          (1.78)+

Class R (2/97)
  1998 (g)                               10.45        .27             .44            (.27)             --     10.89           6.82
  1997 (d)                               10.60        .13            (.15)           (.13)             --     10.45           (.15)
----------------------------------------------------------------------------------------------------------------------------------

           +  Annualized.

          ++ Information included prior to the 11 months ending April 30, 1997, reflects the financial highlights of Flagship Intermediate.

         +++ The amount shown includes a distribution in excess of capital gains of $.01 per share.

         (a) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.

         (b) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.

         (c)  From commencement of class operations as noted through May 31.

         (d)  From commencement of class operations as noted through April 30.

         (e)  For the 11 months ending April 30.

         (f)  For the year ending May 31.

         (g)  For the six months ending October 31, 1997.

                           Ratios/Supplemental data
-------------------------------------------------------------------------------

                                              Ratio                                    Ratio
                                             of net                                   of net
                        Ratio of         investment             Ratio of          investment
                        expenses          income to             expenses           income to
                      to average            average           to average             average
                      net assets         net assets           net assets          net assets
    Net assets            before             before                after               after        Portfolio
 end of period        reimburse-         reimburse-           reimburse-          reimburse-         turnover
(in thousands)              ment               ment              ment(b)             ment(b)             rate
-------------------------------------------------------------------------------------------------------------
       $40,504              1.05%+             4.57%+                .75%+              4.87%+              8%
        40,906              1.18+              4.46+                 .68+               4.96+              26
        46,742              1.17               4.31                  .62                4.86               81
        42,069              1.24               4.45                  .54                5.15              102
        35,891              1.29               4.04                  .40                4.93               69
        18,971              1.59+              3.78+                 .39+               4.98+             102

         2,711              1.60+              4.02+                1.30+               4.32+               8
         2,540              1.71+              3.90+                1.23+               4.38+              26
         1,187              1.73+              3.68+                1.13+               4.28+              81

           543               .85+              4.76+                 .55+               5.06+               8
           469               .82+              4.98+                 .40+               5.40+              26
 -------------------------------------------------------------------------------------------------------------



Class (Inception date)                           Operating performance             Less distributions
                                              ---------------------------       ------------------------
                                                                      Net
NUVEEN FLAGSHIP LIMITED TERM++            Net                realized and       Dividends                       Net           Total
                                        asset                  unrealized       from tax-                     asset          return
                                        value         Net     gain (loss)      exempt net   Distributions     value          on net
Year ending                         beginning  investment            from      investment    from capital    end of           asset
April 30,                           of period   income(b)     investments          income           gains    period         value(a)
-----------------------------------------------------------------------------------------------------------------------------------
Class A (10/87)
     1998 (g)                          $10.61        $.26           $ .23           $(.25)           $ --    $10.85           4.69%
     1997 (e)                           10.57         .46             .04            (.46)             --     10.61           4.78
     1996 (f)                           10.65         .51            (.09)           (.50)             --     10.57           4.03
     1995 (f)                           10.60         .51             .04            (.50)             --     10.65           5.41
     1994 (f)                           10.74         .52            (.13)           (.52)           (.01)    10.60           3.58
     1993 (f)                           10.29         .55             .45            (.55)             --     10.74          10.02
     1992 (f)                           10.04         .60             .26            (.60)           (.01)    10.29           9.04
     1991 (f)                            9.92         .63             .13            (.64)             --     10.04           8.08
     1990 (f)                            9.91         .64             .01            (.64)             --      9.92           6.83
     1989 (f)                            9.88         .62             .02            (.61)             --      9.91           6.81
     1988 (c)                            9.75         .36             .13            (.36)             --      9.88           7.44+

Class C (12/95)
     1998 (g)                           10.60         .24             .24            (.24)             --     10.84           4.53
     1997 (e)                           10.56         .44             .03            (.43)             --     10.60           4.49
     1996 (c)                           10.76         .22            (.19)           (.23)             --     10.56            .46+

Class R (2/97)
     1998 (g)                           10.59         .27             .23            (.26)             --     10.83           4.79
     1997 (d)                           10.73         .12            (.13)           (.13)             --     10.59           (.09)
----------------------------------------------------------------------------------------------------------------------------------

           +  Annualized.

          ++ Information included prior to the 11 months ending April 30, 1997, reflects the financial highlights of Flagship Limited Term.

         (a) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.

         (b) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.

         (c)  From commencement of class operations as noted through May 31.

         (d)  From commencement of class operations as noted through April 30.

         (e)  For the 11 months ending April 30.

         (f)  For the year ending May 31.

         (g)  For the six months ending October 31, 1997.

                                          Ratios/Supplemental data
-------------------------------------------------------------------------------------------------------------
                                                 Ratio                                Ratio
                                                of net                               of net
                          Ratio of          investment           Ratio of        investment
                          expenses           income to           expenses         income to
                        to average             average         to average           average
                        net assets          net assets         net assets        net assets
    Net assets              before              before              after             after         Portfolio
 end of period          reimburse-          reimburse-         reimburse-        reimburse-          turnover
(in thousands)                ment                ment           ment (b)          ment (b)              rate
-------------------------------------------------------------------------------------------------------------
      $433,436                .74%+              4.76%+              .74%+            4.76%+              14%
       425,401                .82+               4.74+               .80+             4.76+               29
       489,157                .84                4.72                .79              4.77                39
       569,196                .82                4.80                .74              4.88                20
       704,627                .79                4.67                .70              4.76                22
       570,518                .82                4.98                .70              5.10                20
       284,479                .93                5.42                .47              5.88                48
        67,471               1.00                5.88                .56              6.32               167
        19,018               1.22                5.96                .70              6.48                38
        13,446               1.38                5.46                .56              6.28                50
         9,835                .41+               5.84+               .40+             5.85+               67

        27,911               1.09+               4.41+              1.09+             4.41+               14
        23,551               1.12+               4.43+              1.11+             4.44+               29
        15,415               1.43+               3.93+              1.19+             4.17+               39

           161                .53+               4.93+               .53+             4.93+               14
            40                .55+               5.07+               .55+             5.07+               29
-------------------------------------------------------------------------------------------------------------

Additional Investment Opportunities


To purchase additional shares of your Nuveen Fund, contact your financial adviser. If you would like to add to your current investment on a regular basis, you can sign up for Nuveen's systematic investing program, which allows you to invest a fixed dollar amount every month automatically.

You can also invest automatically through dividend reinvestment. By reinvesting your fund's dividends back into the fund, you give your investment the added growth potential of long-term compounding.

For more information on any of these service options, call your adviser, or Nuveen at (800) 225-8530.


Nuveen Family of Mutual Funds

Nuveen offers a variety of funds designed to help you reach your financial goals.

Growth and Income Funds

Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund


Municipal Bond Funds


National Funds

Long-Term
Insured
Intermediate
Limited Term


State Funds

Alabama                 Michigan
Arizona                 Missouri
California              New Jersey
Colorado                New Mexico
Connecticut             New York
Florida                 North Carolina
Georgia                 Ohio
Kansas                  Pennsylvania
Kentucky                South Carolina
Louisiana               Tennessee
Maryland                Virginia
Massachusetts           Wisconsin

Fund Information

Board of Trustees

Robert P. Bremmer
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale


Fund Manager

Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606


Transfer Agent and Shareholder Services

Boston Financial Data Service
P.O. Box 8509
Boston, MA 02266-8509

(800) 225-8530


Legal Counsel

Fried, Frank, Harris,
Shriver & Jacobson
Washington, D.C.


Independent Public Accountants

Arthur Andersen LLP
Chicago, Illinois

Serving Investors
for Generations


[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]
John Nuveen, Sr.


Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for investors whose portfolios are the principal source of their ongoing financial security. More than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies whose aim is to provide consistent, attractive performance over time - with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to help ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or preservation of capital, Nuveen offers a wide array of equity and fixed-income mutual funds, unit trusts, exchange-traded funds, individual managed account services, and cash management products, including many that generate tax-free income.

To find out more about how Nuveen investment products and services can help you preserve your financial security, talk with your financial adviser, or call us at (800) 225-8530 for more information, including a prospectus where applicable. Please read that information carefully before you invest.

NUVEEN
John Nuveen & Co.Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 225-8530
www.nuveen.com